Exhibit 10.12

FIRST LIEN JUNIOR PRIORITY
COLLATERAL AGREEMENT

dated and effective as of
February 2, 2012
among
DOMUS INTERMEDIATE HOLDINGS CORP.,
as Guarantor

REALOGY CORPORATION,

each other Grantor
party hereto

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

Exhibit 10.12

Table of Contents

ARTICLE I	Page
Definitions
SECTION 1.01. Indenture	1
SECTION 1.02. Other Defined Terms.	2
ARTICLE II
[RESERVED]
ARTICLE III
Pledge of Securities
SECTION 3.01. Pledge	7
SECTION 3.02. Delivery of the Pledged Collateral	8
SECTION 3.03. Representations, Warranties and Covenants	9
SECTION 3.04. Registration in Nominee Name; Denominations	11
SECTION 3.05. Voting Rights; Dividends and Interest, Etc	11
ARTICLE IV
Security Interests in Other Personal Property
SECTION 4.01. Security Interest	14
SECTION 4.02. Representations and Warranties	15
SECTION 4.03. Covenants	18
SECTION 4.04. Other Actions	20
SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral	21
SECTION 4.06. Insurance	23
ARTICLE V
Remedies
SECTION 5.01. Remedies Upon Default	24
SECTION 5.02. Application of Proceeds	25
SECTION 5.03. Securities Act, Etc	26
ARTICLE VI
Indemnity, Subrogation and Subordination
SECTION 6.01. Indemnity	27
SECTION 6.02. Contribution and Subrogation	27
SECTION 6.03. Subordination; Subrogation	27
ARTICLE VII
Miscellaneous
SECTION 7.01. Notices	29
SECTION 7.02. [RESERVED]	30
SECTION 7.03. Limitation By Law	30
SECTION 7.04. Binding Effect; Several Agreement	30
SECTION 7.05. Successors and Assigns	30
SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification	31
SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact	31
SECTION 7.08. Governing Law	32

Exhibit 10.12

Exhibit 10.12

Schedules
Schedule I    Pledged Stock; Debt Securities
Schedule II    Intellectual Property
Schedule III    Commercial Tort Claims
Schedule IV    Filing Offices

Exhibits
Exhibit I    Form of Supplement to the Collateral Agreement
Exhibit II    Apple Ridge Securitization Documents

Exhibit 10.12

FIRST LIEN JUNIOR PRIORITY COLLATERAL AGREEMENT, dated and effective as of February 2, 2012 (this “Agreement”), among DOMUS INTERMEDIATE HOLDINGS CORP. (“Intermediate Holdings”), REALOGY CORPORATION (the “Company”), each Subsidiary Grantor identified herein and party hereto (together with Intermediate Holdings, the Company and any other entity that may become a party hereto as provided herein, the “Grantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).
PRELIMINARY STATEMENT
Reference is made to the Indenture dated as of February 2, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Company, Intermediate Holdings, Domus Holdings Corp., a Delaware corporation, the Subsidiaries (such term, and all other capitalized terms used herein, as defined and otherwise referenced pursuant to Section 1.01) of the Company party thereto as guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and The Bank of New York Mellon Trust Company, N.A. as the Collateral Agent, pursuant to which the Company has duly authorized the issue of 9.000% Senior Secured Notes Due 2020 (as further defined in the Indenture, the “Notes”).
The Holders have agreed to extend credit to the Company subject to the terms and conditions set forth in the Indenture. The obligations of the Holders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors are affiliates of the Company, will derive substantial benefits from the extension of credit to the Company pursuant to the Indenture and the Notes and are willing to execute and deliver this Agreement in order to induce the Holders to extend such credit. The Grantors (other than the Company) have guaranteed the obligations of the Company under the Notes. Each Grantor is entering into this Agreement in order to induce the Holders to purchase the Notes and to secure obligations under the Note Documents.
The priority of the Liens and Security Interests created by this Agreement and the right of the Secured Parties to exercise rights and remedies under this Agreement or with respect to the Collateral are subject to the terms of the Intercreditor Agreements.
Now therefore, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:
ARTICLE I
Definitions
SECTION 1.01.      Indenture. (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in

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Exhibit 10.12

Article 9 of the New York UCC.
(b)      The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.
SECTION 1.02.      Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Acceleration Event” means after, or concurrently with, the occurrence of an Event of Default, the maturity of any of the Secured Obligations shall have been accelerated.
“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper, General Intangibles, Instruments or Investment Property.
“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).
“Issue Date” means the date of the Indenture.
“Collateral” means the Article 9 Collateral and the Pledged Collateral.
“Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Collateral Documents” has the meaning assigned to such term in the Indenture.
“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Company Obligations” means (a) the due and punctual payment by the Company of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Company to any of the Secured Parties under the Indenture and each of the other Note Documents, including obligations to pay fees, expenses and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual payment of all the obligations of each other Grantor under or pursuant to this Agreement and each of the other Note Documents.

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Exhibit 10.12

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).
“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule II; (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.
“Excluded Property” means (1) any vehicle covered by a certificate of title or ownership, (2) any cash, deposit accounts and securities accounts, (3) (i) Equity Interests representing more than 65% of the issued and outstanding voting Equity Interests in any “first- tier” Foreign Subsidiary directly owned by Intermediate Holdings, the Company or any Subsidiary Grantor, (ii) Equity Interests representing more than 65% of the issued and outstanding voting Equity Interests in any “first-tier” Qualified CFC Holding Company directly owned by Intermediate Holdings, the Company or any Subsidiary Grantor, (iii) any issued and outstanding Equity Interest in any Foreign Subsidiary that is not a “first-tier” Foreign Subsidiary, (iv) any issued and outstanding Equity Interests in any Qualified CFC Holding Company that is not a “first-tier” Qualified CFC Holding Company and (v) any issued and outstanding Equity Interests in Title Resource Group Settlement Services, LLC (f/k/a APEX Real Estate Information Services Alabama, L.L.C.), Prime Commercial, Inc. and Realty Stars, Ltd., the Equity Interests of which are not pledged for the benefit of the First Lien Priority Indebtedness, First Lien Junior Priority Indebtedness or the Second Priority Lien Obligations, (4) to the extent applicable law requires that any Subsidiary of Intermediate Holdings, the Company or any Subsidiary Grantor issues directors’ qualifying shares, such shares or nominee or other similar shares, (5) any Securitization Assets, (6) any Equity Interests in any insurance Subsidiary, (7) any Letter-of-Credit Rights to the extent Intermediate Holdings, the Company or any Subsidiary Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (8) Intermediate Holdings, the Company or any Subsidiary Grantor’s right, title or interest in any license, contract or agreement to which Intermediate Holdings, the Company or such Subsidiary Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any license, contract or agreement to which Intermediate Holdings, the Company or a Subsidiary Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to certain provisions of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided, that immediately upon the

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ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Intermediate Holdings, the Company or such Subsidiary Grantor, as applicable, shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (9) any Equity Interests acquired after the Issue Date (other than Equity Interests in the Company or, in the case of any person which is a Subsidiary, Equity Interests in such person issued or acquired after such person became a Subsidiary) in accordance with the terms of the Indenture if, and to the extent that, and for so long as (A) doing so would violate applicable law or a contractual obligation binding on such Equity Interests and (B) with respect to contractual obligations, such obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary, (10) any equipment owned by Intermediate Holdings, the Company or any Subsidiary Grantor that is subject to a purchase money lien or a Capitalized Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than Intermediate Holdings, the Company or any Subsidiary Grantor as a condition to the creation of any other security interest on such equipment, (11) any real property that is not Material Real Property and all leasehold interests in real property, (12) any assets acquired after the Issue Date, to the extent that, and for so long as, the grant of a security interest in such assets would violate an enforceable contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets, and (13) any cash granted or otherwise pledged to secure reimbursement and other obligations with respect to letters of credit and similar instruments constituting First Lien Priority Indebtedness, which cash does not secure any of the other First Lien Priority Indebtedness, any Senior Pari Passu Indebtedness or any Junior Lien Collateral Indebtedness.
“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.
“First Priority Documents” means the “First Lien Senior Priority Documents” as defined in the First Lien Intercreditor Agreement.
“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under IP Agreements, leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.
“Grantor” has the meaning assigned to such term in the introductory paragraph of this Agreement.

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Exhibit 10.12

“Guarantor Obligations” means with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Note Document (including, without limitation, its obligations and liabilities under Article 10 or Article 11 of the Indenture), in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or the Trustee or to the Holders of the Notes that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Note Document).
“Guarantors” means the collective reference to each Grantor other than the Company.
“Holder” means any Person which holds one or more Notes from time to time.
“Intellectual Property” means all intellectual property of every kind and nature now owned or hereafter acquired by any Grantor, including, inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.
“Intellectual Property Security Agreement” means a security agreement in the form hereof or a short form hereof, in each case, which form shall be reasonably acceptable to the Collateral Agent.
“IP Agreements” means all Copyright Licenses, Patent Licenses, Trademark Licenses, and all other agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any Intellectual Property to which a Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth on Schedule II hereto.
“Material Adverse Effect” means a material adverse effect on the business, property, operations or condition of the Company and its Subsidiaries, taken as a whole, or the validity or enforceability of any of the material Note Documents or the rights and remedies of the Collateral Agent, the Trustee and the Holders thereunder.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Note Documents” means the Indenture, the Notes and the Collateral Documents.
“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

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“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.
“Perfection Certificate” means the Perfection Certificate delivered by the Company to the Collateral Agent, on or prior to the Issue Date.
“Permitted Liens” means any Lien permitted by Section 4.12 of the Indenture.
“Pledged Collateral” has the meaning assigned to such term in Section 3.01.
“Pledged Debt” has the meaning assigned to such term in Section 3.01.
“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.
“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
“Pledged Stock” has the meaning assigned to such term in Section 3.01.
“Secured Obligations” means (a) in the case of the Company, the Company Obligations and (b) in the case of each Guarantor, its Guarantor Obligations.
“Secured Parties” means (a) the Holders of the Notes, (b) the Collateral Agent and the Trustee, (c) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Note Document and (d) the successors and permitted assigns of each of the foregoing.
“Securitization Assets” means rights to receive payments and funds under relocation contracts and related contracts, homes held for resale, receivables relating to mortgage payments, equity payments and mortgage payoffs, other related receivables, beneficial interests in such assets and assets relating thereto and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving receivables and similar assets, made subject to a Permitted Securitization Financing, in each case related to the relocation services business.

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Exhibit 10.12

“Security Interest” has the meaning assigned to such term in Section 4.01(a).
“Subsidiary Grantor” means (a) each Domestic Subsidiary of the Company party hereto on the Issue Date and (b) each additional Subsidiary that becomes a Grantor pursuant to Section 4.15 of the Indenture.
“Supplement” has the meaning assigned to such term in Section 7.16.
“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).
“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of Lanham Act has been filed, such exception to exist solely to the extent and for the duration, if any, that the pledge under Section 3.01 of an “intent-to-use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.
“Wholly-Owned Foreign Subsidiary” of any person shall mean a Foreign Subsidiary of such person that is a Wholly Owned Subsidiary.

ARTICLE II
[RESERVED]
ARTICLE III
Pledge of Securities
SECTION 3.01.      Pledge. Subject to the last paragraph of Section 4.01(a), as

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Exhibit 10.12

security for the payment or performance, as the case may be, in full of its Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) the Equity Interests directly owned by it (including those listed on Schedule I) and any other Equity Interests obtained in the future by such Grantor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include any Excluded Property; (ii) (A) the debt obligations listed opposite the name of such Grantor on Schedule I, (B) any debt obligations in the future issued to such Grantor having, in the case of each instance of debt securities, an aggregate principal amount in excess of $5.0 million, and (C) the certificates, promissory notes and any other instruments, if any, evidencing such debt obligations (the “Pledged Debt Securities” and, together with the property described in clauses (ii)(A) and (B) above, the “Pledged Debt”); (iii) subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of the Pledged Stock and the Pledged Debt; (iv) subject to Section 3.05 hereof, all rights and privileges of such Grantor with respect to the Pledged Stock, Pledged Debt and other property referred to in clause (iii) above; and (v) all proceeds of any of the foregoing (the Pledged Stock, Pledged Debt and other property referred to in clauses (iii) through (v) above being collectively referred to as the “Pledged Collateral”). The Collateral Agent agrees to execute an amendment to this Section 3.01 (if necessary) to exclude from the Pledged Stock any Equity Interest which is Excluded Property.
TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
SECTION 3.02.      Delivery of the Pledged Collateral. (a)  Each Grantor agrees promptly to deliver or cause to be delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities (i) are Equity Interests in the Company or in Subsidiaries or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02. If any Pledged Stock that is uncertificated on the date hereof shall hereinafter become certificated, or if any Grantor shall at any time hold or acquire any certificated securities included in the Pledged Collateral, the applicable Grantor shall promptly cause the certificate or certificates representing such Pledged Stock to be delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties together with accompanying stock powers or other documentation required by Section 3.02(c). None of the Grantors shall permit any third party to “control” (for purposes of Section 8-106 of the New York UCC (or any analogous provision of the Uniform Commercial Code in effect in the jurisdiction whose law applies)) any uncertificated securities that constitute Pledged Collateral other than the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment

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Date, the Collateral Agent).
(b)      To the extent any Indebtedness for borrowed money constitutes Pledged Collateral (other than (i) intercompany current liabilities in connection with the cash management operations of Holdings and its Subsidiaries or (ii) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to any Grantor is evidenced by a promissory note or an instrument, such Grantor shall cause such promissory note, if evidencing Indebtedness in excess of $5.0 million, to be pledged and delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, pursuant to the terms hereof.
(c)      Upon delivery to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the First Priority Agent or the Collateral Agent, as applicable, and by such other instruments and documents as the First Priority Agent or the Collateral Agent, as applicable, may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.
SECTION 3.03.      Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that as of the Issue Date:
(a)      Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged pursuant to this Agreement and the Indenture, or (ii) delivered pursuant to Section 3.02;
(b)      the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s

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knowledge) are legal, valid and binding obligations of the issuers thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;
(c)      except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Indenture and other than Permitted Liens and (iv) subject to the rights of such Grantor under the Note Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;
(d)      other than as set forth in the Indenture or the schedules thereto, and except for restrictions and limitations imposed by the Note Documents or securities laws generally, or otherwise permitted to exist pursuant to the terms of the Indenture, the Pledged Stock (other than partnership interests) is and will continue to be freely transferable and assignable, and none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
(e)      each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;
(f)      other than as set forth in the Indenture or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (or the transfer of the Pledged Securities upon a foreclosure thereof (other than compliance with any securities law applicable to the transfer of securities)), in each case other than such as have been obtained and are in full force and effect;
(g)      by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities (including Pledged Stock of any Domestic Subsidiary or any Qualified CFC Holding Company) are delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, in accordance with this Agreement and a financing statement covering such Pledged Securities is filed in the appropriate filing office, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities under the New York UCC, subject only to Permitted Liens

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permitted under the Indenture, as security for the payment and performance of the Secured Obligations; and
(h)      each Grantor that is an issuer of the Pledged Collateral confirms that it has received notice of the security interest granted hereunder and consents to such security interest and, upon the occurrence and during the continuation of an Event of Default and at any time following the First Lien Priority Indebtedness Payment Date, agrees to transfer record ownership of the securities issued by it in connection with any request by the Collateral Agent (except as otherwise provided in the Intercreditor Agreements).
SECTION 3.04.      Registration in Nominee Name; Denominations. The First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the First Priority Agent or the Collateral Agent (or as otherwise provided in the Intercreditor Agreements), as applicable, or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor shall use its commercially reasonable efforts to cause any Grantor that is not a party to this Agreement to comply with a request by the First Priority Agent or the Collateral Agent, as applicable, pursuant to this Section 3.04, to exchange certificates representing Pledged Securities of such Grantor for certificates of smaller or larger denominations.
SECTION 3.05.      Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) shall have given notice to the relevant Grantors of the First Priority Agent’s or the Collateral Agent’s intention, as applicable, to exercise its rights hereunder or under the First Priority Documents:
(i)      Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Note Documents; provided that, except as permitted under the Indenture, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Note Document or the ability of the Secured Parties to exercise the same.
(ii)      The Collateral Agent shall, at such Grantor’s sole expense and upon

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Exhibit 10.12

receipt of a written request, promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.
(iii)      Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Note Documents and applicable laws; provided, that (A) any noncash dividends, interest, principal or other distributions, payments or other consideration in respect thereof, including any rights to receive the same to the extent not so distributed or paid, that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities, received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise or (B) any non-cash dividends and other distributions paid or payable in respect of any Pledged Securities that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the First Priority Agent or the Collateral Agent, as applicable). This clause (iii) shall not apply to dividends between or among the Company, the Grantors and the Subsidiaries only of property which is subject to a perfected security interest under this Agreement; provided that the Company notifies the Collateral Agent in writing, specifically referring to this Section 3.06, at the time of such dividend and takes any actions the Collateral Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.
(b)      Upon the occurrence and during the continuance of an Event of Default and after notice by the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) to the Company of the intention of the First Priority Agent or the Collateral Agent, as applicable, to exercise its rights hereunder or under the First Priority Documents, as applicable, all rights of any Grantor to receive dividends, interest, principal or other distributions with respect to Pledged Securities that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section

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Exhibit 10.12

3.05 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the First Priority Agent or the Collateral Agent, as applicable, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided, however, that prior to the occurrence of an Acceleration Event, any Grantor may continue to exercise dividend and distribution rights solely to the extent permitted under clause (12) and clause (13) (other than clause (b) thereof) of Section 4.07(b) of the Indenture and solely to the extent that such amounts are required by Holdings for the stated purposes thereof. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the First Priority Agent or the Collateral Agent, as applicable). Any and all money and other property paid over to or received by the First Priority Agent or the Collateral Agent, as applicable, pursuant to the provisions of this paragraph (b) shall be retained by the First Priority Agent or the Collateral Agent, as applicable, in an account to be established by the First Priority Agent or the Collateral Agent, as applicable, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02 hereof. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) a certificate to that effect, the First Priority Agent or the Collateral Agent, as applicable, shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.
(c)      Upon the occurrence and during the continuance of an Event of Default and after notice by the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) to the Company of the intention of the First Priority Agent or the Collateral Agent, as applicable, to exercise its rights hereunder or under the First Priority Documents, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05 with respect to Pledged Securities, and the obligations of the First Priority Agent or the Collateral Agent, as applicable, under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Collateral Agent a certificate to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above and the obligations of the Collateral Agent under paragraph (a)(ii) shall be in effect.

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Exhibit 10.12

ARTICLE IV
Security Interests in Other Personal Property
SECTION 4.01.      Security Interest. (a)  As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of its Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
(i)      all Accounts;
(ii)      all Chattel Paper;
(iii)      all Deposit Accounts;
(iv)      all Documents;
(v)      all Equipment;
(vi)      all General Intangibles;
(vii)      all Instruments;
(viii)      all Inventory and all other Goods not otherwise described above;
(ix)      all Investment Property;
(x)      all Commercial Tort Claims with respect to the matters described on Schedule III;
(xi)      all other personal property not otherwise described above (except for property specifically excluded from any defined term used in any of the foregoing clauses);
(xii)      all books and records pertaining to the Article 9 Collateral; and
(xiii)      to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;
provided, however, that this Agreement shall not constitute a grant of a security interest in, and the term Article 9 Collateral shall not include, any Excluded Property. The Collateral Agent

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Exhibit 10.12

agrees to execute an amendment to this Section 4.01(a) (if necessary) to exclude from the Article 9 Collateral any Excluded Property. Notwithstanding anything to the contrary in this Agreement or in the Indenture, no property shall be excluded from the definition of Pledged Collateral or Article 9 Collateral if such property constitutes Collateral (as defined in the Credit Agreement) for obligations of a Grantor under the Credit Agreement and/or any Loan Document (as defined in the Credit Agreement).
(b)      Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file or cause to be filed in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets, whether now owned or hereafter acquired” or “all property, whether now owned or hereafter acquired” or using words of similar import. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.
The Collateral Agent is further authorized to file or cause to be filed with the United States Patent and Trademark Office or United States Copyright Office such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of such Grantor, and naming such Grantor or the Grantors as debtors and the Collateral Agent as secured party.
For the avoidance of doubt, the Collateral Agent shall not be responsible for the perfection of any Security Interest or for the filing, form, content or renewal of any UCC financing statement, fixture filings, Mortgages, deeds of trust and such other documents or instruments.
(c)      The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.
(d)      Notwithstanding anything to the contrary in this Agreement or in the Indenture, no Grantor shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any cash, deposit account or securities account.
SECTION 4.02.      Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that, as of the Issue Date:

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Exhibit 10.12

(a)      Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Indenture.
(b)      The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Issue Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral that have been prepared based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule IV constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued patents and patent applications, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed Intellectual Property Security Agreement containing a description of all Article 9 Collateral including all material Intellectual Property with respect to United States issued patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such material Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registrations or applications for Patents, Trademarks and Copyrights acquired or obtained after the date hereof).
(c)      The Security Interest constitutes (i) a legal and valid security interest in all

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Exhibit 10.12

the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings described in Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office upon the making of such filings with such office, in each case, as applicable, with respect to material Intellectual Property Collateral. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.
(d)      The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.
(e)      None of the Grantors holds any Commercial Tort Claim individually in excess of $5.0 million as of the Issue Date except as indicated on the Perfection Certificate.
(f)      As to itself and its Article 9 Collateral consisting of Intellectual Property (the “Intellectual Property Collateral”):
(i)      The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents, Trademarks and Copyrights owned or exclusively licensed by and all material IP Agreements (other than Trademark licenses granted by a Grantor to a franchisee or master franchisor in the ordinary course of business) binding upon such Grantor as of the date hereof. The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents, Trademarks and Copyrights owned or exclusively licensed by the Company and its subsidiaries.
(ii)      The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and, to such Grantor’s knowledge, is valid and enforceable, except as would not reasonably be expected to have a Material Adverse Effect. Such Grantor has no knowledge of any uses of any item of Intellectual

17

Exhibit 10.12

Property Collateral that would be expected to lead to such item becoming invalid or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.
(iii)      Such Grantor has made or performed all commercially reasonable acts, including without limitation filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in the Intellectual Property Collateral that is reasonably necessary for the operation of its business in full force and effect in the United States and such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright in the Intellectual Property Collateral, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.
(iv)      With respect to each IP Agreement, the absence, termination or violation of which would reasonably be expected to have a Material Adverse Effect: (A) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (B) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured or waived; and (C) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.
(v)      Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.
SECTION 4.03.      Covenants. (a)  The Company agrees promptly to notify the Collateral Agent in writing of any change (i) in the corporate or organization name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the Federal Taxpayer Identification Number or organizational identification number of any Grantor or (iv) in the jurisdiction of organization of any Grantor. The Company agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. The Company agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected second priority security interest in all the Article 9 Collateral in which a security interest may be perfected by filing, for the benefit of the Secured Parties. The Company agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by any Grantor is damaged or destroyed.
(b)      Subject to the rights of such Grantor under the Note Documents to dispose of Collateral, each Grantor shall, at its own expense, use commercially reasonable efforts to

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Exhibit 10.12

defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.
(c)      Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect, defend and perfect the Security Interest and the rights and remedies created hereby, including, without limitation, (i) the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest, and (ii) the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, all in accordance with the terms hereof and of Article 14 of the Indenture. If any Indebtedness payable under or in connection with any of the Article 9 Collateral that is in excess of $5.0 million shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent), for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the First Priority Agent or the Collateral Agent, as applicable. The Collateral Agent agrees to execute an amendment to this Section 4.03(c) (if necessary) to exclude from the requirements of this clause any asset which is Excluded Property.
Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute material Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Grantor shall have the right, exercisable within 30 days after the Company has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.
(d)      After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.
(e)      At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not a Permitted Lien, and may pay for the maintenance and

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Exhibit 10.12

preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Note Documents.
(f)      Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.
(g)      None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Indenture. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Indenture.
(h)      Subject to the Intercreditor Agreements, each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may (but shall in no event be required to), without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(h), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.
SECTION 4.04.      Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

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Exhibit 10.12

(a)      Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments (other than checks received and processed in the ordinary course of business) or tangible Chattel Paper evidencing an amount in excess of $5.0 million, such Grantor shall forthwith endorse, assign and deliver the same to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) may from time to time reasonably request.
(b)      Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5.0 million, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all under the terms and provisions of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.
SECTION 4.05.      Covenants Regarding Patent, Trademark and Copyright Collateral. (a)  Except as permitted under the Indenture, each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees or sublicensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Grantor’s business may become prematurely invalidated, abandoned, lapsed or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve such Grantor’s rights under applicable patent laws.
(b)      Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) consistent with its prior practice, display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as permitted under applicable law and (iv) not knowingly use or knowingly permit its licensees’ or sublicensees’ use of such Trademark in violation of any third-party rights.
(c)      Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the normal conduct of such Grantor’s business that it publishes, displays and distributes, and, consistent with its prior practice, use copyright notice as permitted under applicable copyright laws.
(d)      Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Grantor’s business has permanently become abandoned, lapsed or dedicated to the public, or of any materially

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Exhibit 10.12

adverse determination, excluding non-material office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register or to maintain the same.
(e)      Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a quarterly basis of each registration or application made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Patent or Trademark with the United States Patent and Trademark Office or, on a monthly basis, of each registration made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Copyright with the United States Copyright Office, respectively, or any comparable office or agency in any other country filed during the preceding period, (ii) promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Collateral Agent may otherwise reasonably request to evidence the Collateral Agent’s security interest in such U.S. Patent, Trademark or Copyright and the perfection thereof, and (iii) upon the Collateral Agent’s request, as directed in writing by the Holders of a majority in aggregate principal amount of the then outstanding Notes, promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Collateral Agent may otherwise reasonably request to evidence the Collateral Agent’s security interest in such non-U.S. Patent, Trademark or Copyright and the perfection thereof.
(f)      Each Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
(g)      In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent (other than infringements, misappropriations or dilutions by franchisees or former franchisees unless and until such franchisee or former franchisee challenges the validity of any such Patent, Trademark or Copyright) and shall, if such Grantor deems it necessary in its reasonable business judgment, take such actions as are reasonably appropriate under the circumstances, which may include suing and recovering damages.
(h)      The Company agrees that it will, and will cause each of its Subsidiaries to, assign any material (i) registrations and applications for Trademarks (together with the goodwill of the business symbolized thereby), (ii) issued Patents and applications therefor, and (iii)

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Exhibit 10.12

registrations and applications for Copyrights to a Grantor, in each case, on or before the Issue Date. The Company shall promptly record such assignments with the United States Patent and Trademark Office, United States Copyright Office, and any other similar office or agency in any other jurisdiction, as applicable, within five days after execution of such assignments and shall promptly provide the Collateral Agent with copies of such assignments and, if available, confirmation of recordation thereof.
SECTION 4.06.      Insurance. (a)   Maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations and cause the Collateral Agent to be listed as loss payee on property and casualty policies, and as an additional insured on liability policies; provided that (i) workers’ compensation insurance or similar coverage may be effected with respect to its operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction and (ii) such insurance may contain self-insurance retention and deductible levels consistent with normal industry practice.
(b)      With respect to any real property on which there is a mortgage granted for the benefit of the Holders (“Mortgaged Properties”), if at any time the area in which the relevant premises are located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Collateral Agent may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.
(c)      In connection with the covenants set forth in this Section 4.06, it is understood and agreed that:
(i)      none of the Collateral Agent, the Holders, the other Secured Parties and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 4.06, it being understood that (A) the Grantors shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Collateral Agent, the Holders, the other Secured Parties or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Borrower, on behalf of itself and behalf of each of its Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Collateral Agent, the Holders, the other Secured Parties and their agents and employees; and
(ii)      the designation of any form, type or amount of insurance coverage by the Collateral Agent under this Section 4.06 shall in no event be deemed a representation, warranty or advice by the Collateral Agent, the Holders or the other Secured Parties that such insurance is adequate for the purposes of the business of the Borrower and the Subsidiaries or the protection of their properties.

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Exhibit 10.12

ARTICLE V
Remedies
SECTION 5.01.      Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) on demand, and it is agreed that the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the First Priority Agent or the Collateral Agent, as applicable, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the First Priority Agent or the Collateral Agent, as applicable, shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts, which each Grantor hereby agrees to use) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Grantor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the applicable Uniform Commercial Code or other applicable law or in equity. Without limiting the generality of the foregoing, each Grantor agrees that the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the First Priority Agent or the Collateral Agent, as applicable, shall deem appropriate. The First Priority Agent or the Collateral Agent, as applicable, shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the First Priority Agent or the Collateral Agent, as applicable, shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
To the extent any notice is required by applicable law, the First Priority Agent or the Collateral Agent, as applicable, shall give the applicable Grantors 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the intention of the First Priority

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Exhibit 10.12

Agent or the Collateral Agent, as applicable, to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the First Priority Agent or the Collateral Agent, as applicable, may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the First Priority Agent or the Collateral Agent, as applicable, may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The First Priority Agent or the Collateral Agent, as applicable, may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the First Priority Agent or the Collateral Agent, as applicable, until the sale price is paid by the purchaser or purchasers thereof, but the First Priority Agent or the Collateral Agent, as applicable, shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the First Priority Agent or the Collateral Agent, as applicable, shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the First Priority Agent or the Collateral Agent, as applicable, shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the First Priority Agent or the Collateral Agent, as applicable, may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
SECTION 5.02.      Application of Proceeds. (a) Subject to the provisions of the Intercreditor Agreements, the Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, including any such Collateral consisting of cash, as follows:

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Exhibit 10.12

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent and the Trustee in connection with such collection or sale or otherwise in connection with this Agreement, any other Note Document or any of the Secured Obligations secured by such Collateral, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Trustee hereunder or under any other Note Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Note Document, and all other fees, indemnities and other amounts owing or reimbursable to the Collateral Agent under any Note Document in its capacity as such;
SECOND, to the payment in full of the other Secured Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of such Secured Obligations owed to them on the date of any such distribution); and
THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall, subject to the provisions of the Intercreditor Agreements, have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the First Priority Agent or the Collateral Agent, as applicable, or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the First Priority Agent or the Collateral Agent, as applicable, or such officer or be answerable in any way for the misapplication thereof.
SECTION 5.03.      Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal

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Exhibit 10.12

Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
ARTICLE VI
Indemnity, Subrogation and Subordination
SECTION 6.01.      Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03 hereof), the Company agrees that (a) in the event a payment shall be made by any Subsidiary Grantor under the Note Documents in respect of any Guarantor Obligation of the Company, the Company shall indemnify such Subsidiary Grantor for the full amount of such payment and such Subsidiary Grantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an obligation owed to any Secured Party by the Company, the Company shall indemnify such Subsidiary Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
SECTION 6.02.      Contribution and Subrogation. Each Subsidiary Grantor (a “Contributing Party”) agrees (subject to Section 6.03 hereof) that, in the event a payment shall be made by any other Subsidiary Grantor hereunder in respect of any Guarantor Obligation, or assets of any other Subsidiary Grantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party and such other Subsidiary Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 6.01 hereof, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof (or, in the case of any Subsidiary Grantor becoming a party hereto pursuant to Section 7.16 hereof, the date of the supplement hereto executed and delivered by such Subsidiary Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.
SECTION 6.03.      Subordination; Subrogation. (a)   Subject to the limitations set forth in Section 10.02 and Section 11.02 of the Indenture, to the extent permitted

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Exhibit 10.12

by law and to the extent to do so would not constitute unlawful financial assistance, each Grantor hereby subordinates any and all debts, liabilities and other obligations owed to such Grantor by each other Grantor (the “Subordinated Obligations”) to the Secured Obligations (other than contingent or unliquidated obligations or liabilities) owed by it to the extent and in the manner hereinafter set forth in this Section 6.03:
(i)      Prohibited Payments, Etc. Each Grantor may receive payments from any other Grantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default, upon the Collateral Agent’s request, as directed in writing by the Holders of a majority in aggregate principal amount of the then outstanding Notes, no Grantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash.
(ii)      Prior Payment of Secured Obligations. In any proceeding under the U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction relating to any other Grantor, each Grantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Secured Obligations (including all interest and expenses accruing after the commencement of a proceeding under any U.S. Bankruptcy Code or any other U.S. federal, state bankruptcy, insolvency, receivership or similar law in any jurisdiction, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) (other than contingent or unliquidated obligations or liabilities) before such Grantor receives payment of any Subordinated Obligations.
(iii)      Turn-Over. After the occurrence and during the continuance of any Event of Default, each Grantor shall, upon the Collateral Agent’s request, as directed in writing by the Holders of a majority in aggregate principal amount of the then outstanding Notes, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for (or, in any jurisdiction whose law does not include the concept of trusts, for the account of) the Secured Parties and deliver such payments to the First Priority Agent or the Collateral Agent, as applicable, on account of the Secured Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Grantor under the other provisions of this Agreement.
(iv)      Collateral Agent Authorization. Subject to the Intercreditor Agreements and after the occurrence and during the continuance of any Event of Default, the Collateral Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Grantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Secured Obligations (including any and all Post-Petition Interest), and (ii) to require each Grantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Collateral Agent for application to the Secured Obligations (including any and all Post-Petition Interest).

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Exhibit 10.12

(b)      Subject to the limitations set forth in Section 10.02 and Section 11.02 of the Indenture, each Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Grantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under or in respect of this Agreement or any other Note Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Grantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Grantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, and each Grantor agrees that it will not be entitled to bring any action, claim, suit or other proceeding in respect of any right it may have in respect of any payment on its Guarantee or other obligation hereunder until such time. If any amount shall be paid to any Grantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Grantor and shall forthwith be paid or delivered to the First Priority Agent (or, except as provided in the Intercreditor Agreements, following the First Lien Priority Indebtedness Payment Date, the Collateral Agent) in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Secured Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Note Documents, or to be held as Collateral for any Secured Obligations or other amounts payable under such guarantee thereafter arising. If (i) any Grantor shall make payment to any Secured Party of all or any part of the Secured Obligations, and (ii) all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, the Collateral Agent will, at such Grantor’s request and expense, execute and deliver to such Grantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment made by such Grantor pursuant to this Agreement.
ARTICLE VII
Miscellaneous
SECTION 7.01.      Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 15.01 of the Indenture. All communications and notices hereunder to any Grantor shall be given to it in care of the Company, with such notice to be given as provided in Section 15.01 of the Indenture.
The Collateral Agent agrees to accept and act upon instructions or directions pursuant to

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Exhibit 10.12

this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Collateral Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Collateral Agent in its discretion elects to act upon such instructions, the Collateral Agent’s understanding of such instructions shall be deemed controlling. The Collateral Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the its reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Agent, including without limitation the risk of the Collateral Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 7.02.      [RESERVED].
SECTION 7.03.      Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
SECTION 7.04.      Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as contemplated or permitted by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.
SECTION 7.05.      Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent (unless permitted under the Indenture).
SECTION 7.06.      Collateral Agent’s Fees and Expenses; Indemnification. (a)  The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its

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Exhibit 10.12

expenses incurred hereunder as provided in Section 7.07 of the Indenture.
(b)      Without limitation of its indemnification obligations under the other Note Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent against, and hold harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (except the allocated cost of in-house counsel), incurred by or asserted against Collateral Agent arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Note Document to which such Grantor is a party or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not the Collateral Agent is a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Agent.
(c)      Any such amounts payable as provided hereunder shall be additional Note Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Note Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Note Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.
SECTION 7.07.      Collateral Agent Appointed Attorney-in-Fact. Subject to the Intercreditor Agreements, each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of

31

Exhibit 10.12

this Agreement (in accordance with its terms), as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 7.08.      Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.09.      Waivers; Amendment. (a)  No failure or delay by the Collateral Agent, the Trustee or any Holder of the Notes in exercising any right, power or remedy hereunder or under any other Note Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent, the Trustee and the Holders of the Notes hereunder and under the other Note Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the issuance of the Notes shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent, the Trustee or any Holder of the Notes may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.
(b)      Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture.
SECTION 7.10.      WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER

32

Exhibit 10.12

PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.
SECTION 7.11.      Severability. In the event any one or more of the provisions contained in this Agreement or in any other Note Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.12.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04 hereof. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.
SECTION 7.13.      Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 7.14.      Jurisdiction; Consent to Service of Process. (a)  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Note Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Trustee or any Holder of the Notes may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document against any Grantor, or its properties, in the courts of any jurisdiction.
(b)      Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Note Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

33

Exhibit 10.12

SECTION 7.15.      Termination or Release. (a)  This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds.
(b)      A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Indenture as a result of which such Grantor ceases to be a Subsidiary of the Company or otherwise ceases to be a Grantor.
(c)      The Security Interest in any Collateral shall be released to the extent provided in Section 14.07 of the Indenture or Section 4.2 of the First Lien Intercreditor Agreement.
(d)      In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense all documents that such Grantor shall reasonably request to evidence such termination or release and will duly assign and transfer to such Grantor such of the Pledged Collateral so released that may be in the possession of the Collateral Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement (subject, however, to the obligations of the Collateral Agent under the Intercreditor Agreements). Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.
SECTION 7.16.      Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any Subsidiary that is required to become a party hereto by Section 4.15 of the Indenture of an instrument in the form of Exhibit I hereto (with such additions to such form as the Collateral Agent and the Company may reasonably agree in the case of any such Subsidiary) (a “Supplement”), such entity shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.
SECTION 7.17.      No Limitations, Etc. (a)   Except for termination of a Grantor’s obligations hereunder as expressly provided for in Section 7.15 or, with respect to any Subsidiary Grantor that becomes a party hereto pursuant to Section 7.16 or otherwise, in any Supplement to this Agreement, the obligations of each Grantor hereunder and grant of security interests by such Grantor shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of, and all rights of the Collateral Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of, the invalidity, illegality or unenforceability of the Secured Obligations (including with respect to any guarantee under the Indenture) or otherwise (other than defense of payment or performance).

34

Exhibit 10.12

Without limiting the generality of the foregoing, all rights of the Collateral Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and shall be absolute and unconditional irrespective of, and each Grantor hereby waives any defense to the enforcement hereof by reason of:
(i)      the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Note Document or otherwise;
(ii)      any rescission, waiver, amendment or modification of, increase in the Secured Obligations with respect to, or any release from any of the terms or provisions of, any Note Document or any other agreement, including with respect to any Grantor under this Agreement;
(iii)      the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Secured Obligations, including with respect to any Grantor under this Agreement;
(iv)      any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations, including with respect to any Grantor under this Agreement;
(v)      any other act or omission that may or might in any manner or to any extent vary the risk of the Company or any Grantor or otherwise operate as a discharge of the Company or any Grantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Secured Obligations);
(vi)      any illegality, lack of validity or enforceability of any Secured Obligation, including with respect to any Grantor under this Agreement;
(vii)      any change in the corporate existence, structure or ownership of any Grantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Grantor or its assets or any resulting release or discharge of any Secured Obligation, including with respect to any Grantor under the Indenture;
(viii)      the existence of any claim, set-off or other rights that the Grantor may have at any time against any other Grantor, the Collateral Agent, the Trustee or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(ix)      any action permitted or authorized hereunder; or
(x)      any other circumstance (including without limitation, any statute of

35

Exhibit 10.12

limitations) or any existence of or reliance on any representation by the Collateral Agent or the Trustee that might otherwise constitute a defense to, or a legal or equitable discharge of, the Company or the Grantor or any other guarantor or surety.
Each Grantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Grantor hereunder.
(b)      To the fullest extent permitted by applicable law, each Grantor waives any defense based on or arising out of any defense of any other Grantor or the unenforceability of the Secured Obligations, including with respect to any Guarantor under the Indenture, or any part thereof from any cause, or the cessation from any cause of the liability of any other Grantor, other than the payment in full in cash or immediately available funds of all the Secured Obligations (other than contingent or unliquidated obligations or liabilities). The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any other Grantor or exercise any other right or remedy available to them against any other Grantor, without affecting or impairing in any way the liability of any Grantor hereunder except to the extent the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Grantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Grantor against any other Grantor, as the case may be, or any security.
SECTION 7.18.      Secured Party Authorizations and Indemnifications. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party other than the Collateral Agent (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law, (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.
SECTION 7.19.      Securitization Acknowledgements. For purposes of this Section 7.19, capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated April

36

Exhibit 10.12

25, 2000 (the “Transfer and Servicing Agreement”), among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and U.S. Bank National Association (the “Apple Ridge Trustee”), or, if not defined therein, as assigned to such terms in the “Purchase Agreement”, “Receivables Purchase Agreement” or “Indenture” referred to therein, in each case as each such agreement has been amended by (I) that certain Amendment, Agreement and Consent, dated December 20, 2004, (II) that certain Second Omnibus Amendment, dated January 31, 2005, (III) that certain Amendment, Agreement and Consent, dated January 30, 2006, (IV) that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, (V) that certain Fourth Omnibus Amendment, dated November 29, 2006, (VI) that certain Fifth Omnibus Amendment, dated April 10, 2007, (VII) that certain Sixth Omnibus Amendment, dated June 6, 2007 and (VIII) that certain Seventh Omnibus Amendment, dated as of December 14, 2011. Conformed copies of the Transfer and Servicing Agreement, the Purchase Agreement, the Receivables Purchase Agreement and the Indenture are collectively attached to this Agreement as Exhibit II. Subsequent references in this Section 7.19(a) to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company. The Collateral Agent acknowledges and agrees, and each Secured Party by its holding a Note and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(i)      Each Secured Party hereby acknowledges that (A) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith, (B) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such activities, and (C) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of notes issued pursuant to the Indenture referred to in the Transfer and Servicing Agreement (the “Apple Ridge Notes”), pledging such Pool Receivables to the Apple Ridge Trustee and such other activities as it deems necessary or appropriate to carry out such activities.
(ii)      Each Secured Party hereby acknowledges and agrees that (A) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any CFC Receivables, including any Related

37

Exhibit 10.12

Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (B) none of CFC, ARSC or ARF is a Grantor, (C) such Secured Party is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Indenture or any other Note Document, and (D) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Indenture or any other Note Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.
(iii)      No Secured Party will institute against or join any other person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Apple Ridge Notes; provided that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section 7.19(a)) permitted or required by applicable law with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.
(iv)      Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC, ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Apple Ridge Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Apple Ridge Trustee and the holders of the Apple Ridge Notes until all amounts owing under the Apple Ridge Indenture shall have been paid in full, and the Secured Parties agree, upon written request thereof, to turn over to the Apple Ridge Trustee any amounts received contrary to the provisions of this clause (iv).
(v)      In taking a pledge of the Equity Interests of CFC, each Secured Party acknowledges that it has no right, title or interest in or to any assets of CFC, ARSC or ARF other than its rights to receive, as assignee of Cartus, any dividends or other distributions properly declared and paid or made in respect of the Equity Interests of CFC. Each Secured Party further agrees that it will not (A) until after the payment in full of all Apple Ridge Notes, exercise any rights it may have under this Agreement (x) to foreclose on the Equity Interests of CFC or (y) to exercise any voting rights with respect to the Equity Interests of CFC, including any rights to nominate, elect or remove the independent members of the board of directors or managers of CFC or rights to amend the organizational documents of CFC, or (B) until one year and one day after the date on which all Apple Ridge Notes have been paid in full, exercise any voting rights it may have to institute a voluntary bankruptcy proceeding on behalf of CFC.
(vi)      Each Secured Party hereby covenants and agrees that it will not agree to

38

Exhibit 10.12

any amendment, supplement or other modification of this Section 7.19(a) without the prior written consent of the Apple Ridge Trustee. Each Secured Party further agrees that the provisions of this Section 7.19(a) are made for the benefit of, and may be relied upon and enforced by, the Apple Ridge Trustee and that the Apple Ridge Trustee shall be a third party beneficiary of this Section 7.19(a).
SECTION 7.20.      Successor Collateral Agent. The Collateral Agent may resign as collateral agent hereunder by giving not less than 30 days’ prior written notice to the Trustee and the Holders of the Notes. If the Collateral Agent shall resign as collateral agent under this Agreement, then either (a)  a successor collateral agent shall be appointed pursuant to the Indenture, or (b) if a successor collateral agent shall not have been so appointed and approved within the 30 day period following the Collateral Agent’s notice to the Trustee and the Holders of the Notes of its resignation, then the Collateral Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor collateral agent that shall serve as collateral agent until such time as a successor collateral agent is appointed pursuant to the Indenture. Upon its appointment, such successor collateral agent shall succeed to the rights, powers and duties as collateral agent, and the term “Collateral Agent” under this Agreement and “Collateral Agent” under this Agreement and any other Collateral Document shall mean such successor, effective upon its appointment, and the former collateral agent’s rights, powers and duties as collateral agent shall be terminated without any other or further act or deed on the part of such former collateral agent or any of the parties to this Agreement.
ARTICLE VIII
The Collateral Agent
SECTION 8.01.      The Collateral Agent. The Bank of New York Mellon Trust Company, N.A. has been appointed Collateral Agent for the Secured Parties pursuant to the Indenture. It is expressly understood and agreed that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Indenture, and that the Collateral Agent has agreed to act (and any successor collateral agent shall act) as such hereunder only on the express conditions contained in the Indenture and the other Note Documents. Any successor collateral agent appointed pursuant to the Indenture shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder. The Collateral Agent’s sole duty, other than the obligations under the Intercreditor Agreements, with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account, subject to the terms of the Intercreditor Agreements. Beyond such duty, the Collateral Agent shall have no duty as to any Collateral in its possession or control or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

39

Exhibit 10.12

In addition, the rights, privileges, protections, immunities and benefits given to the Trustee and the Collateral Agent under the Indenture, including, without limitation, the right to be indemnified, are incorporated herein as if set forth herein in full and shall be extended to, and shall be enforceable by, the Collateral Agent hereunder and under the other Collateral Documents, and by each agent, custodian and other Person employed to act hereunder or thereunder.

Without limiting the foregoing, in no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder or under any other Collateral Document arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances

ARTICLE IX
The Intercreditor Agreements
SECTION 9.01.      The Intercreditor Agreements. Notwithstanding any provision to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement, and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of the Intercreditor Agreements and this Agreement, the terms of the Intercreditor Agreement shall govern.

[Signature Page Follows]

40

Exhibit 10.12

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DOMUS INTERMEDIATE HOLDINGS CORP.,

by
/s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Chief Financial Officer

REALOGY CORPORATION,

by
/s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Chief Financial Officer

Exhibit 10.12

CARTUS CORPORATION
CDRE TM LLC
NRT INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
WREM, INC.

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull
Title:     Chief Financial Officer

Exhibit 10.12

CARTUS ASSET RECOVERY CORPORATION
CARTUS PARTNER CORPORATION
LAKECREST TITLE, LLC
NRT PHILADELPHIA LLC
REFERRAL NETWORK LLC

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull
Title:    Executive Vice President & Treasurer

Exhibit 10.12

AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
BURROW ESCROW SERVICES, INC.
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
FIRST CALIFORNIA ESCROW CORPORATION
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GUARDIAN TITLE COMPANY
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SERVICES, ESCROW, INC.
TRG SETTLEMENT SERVICES, LLP
WAYDAN TITLE, INC.
WEST COAST ESCROW COMPANY

By: /s/ Thomas N. Rispoli

Name:	Thomas N. Rispoli

Title:	Chief Financial Officer

Exhibit 10.12

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE
LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
WORLD REAL ESTATE MARKETING LLC

By: /s/ Andrew G. Napurano

Name:	Andrew G. Napurano
Title:    Chief Financial Officer

Exhibit 10.12

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC

By: /s/ Kevin R. Greene
Name:    Kevin R. Greene
Title:    Chief Financial Officer

Exhibit 10.12

NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PITTSBURGH LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.

By: /s/ Kevin R. Greene
Name:    Kevin R. Greene
Title:    Chief Financial Officer

Exhibit 10.12

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent,

by
/s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate

Exhibit 10.12

Schedule I to the
First Lien Junior Priority
Collateral Agreement

EQUITY INTERESTS

Issuer	Issued and Outstanding Equity Interests	Type of Equity Interest	Owner and Percentage of Equity Interest	Certificate Number
Alpha Referral Network LLC	100%	Common Stock	Coldwell Banker Residential Referral Network - 100%	Uncertificated
American Title Company of Houston	1,000	Common Stock	ATCOH Holding Company - 100%	3
ATCOH Holding Company	160	Common Stock	Texas American Title Company - 100%	16
Better Homes and Gardens Real Estate Licensee LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Better Homes and Gardens Real Estate LLC	100%	Membership Units	Realogy Services Group LLC	Uncertificated
Burgdorff LLC	100%	Membership Units	NRT LLC	Uncertificated
Burnet Realty LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Burnet Title Holding LLC	10,000	Membership Interests	Title Resource Group LLC - 100%	8
Burnet Title LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
Burrow Escrow Services, Inc.	1,000	Common Stock	Title Resource Group LLC - 100%	3 (no stock pledge)
Career Development Center, LLC	100	Common Stock	NRT Arizona LLC - 100%	2
Cartus Asset Recovery Corporation	1,000	Common Stock	Cartus Corporation - 100%	2
Cartus B.V.	18,000	Common Stock	Cartus Corporation - 65%	Uncertificated
Cartus Corporation	850	Common Stock	Realogy Services Group LLC - 100%	5
Cartus Relocation Canada Limited	13; 52	Common Stock	Cartus Corporation - 65%	CA-1 CB-1
Cartus Financial Corporation	1,000	Common Stock	Cartus Corporation - 100%	3

Exhibit 10.12

Cartus Holdings Limited	4,875,000	Ordinary Shares	Cartus Corporation - 65%	6
Cartus India Private Limited	16,575	Common Stock	Cartus Corporation - 65%	1
Cartus Partner Corporation	100	Common Stock	Cartus Corporation - 100%	2
Cartus Relocation Canada Limited (UK)	100	Ordinary Shares	Cartus Corporation - 65%	4
Cartus Relocation Corporation	1,000	Common Stock	Cartus Corporation - 100%	2
Cartus Relocation Hong Kong Limited	10,000	Ordinary Shares	Cartus Corporation - 65%	Uncertificated
Cartus Relocation Limited (UK)	100	Ordinary Shares	Cartus Corporation - 65%	7
Cartus Sarl	200	Common Stock	Cartus Corporation - 65%	Uncertificated
Cartus SAS	348,000	Common Stock	Cartus Corporation - 65%	Uncertificated
CB Commercial NRT Pennsylvania LLC	100%	Membership Units	NRT Pittsburgh LLC - 100%	Uncertificated
CDRE TM LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Century 21 Real Estate LLC	1,000	Membership Units	Realogy Services Group LLC - 100%	9
CGRN, Inc.	100	Common Stock	Realogy Services Group LLC - 100%	4
Coldwell Banker Commercial Pacific Properties LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Coldwell Banker LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Coldwell Banker Pacific Properties LLC	100%	Membership Units	Coldwell Banker Real Estate Services LLC	100%
Coldwell Banker Real Estate LLC	100%	Membership Units	Coldwell Banker LLC - 100%	Uncertificated
Coldwell Banker Real Estate Services LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated
Coldwell Banker Residential Brokerage Company	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC - 100%	9
Coldwell Banker Residential Brokerage LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Coldwell Banker Residential Real Estate LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC - 100%	Uncertificated
Coldwell Banker Residential Referral Network	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC - 100%	5
Coldwell Banker Residential Referral Network, Inc.	100	Common Stock	NRT Pittsburgh LLC - 100%	25

Exhibit 10.12

Colorado Commercial, LLC	100%	Membership Interests	NRT Colorado LLC - 100%	Uncertificated
Cornerstone Title Company	100	Common Stock	Title Resource Group Holdings LLC - 100%	4
Equity Title Company	6,000	Common Stock	Title Resource Group LLC - 100%	52
Equity Title Messenger Service Holding LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
ERA Franchise Systems LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
First California Escrow Corporation	100	Common Stock	Title Resource Group Affiliates Holdings LLC - 100%	2
Franchise Settlement Services LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
Global Client Solutions LLC	100%	Membership Units	Realogy Franchise Group LLC - 100%	Uncertificated
Guardian Holding Company	100	Common Stock	Title Resource Group LLC - 100%	3
Guardian Title Agency, LLC	100	Membership Units	Title Resource Group LLC - 100%	5
Guardian Title Company	7,000	Common Stock	Title Resource Group LLC - 100%	7
Gulf South Settlement Services, LLC	100	Membership Units	Title Resource Group Affiliates Holdings LLC - 100%	1
Home Referral Network LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Jack Gaughen LLC	100%	Membership Units	NRT Mid-Atlantic LLC - 100%	Uncertificated
Keystone Closing Services LLC	50	Membership Units	Title Resource Group LLC - 100%	4
Lakecrest Title, LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
Market Street Settlement Group LLC	100%	Membership Units	Title Resource Group Holdings LLC - 100%	Uncertificated
Mid-Atlantic Settlement Services LLC	350	Membership Interests	Title Resource Group LLC - 100%	1
National Coordination Alliance LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
NRT Arizona Commercial LLC	100%	Membership Units	NRT Arizona LLC - 100%	Uncertificated
NRT Arizona LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Arizona Referral LLC	100%	Membership Units	NRT Arizona LLC - 100%	Uncertificated
NRT Colorado LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Columbus LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated
NRT Commercial LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Commercial Utah LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated

Exhibit 10.12

NRT Development Advisors LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Devonshire LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Hawaii Referral, LLC	100	Membership Units	NRT LLC - 100%	1
NRT Insurance Agency, Inc.	1,000	Common Stock	NRT LLC - 100%	3
NRT LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
NRT Mid-Atlantic LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Missouri LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC - 100%	Uncertificated
NRT Missouri Referral Network LLC	100%	Membership Units	Coldwell Banker Residential Referral Network - 100%	Uncertificated
NRT New England LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT New York LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Northfork LLC	100%	Membership Units	NRT New York LLC - 100%	Uncertificated
NRT Philadelphia LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Pittsburgh LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated
NRT Referral Network LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Relocation LLC	100	Membership Units	Realogy Operations LLC - 100%	2
NRT REOExperts LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Settlement Services of Missouri LLC	100%	Membership Units	Title Resource Group LLC	Uncertificated
NRT Settlement Services of Texas LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
NRT Sunshine Inc.	100	Common Stock	NRT LLC - 100%	1
NRT Texas LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT Utah LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
NRT West, Inc.	100	Common Stock	NRT LLC - 100%	1
ONCOR International LLC	100	Membership Units	Realogy Franchise Group LLC - 100% [f/k/a Realogy Franchise Group, Inc.]	2
Primacy Relocation Consulting (Shanghai) Co., Ltd.	100%	Common Stock	Cartus Corporation - 65%	Uncertificated
Processing Solutions LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
Real Estate Referral LLC	100%	Membership Units	NRT New England LLC - 100%	Uncertificated
Real Estate Referrals LLC	100%	Membership Units	NRT Mid-Atlantic LLC - 100%	Uncertificated

Exhibit 10.12

Real Estate Services LLC	100%	Membership Units	NRT LLC - 100%	Uncertificated
Realogy Blue Devil Holdco LLC	65	Membership Units	Coldwell Banker Real Estate LLC [f/k/a Coldwell Banker Real Estate Corporation] - 65%	1
Realogy Cavalier Holdco, LLC	65	Membership Units	Cartus Corporation - 65%	2
Realogy Corporation	100	Common Stock	Domus Intermediate Holdings Corp. - 100%	2
Realogy Franchise Group LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Realogy Global Services LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Realogy Licensing LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Realogy Operations LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Realogy Services Group LLC	100	Membership Units	Realogy Corporation - 100%	2
Realogy Services Venture Partner LLC	100%	Common Stock	Realogy Services Group LLC - 100%	Uncertificated
Referral Associates of New England LLC	100%	Membership Units	NRT New England LLC - 100%	Uncertificated
Referral Network LLC	100	Common Stock	Coldwell Banker Residential Referral Network - 100%	26
Referral Network Plus, Inc.	1,000	Common Stock	Coldwell Banker Residential Brokerage Company - 100%	2
Referral Network, LLC	100%	Membership Interests	NRT Colorado LLC - 100%	Uncertificated
Secured Land Transfers LLC	100%	Membership Interests	Title Resource Group LLC - 100%	Uncertificated
Sotheby's International Realty Affiliates LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Sotheby's International Realty Licensee LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Sotheby's International Realty Referral Company, LLC	100	Membership Units	Sotheby's International Realty, Inc. - 100%	1
Sotheby's International Realty, Inc.	8,333	Common Stock	NRT LLC - 100%	6
St. Joe Title Services LLC	100%	Membership Interests	Title Resource Group LLC - 100%	Uncertificated
TAW Holding Inc.	750	Common Stock	ATCOH Holding Company - 100%	12
Texas American Title Company	450	Common Stock	Title Resource Group LLC - 100%	13
The Sunshine Group (Florida) Ltd. Corp.	1,000	Common Stock	NRT Sunshine, Inc. - 100%	6
The Sunshine Group, Ltd.	1,000	Common Stock	NRT Sunshine Inc. - 100%	3

Exhibit 10.12

Title Resource Group Affiliates Holdings LLC	100%	Membership Units	Title Resource Group Holdings LLC - 100%	Uncertificated
Title Resource Group Holdings LLC	100%	Membership Units	Title Resource Group LLC - 100%	Uncertificated
Title Resource Group LLC	100%	Membership Units	Realogy Services Group LLC - 100%	Uncertificated
Title Resource Group Services LLC	100%	Membership Units	St. Joe Title Services LLC - 100%	Uncertificated
Title Resources Incorporated	1,500	Common Stock	TAW Holding Inc. - 100%	1
TRG Services, Escrow, Inc.	100	Common Stock	Realogy Services Group LLC - 100%	1 (Surrendered to California Regulatory Authority)
TRG Settlement Services, LLP	1 99	Partnership Interest	Title Resource Group LLC - 1% Title Resource Group Services LLC - 99%	4 5
Valley of California, Inc.	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC - 100%	5
Waydan Title, Inc.	1,000	Common Stock	ATCOH Holding Company - 100%	7
West Coast Escrow Company	20,000	Common Stock	NRT LLC - 100% [f/k/a NRT Incorporated]	9 (no stock pledge)
World Real Estate Marketing LLC	100%	Membership Units	Century 21 Real Estate LLC	Uncertificated
WREM, Inc.	100%	Common Stock	World Real Estate Marketing LLC - 100%	1
PLEDGED DEBT SECURITIES
Pledged Global Intercompany Note, dated May 7, 2009

Schedule II to the
First Lien Junior Priority
Collateral Agreement
INTELLECTUAL PROPERTY OWNED BY GRANTORS
PATENTS AND PATENT APPLICATIONS
US Patent Applications

Owner Name	Type of Patent	Patent Title	Application No.
Realogy Operations LLC	Utility	Methods and Arrangements For Facilitating The Processing of Real Estate Information	10/167,132
Cartus Corporation	Utility	System and Method of Selecting Freight Forwarding Companies	10/819,813
Cartus Corporation	Utility	System and Method of Selecting Freight Forwarding Companies	13/335,116
Coldwell Banker Real Estate LLC	Utility	System and Method for Searching Real Estate Listings Using Imagery	13/271,512

TRADEMARKS AND TRADEMARK APPLICATIONS
Realogy Services Group LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
HOMEBASE POWERED BY REALOGY & Design	United States	Realogy Services Group LLC	77581813	3723479
HOUSE IN A GLOBE DESIGN	United States	Realogy Services Group LLC	85101133
HOUSE IN A GLOBE DESIGN	United States	Realogy Services Group LLC	85101145
HOUSE IN A GLOBE DESIGN	United States	Realogy Services Group LLC	85101152
HOUSE IN A GLOBE DESIGN	United States	Realogy Services Group LLC	85101156
HOUSE IN A GLOBE DESIGN	United States	Realogy Services Group LLC	85101159
OpenHouse.com & Design	United States	Realogy Services Group LLC	77216470	3493594
REALOGY	United States	Realogy Services Group LLC	78810039	3277830
REALOGY	United States	Realogy Services Group LLC	78810051	3277831
REALOGY	United States	Realogy Services Group LLC	78810057	3584743
REALOGY	United States	Realogy Services Group LLC	78810142	3593139
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818186	3277877
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818197	3277878
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818200	3584749
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818203	3581754
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842038	3277954
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842043	3581762
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842046	3581763
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78849192	3277967

Better Homes and Gardens Real Estate Licensee LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
BROKERMAP	United States	Better Homes and Gardens Real Estate Licensee LLC	77924620	4091533
GREENLIGHT PROGRAM	United States	Better Homes and Gardens Real Estate Licensee LLC	77822354	3792595
HOME SELECTION ASSISTANT	United States	Better Homes and Gardens Real Estate Licensee LLC	77914332	3905924
HOME, FIRST HOME	United States	Better Homes and Gardens Real Estate Licensee LLC	85476108

Cartus Corporation
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CARTUS	Australia	Cartus Corporation	1097159	1097159
CARTUS AND GLOBE DESIGN	Australia	Cartus Corporation	1099707	1099707
CARTUS AND GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100296	1100296
CARTUS RESOURCES	Australia	Cartus Corporation	1097160	1097160
GLOBE DESIGN	Australia	Cartus Corporation	1099706	1099706
GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100295	1100295
CARTUS	Canada	Cartus Corporation	1288571	735956
CARTUS AND GLOBE DESIGN	Canada	Cartus Corporation	1290421	735755
GLOBALNET	Canada	Cartus Corporation	798683	577034
GLOBE DESIGN	Canada	Cartus Corporation	1290423	735769
GLOBE DESIGN (in color)	Canada	Cartus Corporation	1290424	735757
CARTUS	China (People's Republic)	Cartus Corporation	5159090	5159090
CARTUS	China (People's Republic)	Cartus Corporation	5158802	5158802
CARTUS	China (People's Republic)	Cartus Corporation	5158803	5158803
CARTUS	China (People's Republic)	Cartus Corporation	5158804	5158804
CARTUS AND GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168322	5168322
CARTUS AND GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168323	5168323
CARTUS AND GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168324	5168324

CARTUS AND GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168325	5168325
GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168334	5168334
GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168335	5168335
GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168316	5168316
GLOBE DESIGN	China (People's Republic)	Cartus Corporation	5168317	5168317
GLOBE DESIGN (in color)	China (People's Republic)	Cartus Corporation	5168318	5168318
GLOBE DESIGN (in color)	China (People's Republic)	Cartus Corporation	5168319	5168319
GLOBE DESIGN (in color)	China (People's Republic)	Cartus Corporation	5168320	5168320
GLOBE DESIGN (in color)	China (People's Republic)	Cartus Corporation	5168321	5168321
ONLY RELOCATION. ONLY PRIMACY	China (People's Republic)	Primacy Relocation LLC*	6202280	6202280
ONLY RELOCATION. ONLY PRIMACY	China (People's Republic)	Primacy Relocation LLC*	6202279	6202279
PRIMACY PU BAI SI in Chinese Characters	China (People's Republic)	Primacy Relocation LLC*	7182483	7182483
PRIMACY PU BAI SI in Chinese Characters	China (People's Republic)	Primacy Relocation LLC*	7182482	7182482
PRIMACY PU BAI SI in Chinese Characters	China (People's Republic)	Primacy Relocation LLC*	7843180	7843180
PRIMACY RELOCATION	China (People's Republic)	Primacy Relocation LLC*	6202321	6202321
PRIMACY RELOCATION	China (People's Republic)	Primacy Relocation LLC*	6202322	6202322
PRIMACY RELOCATION (Stylized)	China (People's Republic)	Primacy Relocation LLC*	6202323	6202323
PRIMACY RELOCATION (Stylized)	China (People's Republic)	Primacy Relocation LLC*	6202324	6202324
PU BAI SI (Chinese Characters)	China (People's Republic)	Primacy Relocation LLC*	7186714	7186714
PU BAI SI (Chinese Characters)	China (People's Republic)	Primacy Relocation LLC*	7186713	7186713
PU BAI SI in Chinese Characters	China (People's Republic)	Primacy Relocation LLC*	7843179	7843179
SHORTEN THE DISTANCE	China (People's Republic)	Primacy Relocation LLC*	6202329	6202329
SUNBURST LOGO	China (People's Republic)	Primacy Relocation LLC*	6202325	6202325
SUNBURST LOGO	China (People's Republic)	Primacy Relocation LLC*	6202326	6202326
THE PRIMACY DIFFERENCE	China (People's Republic)	Primacy Relocation LLC*	6202327	6202327
THE PRIMACY DIFFERENCE	China (People's Republic)	Primacy Relocation LLC*	6202328	6202328
CARTUS	European Community	Cartus Corporation	4892832	4892832
CARTUS AND GLOBE DESIGN	European Community	Cartus Corporation	4924023	4924023
GLOBALNET	European Community	Cartus Corporation	126607	126607
GLOBE DESIGN	European Community	Cartus Corporation	4924031	4924031

GLOBE DESIGN (in color)	European Community	Cartus Corporation	4924049	4924049
CARTUS	Hong Kong	Cartus Corporation	300575721	300575721
CARTUS AND GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583588	300583588
CARTUS RESOURCES	Hong Kong	Cartus Corporation	300575730	300575730
GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583597	300583597
CARTUS	India	Cartus Corporation	1960888	1960888
CARTUS	India	Cartus Corporation	1960889	1960889
CARTUS	India	Cartus Corporation	1960890	1960890
CARTUS	India	Cartus Corporation	1960891	1960891
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960896	1960896
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960897
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960898
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960899	1960899
GLOBE DESIGN	India	Cartus Corporation	1960895
GLOBE DESIGN	India	Cartus Corporation	1960894
GLOBE DESIGN	India	Cartus Corporation	1960893
GLOBE DESIGN	India	Cartus Corporation	1960892
PRIMACY & Sunburst Logo (Series of 3)	India	Primacy Relocation LLC*	1677337	1677337
SUNBURST LOGO (series of 3)	India	Primacy Relocation LLC*	1677336	1677336
CARTUS AND GLOBE DESIGN	Mexico	Cartus Corporation	842198	992079
CARTUS	Singapore	Cartus Corporation	T0602094F	T0602094F
CARTUS	Singapore	Cartus Corporation	T0602095D	T0602095D
CARTUS	Singapore	Cartus Corporation	T0602096B	T0602096B
CARTUS	Singapore	Cartus Corporation	T0602097J	T0602097J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603007J	T0603007J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603008I	T0603008I
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603009G	T0603009G
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603011I	T0603011I
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602099G	T0602099G
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602100D	T0602100D
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602101B	T0602101B
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603003H	T0603003H
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603004F	T0603004F
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603005D	T0603005D
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603006B	T0603006B

CARTUS	Switzerland	Cartus Corporation	54569/2010	612621
CARTUS AND GLOBE DESIGN	Switzerland	Cartus Corporation	54212/2010	612613
CARTUS AND GLOBE DESIGN (in color)	Switzerland	Cartus Corporation	54213/2010	612614
GLOBE DESIGN	Switzerland	Cartus Corporation	54216/2010	612616
GLOBE DESIGN (in color)	Switzerland	Cartus Corporation	54214/2010	612615
CARTUS	United Kingdom	Cartus Corporation	2412844	2412844
CARTUS AND GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414215	2414215
CARTUS RESOURCES	United Kingdom	Cartus Corporation	2412845	2412845
GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414216	2414216
HOME AND MOVE FROM CARTUS & Gate Design	United Kingdom	Cartus Corporation	2419497	2419497
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United Kingdom	Cartus Corporation	2137549	2137549
CARTUS	United States	Cartus Corporation	78808792	3370574
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78817923	3314369
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818045	3314372
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818064	3321204
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818082	3383108
EASYTOUR	United States	Cartus Corporation	78659865	3331185
GLOBALNET	United States	Cartus Corporation	75153284	2198869
GLOBE DESIGN	United States	Cartus Corporation	78817943	3314370
GLOBE DESIGN	United States	Cartus Corporation	78818047	3314373
GLOBE DESIGN	United States	Cartus Corporation	78818069	3321205
GLOBE DESIGN	United States	Cartus Corporation	78818087	3379520
GLOBE DESIGN (in color)	United States	Cartus Corporation	78817954	3314371
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818055	3314374
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818077	3321206
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818090	3379521
HOME AND MOVE	United States	Cartus Corporation	78817256	3372957
HOME AND MOVE & Design	United States	Cartus Corporation	78817258	3372958
MEMBERMOVE	United States	Cartus Corporation	73748964	1554062
MILES FROM HOME	United States	Cartus Corporation	77790815	3792478
MOVEPLUS	United States	Cartus Corporation	85073868	3917108
ONLY RELOCATION. ONLY PRIMACY	United States	Primacy Relocation LLC*	78577432	3060300
PRIMACY HOME LOANS & DEVICE	United States	Primacy Relocation LLC*	77457745	3579179
PRIMACY RELOCATION & DEVICE	United States	Primacy Relocation LLC*	75622523	2326003

SUNBURST LOGO	United States	Primacy Relocation LLC*	75622522	2316479
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United States	Cartus Corporation	75304946	2455642

*Primacy Relocation LLC* merged into Cartus Corporation as of December 31, 2010, and Cartus Corporation now owns all of Primacy's marks. Recordal of that merger has been filed and recordal certificates are pending.

CDRE TM LLC
Trademark Applications and Registrati

Trademark	Country Name	Owner Name	Application No.	Registration No.
A DIFFERENT KIND OF REAL ESTATE COMPANY	United States	CDRE TM LLC	75789598	2635982
CAPE COD STYLE	United States	CDRE TM LLC	76410655	2971401
CAPE COD STYLE	United States	CDRE TM LLC	76410657	2736246
CORCORAN	United States	CDRE TM LLC	75688924	2533288
CORCORAN	United States	CDRE TM LLC	77251976	3417729
CORCORAN WEXLER	United States	CDRE TM LLC	76315555	2576142
CORNERSTONES OF LIFE PROGRAM & Design	United States	CDRE TM LLC	77119473	3421531
CS and Interlocking Circles Design	United States	CDRE TM LLC	77287785	3418149
FS & Design	United States	CDRE TM LLC	73330013	1228982
FS FRED SANDS REALTORS & Design	United States	CDRE TM LLC	73330014	1228983
GREENWICHSTYLE	United States	CDRE TM LLC	77619262	3639386
IT'S ABOUT LIFE	United States	CDRE TM LLC	78280153	2973564
LEADING AGENTS, LEADING THE WAY	United States	CDRE TM LLC	77022828	3423467
LEAVE IT TO THE EXPERTS	United States	CDRE TM LLC	85201698	4043351
LITCHFIELDCOUNTYSTYLE	United States	CDRE TM LLC	77619263	3639387
LIVE WHO YOU ARE	United States	CDRE TM LLC	78713347	3178618
LOCALINK	United States	CDRE TM LLC	78525869	3110476
MORE BROKER PER SQ FT	United States	CDRE TM LLC	77612078	3635209
NEWYORKCITYSTYLE	United States	CDRE TM LLC	77819231	3858479
OUR TOWN	United States	CDRE TM LLC	78449628	3094142
PREFERRED MOVES	United States	CDRE TM LLC	78871795	3398527
THE CORCORAN GROUP	United States	CDRE TM LLC	75689238	2366134
THE SUNSHINE GROUP LTD	United States	CDRE TM LLC	76408231	2768873
WESTCHESTERSTYLE	United States	CDRE TM LLC	77619264	3918443
WWW.CORCORAN.COM	United States	CDRE TM LLC	75732288	2499454
YOU SHOULD SOBE HERE & Design	United States	CDRE TM LLC	85279992	4048717

CGRN Inc.
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CGRN	United States	CGRN Inc.	75540186	2466103
Stick Man Design	United States	CGRN Inc.	75673268	2332340
Sotheby's International Realty Licensee LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
RESIDE	Egypt	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	European Community	Sotheby's International Realty Licensee LLC	009324302	009324302
RESIDE	Int'l Registration - Madrid Protocol Only	Sotheby's International Realty Licensee LLC	A0026174	1094329
RESIDE	Japan	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Monaco	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Morocco	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Oman	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Russian Federation	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Singapore	Sotheby's International Realty Licensee LLC	A0026174	IR 1094329
RESIDE	Switzerland	Sotheby's International Realty Licensee LLC	A0026174
RESIDE	Turkey	Sotheby's International Realty Licensee LLC	A0026174
ARTFULLY UNITING EXTRAORDINARY HOMES WITH EXTRAORDINARY LIVES	United States	Sotheby's International Realty Licensee LLC	85028407	4086034
FOR THE ONGOING COLLECTION OF LIFE	United States	Sotheby's International Realty Licensee LLC	78490698	3069400
RESIDE	United States	Sotheby's International Realty Licensee LLC	77089845	3415244
RESIDE	Viet Nam	Sotheby's International Realty Licensee LLC	A0026174

Title Resource Group LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
AMERICAN TITLE COMPANY & Design	United States	Title Resource Group LLC	85314000	4070488
BURNET TITLE	United States	Title Resource Group LLC	85316954
BURNET TITLE & Design	United States	Title Resource Group LLC	85316962	4076711
BURROW ESCROW SERVICES & Design	United States	Title Resource Group LLC	85317756	4076724
CCS CONVENIENT CLOSING SERVICES & Design	United States	Title Resource Group LLC	85311808	4070394
CENSTAR	United States	Title Resource Group LLC	78439772	3213898
Circle Logo (TRG)	United States	Title Resource Group LLC	78869716	3293882
Circle Logo (TRG)	United States	Title Resource Group LLC	78869726	3279724
COUNT ON OUR EXCELLENCE	United States	Title Resource Group LLC	78783827	3532528
DON'T SETTLE FOR COMPLICATED, SETTLE FOR CONVENIENCE	United States	Title Resource Group LLC	78484489	3262070
E EQUITY CLOSING & Design	United States	Title Resource Group LLC	85319019	4076741
E EQUITY TITLE & Design (in color)	United States	Title Resource Group LLC	85319350	4076746
E EQUITY TITLE COMPANY & Design	United States	Title Resource Group LLC	85319360
FIRST CALIFORNIA ESCROW	United States	Title Resource Group LLC	85319428
GATEWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78768106	3224478
IN HOUSE	United States	Title Resource Group LLC	78626295	3607601
KEYSTONE CLOSING SERVICES & Design	United States	Title Resource Group LLC	85323511	4070751
KEYSTONE TITLE SERVICES & Design	United States	Title Resource Group LLC	85323540	4083175
L LANDWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78815007	3219806
LAKECREST RELOCATION SERVICES	United States	Title Resource Group LLC	85172501	4057529
LAKECREST RELOCATION SERVICES & Design	United States	Title Resource Group LLC	85172504	4057530
MAKING HOUSES INTO HOMES	United States	Title Resource Group LLC	78466961	3288623
MAKING HOUSES INTO HOMES COAST TO COAST	United States	Title Resource Group LLC	85365082	4084012

MARDAN SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78814998	3282646
MARKET STREET & Design	United States	Title Resource Group LLC	85324179
MID-ATLANTIC SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	85327090
SECURED LAND TRANSFERS INC. & Design	United States	Title Resource Group LLC	85331341
SETTLEMENT ADVANTAGE	United States	Title Resource Group LLC
SHORT TRAC	United States	Title Resource Group LLC	85090682	4007465
SHORT TRAC & House Design	United States	Title Resource Group LLC	85090690	4007466
SHORT TRAC House Design	United States	Title Resource Group LLC	85090665	4007464
SINGLE SOLUTION	United States	Title Resource Group LLC	77548999	3597988
SOUTHERN EQUITY SERVICES & Design	United States	Title Resource Group LLC	78815000	3219805
SUNBELT TITLE AGENCY & Design	United States	Title Resource Group LLC	85331345
TITLE RESOURCES GUARANTY COMPANY & Design	United States	Title Resource Group LLC	85326284
TRG & Circle Design	United States	Title Resource Group LLC	85326266	4090297
U.S. TITLE & Design	United States	Title Resource Group LLC	85326274
WEST COAST ESCROW FIRST IN PEOPLE FIRST IN SERVICE & Design	United States	Title Resource Group LLC	85326253

Century 21 Real Estate LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC	3200601329	54333
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC	3200601330	54334
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54335	54335
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54336	54336
CENTURY 21	Albania	Century 21 Real Estate LLC	AL/T/2007/475	11869
CENTURY 21 & New House Design	Albania	Century 21 Real Estate LLC	AL/T/2007/476	11880

CENTURY 21	Algeria	Century 21 Real Estate LLC	52378	72968
CENTURY 21 & New House Design	Algeria	Century 21 Real Estate LLC	52379	72969
CENTURY 21	Angola	Century 21 Real Estate LLC	17686
CENTURY 21	Angola	Century 21 Real Estate LLC	17687
CENTURY 21 & New House Design	Angola	Century 21 Real Estate LLC	17688
CENTURY 21 & New House Design	Angola	Century 21 Real Estate LLC	17689
CENTURY 21	Anguilla	Century 21 Real Estate LLC		2706
CENTURY 21	Anguilla	Century 21 Real Estate LLC		4386
CENTURY 21 & New House Design	Anguilla	Century 21 Real Estate LLC		4387
CENTURY 21 & New House Design	Anguilla	Century 21 Real Estate LLC		4388
CENTURY 21	Antigua and Barbuda	Century 21 Real Estate LLC	99232064	7004
CENTURY 21 & New House Design	Antigua and Barbuda	Century 21 Real Estate LLC	99232065	7005
CENTURY 21	Argentina	Century 21 Real Estate LLC	1789489	1939876
CENTURY 21	Argentina	Century 21 Real Estate LLC	1789490	1939877
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793605	1940048
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793606	1940040
SIGLO 21	Argentina	Century 21 Real Estate LLC	3005173
CENTURY 21	Aruba	Century 21 Real Estate LLC	89051914	14483
CENTURION	Australia	Century 21 Real Estate LLC	559492	559492
CENTURY 21	Australia	Century 21 Real Estate LLC	326586	326586
CENTURY 21	Australia	Century 21 Real Estate LLC	491233	491233
CENTURY 21	Australia	Century 21 Real Estate LLC	491234	491234
CENTURY 21 & New House & Sign Design (Series of 2)	Australia	Century 21 Real Estate LLC	554728	554728
CENTURY 21 & New House Design	Australia	Century 21 Real Estate LLC	542303	542303
CENTURY 21 & Sign & Post Design (Series of 2)	Australia	Century 21 Real Estate LLC	554730	554730
THE WORLD IS SOLD ON CENTURY 21	Australia	Century 21 Real Estate LLC	1050167	1050167

CENTURY 21	Austria	Century 21 Real Estate LLC	AM 2269/75	81547
CENTURY 21 & New House Design	Austria	Century 21 Real Estate LLC	AM 5860/90	136271
CENTURY 21	Azerbaijan	Century 21 Real Estate LLC	20060373	20070412
CENTURY 21 & New House Design	Azerbaijan	Century 21 Real Estate LLC	20060374	20070411
CENTURY 21	Bahamas	Century 21 Real Estate LLC	8282	8282
CENTURY 21 & New House Design	Bahamas	Century 21 Real Estate LLC	14542	14542
CENTURY 21	Bahrain	Century 21 Real Estate LLC	422/89	12537
CENTURY 21	Bahrain	Century 21 Real Estate LLC	423/89	706
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	387/91	884
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	424/89	12538
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	425/89	707
CENTURY 21	Bangladesh	Century 21 Real Estate LLC	122234
CENTURY 21	Bangladesh	Century 21 Real Estate LLC	122235
CENTURY 21 & New Pitched Roof House Design	Bangladesh	Century 21 Real Estate LLC	122232
CENTURY 21 & New Pitched Roof House Design	Bangladesh	Century 21 Real Estate LLC	122236
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/534
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/490
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/6593
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate LLC		81/6249
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate LLC		81/6594
CENTURY 21	Belize	Century 21 Real Estate LLC	1724.03	1724.03
CENTURY 21	Belize	Century 21 Real Estate LLC	6234	6234
CENTURY 21 & New House Design	Belize	Century 21 Real Estate LLC	1725.03	1725.03
SIGLO 21	Belize	Century 21 Real Estate LLC	1723.03	1723.03
CENTURION	Benelux	Century 21 Real Estate LLC	766104	497239
CENTURY 21	Benelux	Century 21 Real Estate LLC	34606	335022

CENTURY 21	Benelux	Century 21 Real Estate LLC	691728	151437
CENTURY 21	Benelux	Century 21 Real Estate LLC	834723	556946
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	755505	487878
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	834724	556947
CENTURY 21 & Sign & Post Design	Benelux	Century 21 Real Estate LLC	774593	508016
CENTURY 21 & Sign Design	Benelux	Century 21 Real Estate LLC	774594	508017
EEUW 21	Benelux	Century 21 Real Estate LLC	739532	475269
SIECLE 21	Benelux	Century 21 Real Estate LLC	739533	475270
CENTURY 21	Bermuda	Century 21 Real Estate LLC	7935	7935
CENTURY 21	Bermuda	Century 21 Real Estate LLC	42240	42240
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	21330	21330
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	42241	42241
CENTURY 21	BES Islands	Century 21 Real Estate LLC	1650
CENTURY 21 & New House Design	BES Islands	Century 21 Real Estate LLC	1622
CENTURY 21 & New House Design	BES Islands	Century 21 Real Estate LLC	1623
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73319
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73320
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73321
CENTURY 21 & New House Design	Bolivia	Century 21 Real Estate LLC	146214	73318
SIGLO 21	Bolivia	Century 21 Real Estate LLC	2541921	75829
CENTURY 21	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069892A	BAZ069892
CENTURY 21 & New House Design	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069891A	BAZ069891
CENTURY 21	Brazil	Century 21 Real Estate LLC	10882/79	7201044
CENTURY 21	Brazil	Century 21 Real Estate LLC	26404/75	7061021
CENTURY 21	Brazil	Century 21 Real Estate LLC	817906088	817906088
CENTURY 21	Brazil	Century 21 Real Estate LLC	817906096	817906096

CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	815817355	815817355
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	815818670	815818670
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	817906100	817906100
SECULO 21	Brazil	Coldwell Banker LLC	820707775	820707775
SECULO 21	Brazil	Century 21 Real Estate LLC	820829749	820829749
CENTURY 21	Brunei Darussalam	Century 21 Real Estate Corp	35586	35586
CENTURY 21 & New House Design	Brunei Darussalam	Century 21 Real Estate Corp	35588	35588
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12207	18876
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12208	1675
CENTURY 21 & New House Design	Bulgaria	Century 21 Real Estate LLC	67145	52033
AD/PAC	Canada	Century 21 Real Estate LLC	476194	286901
CAMPUS 21	Canada	Century 21 Real Estate LLC	1496345
CAMPUS 21 & Design	Canada	Century 21 Real Estate LLC	1499258
CENTURY 21	Canada	Century 21 Real Estate LLC	417509	233529
CENTURY 21	Canada	Century 21 Real Estate LLC	587710	368747
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673854	401397
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673857	397606
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673859	397607
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	587712	368748
CENTURY 21 & Sign & Post Design	Canada	Century 21 Real Estate LLC	673855	400535
CENTURY 21 & Sign & Post Design (Color)	Canada	Century 21 Real Estate LLC	673856	400536
CENTURY 21 CONNECTIONS GUICHET UNIQUE VALUER AJOUTEE & Design	Canada	Century 21 Real Estate LLC	1080726	595238
CENTURY 21 CONNECTIONS REAL CONVENIENCE REAL VALUE & Design	Canada	Century 21 Real Estate LLC	1027978	587032
CENTURY 21 Sign & Post Design (Gold & Black)	Canada	Century 21 Real Estate LLC	673852	397605

CENTURY 21 SignPost Design (Gold)	Canada	Century 21 Real Estate LLC	1179262	605650
CGRN - CENTURY 21 GLOBAL REFERRAL NETWORK	Canada	Century 21 Real Estate LLC	1534694
CONNECTED TO MORE	Canada	Century 21 Real Estate LLC	1470603	808289
CONNECTED TO YOUR HOME	Canada	Century 21 Real Estate LLC	1470604	808293
CONNECTED TO YOUR HOME in Chinese Characters	Canada	Century 21 Real Estate LLC	1481527	800984
CREATE 21	Canada	Century 21 Real Estate LLC	1234772	699134
NORTH AMERICA'S NUMBER 1 TOP SELLER, CENTURY 21	Canada	Century 21 Real Estate LLC	462978	274562
RIRC - RESEAU INTERNATIONAL DE REFERENCES CENTURY 21	Canada	Century 21 Real Estate LLC	1534695
SHOWCASE 21	Canada	Century 21 Real Estate LLC	1345086	712903
THE REAL ESTATE INVESTMENT JOURNAL	Canada	Century 21 Real Estate LLC	476195	292131
VIP	Canada	Century 21 Real Estate LLC	476192	276212
CENTURY 21	Cape Verde	Century 21 Real Estate LLC
CENTURY 21	Cape Verde	Century 21 Real Estate LLC
CENTURY 21 & New House Design	Cape Verde	Century 21 Real Estate LLC
CENTURY 21 & New House Design	Cape Verde	Century 21 Real Estate LLC
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1062225
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274764
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274765
CENTURY 21 & New House Design	Cayman Islands	Century 21 Real Estate LLC		1453969
CENTURY 21 & Sign & Post Design	Cayman Islands	Century 21 Real Estate LLC		1459099
CENTURY 21 & Sign Design	Cayman Islands	Century 21 Real Estate LLC		1459101
CENTURY 21	Chile	Century 21 Real Estate LLC	299472	760388
CENTURY 21	Chile	Century 21 Real Estate LLC	299473	932634
CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272613	935897

CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272614	935898
century21.cl	Chile	Century 21 Real Estate LLC
siglo21inmobiliaria.cl	Chile	Century 21 Real Estate LLC
CENTURY 21	China (People's Republic)	Century 21 Real Estate LLC	8924591	523152
CENTURY 21	China (People's Republic)	Century 21 Real Estate LLC	93094145	777124
CENTURY 21 & New House Design	China (People's Republic)	Century 21 Real Estate LLC		3065318
CENTURY 21 & New House Design	China (People's Republic)	Century 21 Real Estate LLC		3065316
CENTURY 21 & New House Design	China (People's Republic)	Century 21 Real Estate LLC	90053105	577417
CENTURY 21 & New House Design	China (People's Republic)	Century 21 Real Estate LLC	93094136	777122
CENTURY 21 & New House Design (with Chinese)	China (People's Republic)	Century 21 Real Estate LLC	2000055326	1672792
CENTURY 21 & New House Design (with Chinese)	China (People's Republic)	Century 21 Real Estate LLC	2000055327	1647735
CENTURY 21 & New House Design (with Chinese)	China (People's Republic)	Century 21 Real Estate LLC	2000085135	1655868
CENTURY 21 & New House Design (with Chinese)	China (People's Republic)	Century 21 Real Estate LLC	2000085849	1699741
CENTURY 21 & New House Design (with Chinese)	China (People's Republic)	Century 21 Real Estate LLC	2000085850	1651932
CENTURY 21 & New Pitched Roof House Design	China (People's Republic)	Century 21 Real Estate LLC	6950881	6950881
CENTURY 21 & New Pitched Roof House Design	China (People's Republic)	Century 21 Real Estate LLC	6950882
CENTURY 21 (in Chinese)	China (People's Republic)	Century 21 Real Estate LLC		3501579
CENTURY 21 COMMERCIAL	China (People's Republic)	Century 21 Real Estate LLC	8917930
CENTURY 21 COMMERCIAL	China (People's Republic)	Century 21 Real Estate LLC	8917947
CENTURY 21 COMMERCIAL	China (People's Republic)	Century 21 Real Estate LLC	8917948
CENTURY 21 COMMERCIAL	China (People's Republic)	Century 21 Real Estate LLC	8917949
CENTURY 21 COMMERCIAL	China (People's Republic)	Century 21 Real Estate LLC	8917960
CENTURY 21 COMMERCIAL in Chinese Characters	China (People's Republic)	Century 21 Real Estate LLC	8917935

CENTURY 21 COMMERCIAL in Chinese Characters	China (People's Republic)	Century 21 Real Estate LLC	8917961
CENTURY 21 COMMERCIAL in Chinese Characters	China (People's Republic)	Century 21 Real Estate LLC	8917977
CENTURY 21 COMMERCIAL in Chinese Characters	China (People's Republic)	Century 21 Real Estate LLC	8917978
CENTURY 21 COMMERCIAL in Chinese Characters	China (People's Republic)	Century 21 Real Estate LLC	8917987
CENTURY 21 COMMERCIAL Logo	China (People's Republic)	Century 21 Real Estate LLC	8917931
CENTURY 21 COMMERCIAL Logo	China (People's Republic)	Century 21 Real Estate LLC	8917932
CENTURY 21 COMMERCIAL Logo	China (People's Republic)	Century 21 Real Estate LLC	8917933
CENTURY 21 COMMERCIAL Logo	China (People's Republic)	Century 21 Real Estate LLC	8917934
CENTURY 21 COMMERCIAL Logo	China (People's Republic)	Century 21 Real Estate LLC	8917966
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People's Republic)	Century 21 Real Estate LLC	8917962
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People's Republic)	Century 21 Real Estate LLC	8917963
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People's Republic)	Century 21 Real Estate LLC	8917964
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People's Republic)	Century 21 Real Estate LLC	8917965
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People's Republic)	Century 21 Real Estate LLC	8917979
CENTURY 22	China (People's Republic)	Century 21 Real Estate LLC	3894724
CENTURY 22	China (People's Republic)	Century 21 Real Estate LLC	3894725	3894725
CENTURY 21	Colombia	Century 21 Real Estate LLC	306032	141915
CENTURY 21	Colombia	Century 21 Real Estate LLC	306033	141916
CENTURY 21 & New House Design	Colombia	Century 21 Real Estate LLC	97069262	211360
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306054	141917
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306055	141918
SIGLO 21	Colombia	Century 21 Real Estate LLC	98022229	214489
CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72248	72248

CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72530	72530
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	77838	77838
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	78188	78188
SIGLO 21	Costa Rica	Century 21 Real Estate LLC	111092	111092
CENTURY 21	Croatia	Century 21 Real Estate LLC	Z20060597A	Z20060597
CENTURY 21 & New House Design	Croatia	Century 21 Real Estate LLC	Z20060598A	Z20060598
CENTURY 21	Curacao	Century 21 Real Estate LLC	D-600644	12451
CENTURY 21 & New House Design	Curacao	Century 21 Real Estate LLC	D-300531	10146
CENTURY 21 & New House Design	Curacao	Century 21 Real Estate LLC	16277	1028
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate LLC	30846	30846
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate LLC	33210	33210
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate LLC	30847	30847
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate LLC	33209	33209
CENTURY 21	Czech Republic	Century 21 Real Estate LLC	170452	170452
21 ARHUNDREDE	Denmark	Century 21 Real Estate LLC	80	VR199108796
CENTURY 21	Denmark	Century 21 Real Estate LLC	4211	100
CENTURY 21 & New House Design	Denmark	Century 21 Real Estate LLC	8959	VR199107414
CENTURY 21	Dominica	Century 21 Real Estate LLC	Jan-89	Jan-89
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41404	41404
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41405	41405
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	34822	34822
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60133	60133
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60153	60153
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61730	5592
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61731	5593
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61732	5916

CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57790	5591
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57791	5986
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57792	5987
SIGLO 21	Ecuador	Century 21 Real Estate LLC	86.879	4846-10
CENTURY 21	Egypt	Century 21 Real Estate LLC	74584	74584
CENTURY 21	Egypt	Century 21 Real Estate LLC	249810
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate LLC	78959	78959
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate LLC	78960	78960
CENTURY 21	El Salvador	Century 21 Real Estate Corp		112 book 6
CENTURY 21	El Salvador	Century 21 Real Estate LLC	1596-98	58 book 95
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate Corp		18 book 10
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate LLC		10 book 23
SIGLO 21	El Salvador	Century 21 Real Estate LLC	E-1599-98	146 book 93
CENTURY 21	Estonia	Century 21 Real Estate LLC	2226	7566
21 ARHUNDREDE	European Community	Century 21 Real Estate LLC	146746	146746
21OS AIUN	European Community	Century 21 Real Estate LLC	146589	146589
AD/PAC	European Community	Century 21 Real Estate LLC	146787	146787
ARHUNDRADE 21	European Community	Century 21 Real Estate LLC	146415	146415
CENTURION	European Community	Century 21 Real Estate LLC	146316	146316
CENTURY 21	European Community	Century 21 Real Estate LLC	146068	146068
CENTURY 21 & New House Design	European Community	Century 21 Real Estate LLC	146357	146357
CENTURY 21 & Sign & Post Design	European Community	Century 21 Real Estate LLC	146258	146258
CENTURY 21 & Sign Design	European Community	Century 21 Real Estate LLC	146191	146191
CENTURY 21 2 & 1	European Community	Century 21 Real Estate LLC	146761	146761
CENTURY 21 COMMERCIAL	European Community	Century 21 Real Estate LLC	9601121	9601121
CENTURY 21 COMMERCIAL (Stylized)	European Community	Century 21 Real Estate LLC	9601238	9601238

CENTURY 21 GESTION	European Community	Century 21 Real Estate LLC	146332	146332
KIOSQUE 21	European Community	Century 21 Real Estate LLC	146233	146233
SECOLO 21	European Community	Century 21 Real Estate LLC	146555	146555
SECULO 21	European Community	Century 21 Real Estate LLC	146522	146522
SEKEL 21	European Community	Century 21 Real Estate LLC	146472	146472
SIECLE 21	European Community	Century 21 Real Estate LLC	146720	146720
SIGLO 21	European Community	Century 21 Real Estate LLC	146449	146449
VIP	European Community	Century 21 Real Estate LLC	146142	146142
VOISISATA 21	European Community	Century 21 Real Estate LLC	146373	146373
CENTURY 21	Fiji	Century 21 Real Estate Corp	20423	20423
CENTURY 21 & New House Design	Fiji	Century 21 Real Estate LLC	160/06	160/06
CENTURY 21 & Old Design	Fiji	Century 21 Real Estate Corp	20424	20424
CENTURY 21	Finland	Century 21 Real Estate LLC	3976/75	72169
CENTURY 21 & New House Design	Finland	Century 21 Real Estate LLC	4832/90	117908
VUOSISATA 21	Finland	Century 21 Real Estate LLC	5820/89	124952
CENTURION	France	Century 21 Real Estate LLC	300135	1682705
CENTURY 21	France	Century 21 Real Estate LLC	841807	1399704
CENTURY 21 & New House Design	France	Century 21 Real Estate LLC	239193	1617044
CENTURY 21 & Sign & Post Design	France	Century 21 Real Estate LLC	63454990	63454990
CENTURY 21 & Sign Design	France	Century 21 Real Estate LLC	63454991	63454991
CENTURY 21 GESTION	France	Century 21 Real Estate LLC	476409	93476409
CENTURY 21 IMMOBILIER D'ENTREPRISE & Design	France	Century 21 Real Estate LLC	99775039	99775039
KIOSQUE 21	France	Century 21 Real Estate LLC		94516614
SIECLE 21	France	Century 21 Real Estate LLC	166203	1636431
CENTURY 21 & New House Design	Gaza District	Century 21 Real Estate LLC	5126	5126
CENTURY 21 (in English & Arabic)	Gaza District	Century 21 Real Estate LLC	5127	5127

CENTURY 21	Georgia	Century 21 Real Estate LLC	58691/03
CENTURY 21 & New House Design	Georgia	Century 21 Real Estate LLC	58692/03
CENTURY 21	Germany	Century 21 Real Estate LLC	27704/36	992054
CENTURY 21	Germany	Century 21 Real Estate LLC	25330/16	976127
CENTURY 21	Germany	Century 21 Real Estate LLC	65907/16	653579
CENTURY 21	Germany	Century 21 Real Estate LLC	659777/36
CENTURY 21 & New House Design	Germany	Century 21 Real Estate LLC	41001/36	1184574
century-21.de	Germany	Century 21 Real Estate LLC
CENTURY 21	Ghana	Century 21 Real Estate LLC	001972/2008
CENTURY 21	Ghana	Century 21 Real Estate LLC	001984/2008
CENTURY 21 & New Pitched Roof House Design	Ghana	Century 21 Real Estate LLC	001971/2008
CENTURY 21 & New Pitched Roof House Design	Ghana	Century 21 Real Estate LLC	001985/2008
CENTURY 21	Greece	Century 21 Real Estate LLC	55558	55558
CENTURY 21	Greece	Century 21 Real Estate LLC	111125	111125
CENTURY 21 & New House Design	Greece	Century 21 Real Estate LLC	111062	111062
CENTURY 21	Grenada	Century 21 Real Estate LLC		90/1998
CENTURY 21	Grenada	Century 21 Real Estate LLC		91/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate LLC		84/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate LLC		85/1998
CENTURY 21	Guatemala	Century 21 Real Estate LLC	2722	121727
CENTURY 21	Guatemala	Century 21 Real Estate LLC	2723	121356
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate LLC	4974	66514
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate LLC	4975	64944
SIGLO 21	Guatemala	Century 21 Real Estate LLC	2783	104939
CENTURY 21	Guyana	Century 21 Real Estate LLC	16553A	16553A
CENTURY 21 & Design	Guyana	Century 21 Real Estate LLC	16552A	16552A

CENTURY 21	Haiti	Century 21 Real Estate LLC	176-149	176-149
CENTURY 21	Haiti	Century 21 Real Estate LLC	227-87	210-170
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	233-99	374-140
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	234-99	375-140
CENTURY 21	Honduras	Century 21 Real Estate LLC	5393-89	941
CENTURY 21	Honduras	Century 21 Real Estate LLC	5408-89	52329
CENTURY 21 & New House Design	Honduras	Century 21 Real Estate LLC	3616/91	1210
CENTURY 21 & New House Design	Honduras	Century 21 Real Estate LLC	3617/91	55034
SIGLO 21	Honduras	Century 21 Real Estate LLC	3757/98	5064
CENTURION	Hong Kong	Century 21 Real Estate LLC	5513/1992	7743/1995
CENTURION	Hong Kong	Century 21 Real Estate LLC	5898/1992	4807/1993
CENTURION	Hong Kong	Century 21 Real Estate LLC	7146/1991	599/1993
CENTURY (in Chinese characters)	Hong Kong	Century 21 Real Estate LLC	300698086	300698086
CENTURY (in series)	Hong Kong	Century 21 Real Estate LLC	300698077	300698077
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	4567/1993	B6914/1996
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	5830/1992	B602/1995
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	6197/1988	2843/1992
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	4565/1993	B8023/1996
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	5831/1992	B603/1995
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	6196/1988	2842/1992
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11943/1993	B3447/1997
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11944/1993	B3448/1997
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11945/1993	B3449/1997
CENTURY 21 & Sign & Post Design	Hong Kong	Century 21 Real Estate LLC	114/1992	B5441/1994
CENTURY 21 & Sign Design	Hong Kong	Century 21 Real Estate LLC	115/1992	B2683/1995

CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	6503/1988	B601/1995
CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	10475/1993	B3446/1997
CENTURY 21 VIP	Hong Kong	Century 21 Real Estate LLC	10476/1993	B8068/1997
VIP	Hong Kong	Century 21 Real Estate LLC	5424/1992	1903/1995
VIP	Hong Kong	Century 21 Real Estate LLC	7150/1991	5017/1994
CENTURY 21	Hungary	Century 21 Real Estate LLC	46/90	138029
CENTURY 21 & New House Design	Hungary	Century 21 Real Estate LLC	M1001345	202023
CENTURY 21 & New House Design	Hungary	Century 21 Real Estate LLC	3647/90	139852
CENTURY 21	Iceland	Century 21 Real Estate LLC	172/1989	199/1991
CENTURY 21 & New House Design	Iceland	Century 21 Real Estate LLC	173/1989	380/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	Nov-90	203/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	789/1990	80/1991
CENTURY 21	India	Century 21 Real Estate LLC	506834	506834
CENTURY 21	India	Century 21 Real Estate LLC	1359561
CENTURY 21 & New House Design	India	Century 21 Real Estate LLC	1359563
CENTURY 21 & Old House Design	India	Century 21 Real Estate LLC	506833	506833
CENTURY 21 INDIA	India	Century 21 Real Estate LLC	1775850
CENTURY 21 INDIA & New House Design	India	Century 21 Real Estate LLC	1775849
CENTURY 21 INDIA & New House Design (in Hindi)	India	Century 21 Real Estate LLC	1775848
CENTURY 21	Indonesia	Century 21 Real Estate LLC		488535
CENTURY 21	Indonesia	Century 21 Real Estate LLC		IDM000077182
CENTURY 21	Indonesia	Century 21 Real Estate LLC		488202
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate LLC		IDM000077183
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate LLC		488203
CENTURION	Ireland	Century 21 Real Estate LLC	3402	150073
CENTURION	Ireland	Century 21 Real Estate LLC	4702	150608

CENTURY 21	Ireland	Century 21 Real Estate LLC	2700	88749
CENTURY 21	Ireland	Century 21 Real Estate LLC	4088	201312
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	4090	201423
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	6690	142535
CENTURY 21 & Sign & Post Design	Ireland	Century 21 Real Estate LLC	857	151789
CENTURY 21 & Sign Design	Ireland	Century 21 Real Estate LLC	858	151790
CENTURY 21	Israel	Century 21 Real Estate LLC	46053	46053
CENTURY 21	Israel	Century 21 Real Estate LLC	46054	46054
CENTURY 21	Israel	Century 21 Real Estate LLC	85988	85988
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78817	78817
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78818	78818
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74955	74955
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74956	74956
CENTURY 21	Italy	Century 21 Real Estate LLC	MI2010C008748	1421922
CENTURY 21	Italy	Century 21 Real Estate LLC	34978/75	731278
CENTURY 21 & New House Design	Italy	Century 21 Real Estate LLC	MI2010C008750	1421924
CENTURY 21 & New House Design	Italy	Century 21 Real Estate Corp	26645C/90	920518
CENTURY 21 & Sign & Post Design	Italy	Century 21 Real Estate LLC	92C000632	977859
CENTURY 21 & Sign Design	Italy	Century 21 Real Estate LLC	92C000633	977858
SECOLO 21	Italy	Century 21 Real Estate Corp	98C000928	836806
SECOLO 21	Italy	Century 21 Real Estate LLC	38699C/90	897493
CENTURY 21	Jamaica	Century 21 Real Estate Corp	16/616	B19093
CENTURY 21	Jamaica	Century 21 Real Estate LLC	41296	41296
CENTURY 21 & New House Design	Jamaica	Century 21 Real Estate Corp	16/1470	25542
CENTURY 21	Japan	Century 21 Real Estate LLC	76430	5175544
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	76429/2007	5115017

CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	83473/2007	5172405
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	241187/92	3158940
CENTURY 21 FINE HOMES & ESTATES	Japan	Century 21 Real Estate LLC	20466	5192572
CENTURY 21 FINE HOMES & ESTATES & New Gate Design 2008	Japan	Century 21 Real Estate LLC	20467	5192573
CENTURY 21 HOME in Katakana	Japan	Century 21 Real Estate LLC	168212/97	4253681
CENTURY 21 HOUSING in Katakana	Japan	Century 21 Real Estate LLC	168213/97	4253682
CENTURY 21 IMPORT HOME in Katakana	Japan	Century 21 Real Estate LLC	168215/97	4303578
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168211/97	4303576
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168214/97	4303577
CENTURY 21 in Katakana	Japan	Century 21 Real Estate LLC	241188/92	3202692
CENTURY 21 MY HOME AUCTION (in Katakana)	Japan	Century 21 Real Estate LLC	82130/00	4547714
CENTURY 21 REAL ESTATE	Japan	Century 21 Real Estate LLC	979/84	1854786
CENTURY 21 REAL ESTATE AUCTION (in Japanese)	Japan	Century 21 Real Estate LLC	82131/00	4511522
CENTURY 21 REAL ESTATE CORPORATION & Design	Japan	Century 21 Real Estate LLC	111178/90	2691387
CENTURY 21 REAL ESTATE in Katakana	Japan	Century 21 Real Estate LLC	11558/90	2476784
CENTURY 21 Sign & Post Design	Japan	Century 21 Real Estate LLC	42404/91	2696263
CENTURY 21 Sign Design	Japan	Century 21 Real Estate LLC	42405/91	2696264
CENTURY 22	Japan	Century 21 Real Estate LLC	162372/97	4693536
CLUBCENTURION (with Katakana)	Japan	Century 21 Real Estate LLC	10977/99	4405634
CENTURY 21	Jordan	Century 21 Real Estate LLC	83335	83335
CENTURY 21	Jordan	Century 21 Real Estate LLC	83595	83595
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83576	83576
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83644	83644
CENTURY 21	Kazakhstan	Century 21 Real Estate LLC	33108	22498

CENTURY 21 & New House Design	Kazakhstan	Century 21 Real Estate LLC	33109	22499
CENTURY 21 & New House Design (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34554	23514
CENTURY 21 & New House Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34845	23938
CENTURY 21 (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34846	24069
CENTURY 21 (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34555	23515
CENTURY 21 COMMERCIAL & Design	Kazakhstan	Century 21 Real Estate LLC	40134	28042
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	40136	28044
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Kazakhstan	Century 21 Real Estate LLC	40133	28041
CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	40135	28043
CENTURY 21	Kenya	Century 21 Real Estate LLC	191	191
CENTURY 21	Kenya	Century 21 Real Estate LLC	36999	36999
CENTURY 21	Kenya	Century 21 Real Estate LLC	64626	64626
CENTURY 21 & New House Design	Kenya	Century 21 Real Estate LLC	192	192
CENTURY 21 & New Pitched Roof House Design	Kenya	Century 21 Real Estate LLC	64625	64625
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-15644	117926
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-1027	5370
CENTURY 21 & New House Design (with Korean)	Korea, Republic of	Century 21 Real Estate LLC	2000-15614	72575
CENTURY 21	Kosovo	Century 21 Real Estate LLC	6772	1363
CENTURY 21 & New House Design	Kosovo	Century 21 Real Estate LLC	7285	1561
CENTURY 21	Kuwait	Century 21 Real Estate LLC	33326	30493
CENTURY 21	Kuwait	Century 21 Real Estate LLC	33327	30494
CENTURY 21 & New House Design	Kuwait	Century 21 Real Estate LLC	33328	30497
CENTURY 21	Latvia	Century 21 Real Estate LLC	M-92-1273	M 10874

CENTURY 21 & New House Design	Latvia	Century 21 Real Estate LLC	M-02-1615	M 51933
CENTURY21.lv	Latvia	Century 21 Real Estate LLC
CENTURY 21	Lebanon	Century 21 Real Estate Corp	244649/490	53458
CENTURY 21	Lebanon	Century 21 Real Estate Corp	182665/7	105819
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp	142171/285	105801
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp	182665/6	105820
CENTURY 21 & Old Design	Lebanon	Century 21 Real Estate Corp	244649/490	53459
CENTURY 21	Liberia	Century 21 Real Estate LLC		00067/2006
CENTURY 21 & New House Design	Liberia	Century 21 Real Estate LLC		00068/2006
CENTURY 21	Libya	Century 21 Real Estate LLC	17338
CENTURY 21	Libya	Century 21 Real Estate LLC	17341
CENTURY 21 & New Pitched Roof House Design	Libya	Century 21 Real Estate LLC	17339
CENTURY 21 & New Pitched Roof House Design	Libya	Century 21 Real Estate LLC	17340
CENTURY 21	Lithuania	Century 21 Real Estate LLC	4512	7971
CENTURY 21 & New House Design	Lithuania	Century 21 Real Estate LLC	4514	21930
CENTURY 21	Macau	Century 21 Real Estate LLC	12657 M	12657 M
CENTURY 21	Macau	Century 21 Real Estate LLC	12658 M	12658 M
CENTURY 21 & New House Design	Macau	Century 21 Real Estate LLC	12659 M	12659 M
CENTURY 21 & New House Design	Macau	Century 21 Real Estate LLC	12660 M	12660 M
CENTURY 21 & Sign & Post Design	Macau	Century 21 Real Estate LLC	12662 M	12662 M
CENTURY 21 & Sign & Post Design	Macau	Century 21 Real Estate LLC	12663 M	12663 M
CENTURY 21	Macedonia	Century 21 Real Estate LLC	2005/862	13234
CENTURY 21 & New House Design	Macedonia	Century 21 Real Estate LLC	2005/863	13233
CENTURY 21	Madagascar	Century 21 Real Estate LLC	20110492
CENTURY 21 & New Pitched Roof House Design	Madagascar	Century 21 Real Estate LLC	20110491

CENTURION	Malaysia	Century 21 Real Estate LLC	9201794	9201794
CENTURION	Malaysia	Century 21 Real Estate LLC	97018284	97018284
CENTURION	Malaysia	Century 21 Real Estate LLC	97018285	97018285
CENTURY 21	Malaysia	Century 21 Real Estate LLC	8804830	8804830
CENTURY 21	Malaysia	Century 21 Real Estate LLC	98001032	98001032
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate LLC	8804829	8804829
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate LLC	98001033	98001033
CENTURY 21 & Sign & Post Design	Malaysia	Century 21 Real Estate LLC	91001718	91001718
CENTURY 21 Sign & Post (color)	Malaysia	Century 21 Real Estate LLC	91004500	91004500
CENTURY 21 Sign Design	Malaysia	Century 21 Real Estate LLC	91001717	91001717
CENTURY 21 Sign Design (color)	Malaysia	Century 21 Real Estate LLC	9103818	9103818
CENTURY 21	Malta	Century 21 Real Estate LLC	20260	20260
CENTURY 21 & New House Design	Malta	Century 21 Real Estate LLC	20261	20261
CENTURY 21 & Sign & Post Design	Malta	Century 21 Real Estate LLC	20398	20398
CENTURY 21 & Sign Design	Malta	Century 21 Real Estate LLC	20399	20399
CENTURY 21	Mauritius	Century 21 Real Estate LLC	MU/M/08/08584	07385/2009
CENTURY 21 & New Pitched Roof House Design	Mauritius	Century 21 Real Estate LLC	MU/M/08/08585	07386/2009
CASA ABIERTA	Mexico	Century 21 Real Estate LLC	154195	483652
CENTURION	Mexico	Century 21 Real Estate LLC	119465	483935
CENTURION	Mexico	Century 21 Real Estate LLC	119467	422142
CENTURY 21	Mexico	Century 21 Real Estate LLC	47531	434652
CENTURY 21	Mexico	Century 21 Real Estate LLC	52724	360990
CENTURY 21	Mexico	Century 21 Real Estate LLC	52726	360991
CENTURY 21	Mexico	Century 21 Real Estate LLC	52727	360992
CENTURY 21	Mexico	Century 21 Real Estate LLC	52728	360993
CENTURY 21	Mexico	Century 21 Real Estate LLC	77331	388000

CENTURY 21	Mexico	Century 21 Real Estate LLC	117459	849730
CENTURY 21	Mexico	Century 21 Real Estate LLC	117471	527091
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	97783	435000
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117455	454485
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117466	478179
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117479	422506
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	107933	403696
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117470	420317
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117473	423754
CENTURY 21 & Sign Design	Mexico	Century 21 Real Estate LLC	117467	420316
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247361	524430
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247362	549869
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247363	546079
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247364	524431
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247365	524432
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247367	612100
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247368	524433
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119468	410948
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119469	410949
SIGLO 21	Mexico	Century 21 Real Estate LLC	52725	507194
SIGLO 21	Mexico	Century 21 Real Estate LLC	117454	841573
SIGLO 21	Mexico	Century 21 Real Estate LLC	117465	659818
SIGLO 21	Mexico	Century 21 Real Estate LLC	117472	1140607
SIGLO 21	Mexico	Century 21 Real Estate LLC	117474	436004
CENTURION	Monaco	Century 21 Real Estate LLC	14083	2R01-22851
CENTURY 21	Monaco	Century 21 Real Estate LLC	11316	2R97.17947

CENTURY 21	Monaco	Century 21 Real Estate LLC	13115	0.21138
CENTURY 21 & New House Design	Monaco	Century 21 Real Estate LLC	26756	6.25281
CENTURY 21 & Sign & Post Design	Monaco	Century 21 Real Estate LLC	14180	2R92.14147
CENTURY 21 & Sign Design	Monaco	Century 21 Real Estate LLC	14179	2R92.14146
SIECLE 21	Monaco	Century 21 Real Estate LLC	13114	0.21137
CENTURY 21	Montenegro	Century 21 Real Estate LLC	Z-1284/2000	46528
CENTURY 21 & New House Design	Montenegro	Century 21 Real Estate LLC	Z-800/2006	53318
CENTURY 21	Montserrat	Century 21 Real Estate LLC	1432	1432
CENTURY 21	Morocco	Century 21 Real Estate LLC	75533	75533
CENTURY 21 & New House Design	Morocco	Century 21 Real Estate LLC	75534	75534
CENTURY 21	Mozambique	Century 21 Real Estate LLC	12675/2007
CENTURION	New Zealand	Century 21 Real Estate LLC	211267	211267
CENTURION	New Zealand	Century 21 Real Estate LLC	211268	211268
CENTURY 21	New Zealand	Century 21 Real Estate LLC	113348	113348
CENTURY 21	New Zealand	Century 21 Real Estate LLC	182993	182993
CENTURY 21	New Zealand	Century 21 Real Estate LLC	192823	192823
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate LLC	204877	204877
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate LLC	204878	204878
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate LLC	209832	209832
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate LLC	209833	209833
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate LLC	209834	209834
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate LLC	209835	209835
CENTURY 21	Nicaragua	Century 21 Real Estate LLC	4327	20120
CENTURY 21	Nicaragua	Century 21 Real Estate LLC	4419	20151
CENTURY 21 & New House Design	Nicaragua	Century 21 Real Estate Corp	98-01044	38878 CC
CENTURY 21 & New House Design	Nicaragua	Century 21 Real Estate LLC	2001/00773	51219 CC

SIGLO 21	Nicaragua	Century 21 Real Estate LLC	98-01046	38889 CC
CENTURY 21	Nigeria	Century 21 Real Estate LLC	TP 6465	55325
CENTURY 21	Nigeria	Century 21 Real Estate LLC	13453
CENTURY 21	Nigeria	Century 21 Real Estate LLC	13455
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	TP 6466	55326
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	13452	91656
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	13454
ARHUNDRE 21	Norway	Century 21 Real Estate LLC	905034	153820
CENTURY 21	Norway	Century 21 Real Estate LLC	123490	102752
CENTURY 21 & New House Design	Norway	Century 21 Real Estate LLC	906024	152873
CENTURY 21	Oman	Century 21 Real Estate LLC	3373	3373
CENTURY 21	Oman	Century 21 Real Estate LLC	3374	3374
CENTURY 21	Oman	Century 21 Real Estate LLC	63962	63962
CENTURY 21	Oman	Century 21 Real Estate LLC	63963	63963
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	5144	5144
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	5145	5145
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	63964	63964
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	63965	63965
CENTURY 21	Pakistan	Century 21 Real Estate Corp	103018	103018
CENTURY 21	Pakistan	Century 21 Real Estate Corp	201865
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp	109017	109017
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp	201864	201864
CENTURY 21	Panama	Century 21 Real Estate LLC	46721	46721
CENTURY 21	Panama	Century 21 Real Estate LLC	46733	46733
CENTURY 21 & New House Design	Panama	Century 21 Real Estate LLC	64716	64716
CENTURY 21 & New House Design	Panama	Century 21 Real Estate LLC	64717	64717

CENTURY 21 & Sign & Post Design	Panama	Century 21 Real Estate LLC	64835	64835
SIGLO 21	Panama	Century 21 Real Estate LLC	92979	92979
CENTURION	Papua New Guinea	Century 21 Real Estate LLC	58137	58137
CENTURION	Papua New Guinea	Century 21 Real Estate LLC	58138	58138
CENTURY 21	Papua New Guinea	Century 21 Real Estate LLC	56203	56203
CENTURY 21	Papua New Guinea	Century 21 Real Estate LLC	56204	56204
CENTURY 21 & New House Design	Papua New Guinea	Century 21 Real Estate LLC	56525	56525
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate LLC	56956	56956
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate LLC	57047	57047
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate LLC	56955	56955
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate LLC	57046	57046
VIP	Papua New Guinea	Century 21 Real Estate Corp	58136	58136
CENTURY 21	Paraguay	Century 21 Real Estate LLC	6295	291160
CENTURY 21	Paraguay	Century 21 Real Estate LLC	6296	291159
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	6293	291066
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	6294	291065
SIGLO 21	Paraguay	Century 21 Real Estate LLC	8978	324715
CENTURY 21	Peru	Century 21 Real Estate LLC	60156	47487
CENTURY 21	Peru	Century 21 Real Estate LLC	60161	15048
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60159	15047
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60160	47813
SIGLO 21	Peru	Century 21 Real Estate LLC	164356	32792
CENTURY 21	Philippines	Century 21 Real Estate LLC	4-2008-003528	4-2008-003528
CENTURY 21 & New House Design	Philippines	Century 21 Real Estate LLC	4-1997-120725	4-1997-120725
CENTURY 21	Poland	Century 21 Real Estate LLC	Z-237717	158490
CENTURY 21	Poland	Century 21 Real Estate LLC	89660	68493

CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	Z-237716	158489
CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	117091	83480
CENTURY 21	Portugal	Century 21 Real Estate LLC	190308	190308
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270646	270646
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270647	270647
SECULO 21	Portugal	Century 21 Real Estate LLC	261233	261233
SECULO 21	Portugal	Century 21 Real Estate LLC	261234	261234
CENTURY 21	Puerto Rico	Century 21 Real Estate Corp		45171
CENTURY 21 & New House Design	Puerto Rico	Century 21 Real Estate Corp		45172
CENTURY 21 & Sign & Post Design	Puerto Rico	Century 21 Real Estate Corp		7935
CENTURY 21	Qatar	Century 21 Real Estate LLC	21058	21058
CENTURY 21	Qatar	Century 21 Real Estate LLC	21059	21059
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21060	21060
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21061	21061
CENTURY 21	Romania	Century 21 Real Estate LLC	22820	16676
CENTURY 21 & New House Design	Romania	Century 21 Real Estate LLC	200607307	92058
21-Century.ru	Russian Federation	Century 21 Real Estate LLC
BEK 21 & Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006722911	359650
CENTURY 21	Russian Federation	Century 21 Real Estate LLC	113589	88734
CENTURY 21 & New House Design	Russian Federation	Century 21 Real Estate LLC	92010718	123932
CENTURY 21 & New House Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712394	335154
CENTURY 21 (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712393	335961
CENTURY 21 COMMERCIAL & Design	Russian Federation	Century 21 Real Estate LLC	2007724685	342552
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2007724687	342553
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Russian Federation	Century 21 Real Estate LLC	2007724684	342317

CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2007724686	342318
Century21.ru	Russian Federation	Century 21 Real Estate LLC
CENTURY 21	Saudi Arabia	Century 21 Real Estate LLC	2808	83/17
CENTURY 21	Saudi Arabia	Century 21 Real Estate LLC	136353	1124/3
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12952	241/14
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12953	241/15
CENTURY 21	Serbia	Century 21 Real Estate LLC	Z-1284/2000	46528
CENTURY 21 & New House Design	Serbia	Century 21 Real Estate LLC	Z-800/2006	53318
CENTURION	Singapore	Century 21 Real Estate LLC	6349	6349
CENTURION	Singapore	Century 21 Real Estate LLC	6350	6350
CENTURY 21	Singapore	Century 21 Real Estate LLC	1426	T9101426H
CENTURY 21	Singapore	Century 21 Real Estate LLC	75995	T75995F
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	1427	T9101427F
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	8106	T9008106I
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2378	T9102378Z
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2380	T9102380A
CENTURY 21 & Sign Design	Singapore	Century 21 Real Estate LLC	2379	T9102379H
CENTURY 21 & Sign Design (in series)	Singapore	Century 21 Real Estate LLC	15210I	15210I
CENTURY 21	Slovakia	Century 21 Real Estate LLC	170452	170452
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5357	75/5357
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5356	75/5356
CENTURY 21	South Africa	Century 21 Real Estate LLC	91/4114	91/4114
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0141	91/0141
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0140	91/0140
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700535	200700535

CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700536	200700536
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700537	200700537
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700538	200700538
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700539	200700539
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700540	200700540
century21.co.za	South Africa	Century 21 Real Estate LLC
century21webauctions.co.za	South Africa	Century 21 Real Estate LLC
CENTURY 21	Spain	Century 21 Real Estate LLC	800432	800432
CENTURY 21	Spain	Century 21 Real Estate LLC	1946791	1946791
CENTURY 21	Spain	Century 21 Real Estate LLC	1946792	1946792
CENTURY 21 & New House Design	Spain	Century 21 Real Estate LLC	1594972	1594972
CENTURY 21 & New House Design	Spain	Century 21 Real Estate LLC	1594973	1594973
CENTURY 21 BAHIA	Spain	Century 21 Real Estate LLC	2641550	2641550
VEINTE & UNO INMOBILIARIA	Spain	Century 21 Real Estate LLC	2042000	2042000
CENTURY 21	Sri Lanka	Century 21 Real Estate Corp	71860	71860
CENTURY 21 & New House Design	Sri Lanka	Century 21 Real Estate Corp	71861	71861
CENTURY 21	St. Lucia	Century 21 Real Estate LLC	2007/260	260
CENTURY 21	St. Lucia	Century 21 Real Estate LLC	2007/258	258
CENTURY 21 & New House Design	St. Lucia	Century 21 Real Estate LLC	104/91	104/91
CENTURY 21 & New House Design	St. Lucia	Century 21 Real Estate LLC	2007/259	259
CENTURY 21	St. Maarten	Century 21 Real Estate LLC	D-600644	12451
CENTURY 21 & New House Design	St. Maarten	Century 21 Real Estate LLC	D-300531	10146
CENTURY 21 & New House Design	St. Maarten	Century 21 Real Estate LLC	16277	1028
CENTURY 21	St. Vincent and the Grenadines	Century 21 Real Estate LLC		3 of 1998

CENTURY 21 & New House Design	St. Vincent and the Grenadines	Century 21 Real Estate LLC		4 of 1998
CENTURY 21	Suriname	Century 21 Real Estate LLC	16558	16558
CENTURY 21 & New House Design	Suriname	Century 21 Real Estate LLC	15910	15910
ARHUNDRADE 21	Sweden	Century 21 Real Estate LLC	90-2278	242489
CENTURY 21	Sweden	Century 21 Real Estate LLC	75-4254	156766
CENTURY 21 & New House Design	Sweden	Century 21 Real Estate LLC	91-00141	236989
SEKEL 21	Sweden	Century 21 Real Estate LLC	90-2277	242488
CENTURION	Switzerland	Century 21 Real Estate LLC	4879/1991.6	396770
CENTURY 21	Switzerland	Century 21 Real Estate LLC	1621/1993.0	405633
CENTURY 21	Switzerland	Century 21 Real Estate LLC	4254/75	279690
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	134/1991.2	390456
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	1622/1993.1	405850
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	58244/2010	603724
CENTURY 21 & New House Design in Rectangle	Switzerland	Century 21 Real Estate LLC	1713/1991.1	388098
CENTURY 21 & Sign & Post Design	Switzerland	Century 21 Real Estate LLC	1714/1991.3	388099
JAHRHUNDERT 21	Switzerland	Century 21 Real Estate LLC	6744/1990.8	391692
JAHRHUNDERT 21	Switzerland	Century 21 Real Estate LLC	55062/2010	605888
SECOLO 21	Switzerland	Century 21 Real Estate LLC	6745/1990.0	391693
SECOLO 21	Switzerland	Century 21 Real Estate LLC	55066/2010	605889
SIECLE 21	Switzerland	Century 21 Real Estate LLC	55065/2010	605890
SIECLE 21	Switzerland	Century 21 Real Estate LLC	379729	379729
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037517	75126
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037515	73356
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037514	678042
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043311	675135
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043310	675129

CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2073	18204
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2072	17933
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2071	300696
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037508	75131
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037506	72852
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037505	678086
CENTURY 21 & New House Design (with Chinese)	Taiwan	Century 21 Real Estate LLC	82-005443	66001
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037513	75133
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037512	72854
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037511	678088
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037510	75132
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037508	678087
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-035709	72853
CENTURY 21 (in Chinese)	Taiwan	Century 21 Real Estate LLC	82-005441	65970
CENTURY 21 FINE HOMES & ESTATES	Taiwan	Century 21 Real Estate LLC	97012157	1361382
CENTURY 21 FINE HOMES & ESTATES & New Gate Design 2008	Taiwan	Century 21 Real Estate LLC	97012158	1361383
CENTURY 21 FINE HOMES & ESTATES & New Gate Design 2008 in Chinese	Taiwan	Century 21 Real Estate LLC	97019804	1361429
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040886	104270
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040885	104269
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040884	104268
CENTURY 21	Tanganyika	Century 21 Real Estate LLC	20794	20794
CENTURY 21 & New House Design	Tanganyika	Century 21 Real Estate LLC	20800	20800
CENTURY 21	Tangier	Century 21 Real Estate LLC	18559	18559
CENTURY 21 & Design	Tangier	Century 21 Real Estate LLC	18560	18560
CENTURY 21	Thailand	Century 21 Real Estate LLC	225528	BOR 238

CENTURY 21	Thailand	Century 21 Real Estate LLC	381964	Khor121654
CENTURY 21 & Design	Thailand	Century 21 Real Estate LLC	225529	BOR 237
CENTURY 21 & New House Design	Thailand	Century 21 Real Estate LLC	438249	Khor130034
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24404	24404
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24405	24405
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	19582	19582
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24402	24402
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24403	24403
CENTURY 21	Tunisia	Century 21 Real Estate LLC	EE082993	EE082993
CENTURY 21	Tunisia	Century 21 Real Estate LLC	EE00.2178	EE00.2178
CENTURY 21 & New House Design	Tunisia	Century 21 Real Estate LLC	EE00.2179	EE00.2179
CENTURY 21 & New Pitched Roof House Design	Tunisia	Century 21 Real Estate LLC	EE082994	EE082994
CENTURY 21	Turkey	Century 21 Real Estate LLC	1897	176890
CENTURY 21	Turkey	Century 21 Real Estate LLC	14216	112956
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	1898	169560
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	55782	130768
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	10564	10564
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	12406	12406
CENTURY 21 & New House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	11179	11179
CENTURY 21 & New House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	12407	12407
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate LLC	15143	15143
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate LLC	15144	15144
BEK 21	Ukraine	Century 21 Real Estate LLC	200612009	91129
BEK 21 & Design	Ukraine	Century 21 Real Estate LLC	200612008	91130
CENTURY 21	Ukraine	Century 21 Real Estate LLC	200516000	82406

CENTURY 21 & New House Design	Ukraine	Century 21 Real Estate LLC	200515998	79671
CENTURY 21 & New House Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	200606808	88523
CENTURY 21 & New House Design (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606802	85723
CENTURY 21 (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	200606809	88524
CENTURY 21 (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606804	85724
CENTURY 21 COMMERCIAL & Design	Ukraine	Century 21 Real Estate LLC	M200713312	98001
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	M200713316	98003
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Ukraine	Century 21 Real Estate LLC	M200713311	98000
CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	M200713314	98002
CENTURY 21	United Arab Emirates	Century 21 Real Estate LLC	30183	22616
CENTURY 21	United Arab Emirates	Century 21 Real Estate LLC	37513	28176
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate LLC	37514	30595
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate LLC	37515	28189
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469923	1469923
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469924	1469924
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1062225	1062225
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274764	1274764
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274765	1274765
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274766	1274766
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453968	1453968
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453969	1453969
CENTURY 21 & Sign & Post Design	United Kingdom	Century 21 Real Estate LLC	1459099	B1459099
CENTURY 21 & Sign Design	United Kingdom	Century 21 Real Estate LLC	1459101	B1459101
SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2161639	2161639

SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2173509	2173509
1-800-4-HOUSES	United States	Century 21 Real Estate LLC	74469574	2376323
21 ONLINE & Design	United States	Century 21 Real Estate LLC	75099281	2113555
21ST CENTURY	United States	Century 21 Real Estate LLC	75436943	2300743
21ST CENTURY	United States	Century 21 Real Estate LLC	78565509	3116448
21ST CENTURY CASUALTY	United States	Century 21 Real Estate LLC	78565519	3055063
21ST CENTURY CASUALTY & Design	United States	Century 21 Real Estate LLC	75721880	2700705
21ST CENTURY INSURANCE	United States	Century 21 Real Estate LLC	78565505	3106265
21ST CENTURY INSURANCE & Design	United States	Century 21 Real Estate LLC	75721881	3298401
21ST CENTURY INSURANCE & Design	United States	Century 21 Real Estate LLC	76181517	3060562
21ST CENTURY NEWS	United States	Century 21 Real Estate LLC	76279430	2685577
AD/PAC	United States	Century 21 Real Estate LLC	73260228	1212383
AGENTS OF CHANGE	United States	Century 21 Real Estate LLC	78815003	3270259
AT HOME WITH CENTURY 21	United States	Century 21 Real Estate LLC	78195146	2960793
BUYER SERVICE PLEDGE	United States	Century 21 Real Estate LLC	74122856	1812377
C21	United States	Century 21 Real Estate LLC	78427047	2933408
C-21	United States	Century 21 Real Estate LLC	73368407	1268185
C21 TALK RADIO	United States	Century 21 Real Estate LLC	77721724	3711934
C21 TALK RADIO FOR THE REAL WORLD	United States	Century 21 Real Estate LLC	78061343	2809296
CENTURION	United States	Century 21 Real Estate LLC	73754544	1563740
CENTURION	United States	Century 21 Real Estate LLC	73754545	1553298
CENTURION & Design	United States	Century 21 Real Estate LLC	73754547	1563741
CENTURION Design	United States	Century 21 Real Estate LLC	73754543	1553297
CENTURION HONOR SOCIETY	United States	Century 21 Real Estate LLC	78302129	2981964
CENTURY 21	United States	Century 21 Real Estate LLC	73072695	1063488
CENTURY 21	United States	Century 21 Real Estate LLC	73133892	1085039

CENTURY 21	United States	Century 21 Real Estate LLC	73421810	1304095
CENTURY 21	United States	Century 21 Real Estate LLC	73608730	1429531
CENTURY 21	United States	Century 21 Real Estate LLC	75071763	2178970
CENTURY 21	United States	Century 21 Real Estate LLC	76279429	2662159
CENTURY 21	United States	Century 21 Real Estate LLC	78008646	2762774
CENTURY 21 & Jacket Design	United States	Century 21 Real Estate LLC	73774121	1631850
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	73133894	1085040
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	73138501	1104464
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	74142432	1771535
CENTURY 21 & Sign & Post Design	United States	Century 21 Real Estate LLC	73262350	1263774
CENTURY 21 & Sign Design	United States	Century 21 Real Estate LLC	73783422	1576475
CENTURY 21 & Sign Design	United States	Century 21 Real Estate LLC	74631924	2027670
CENTURY 21 (New House Design with Floor)	United States	Century 21 Real Estate LLC	78852446	3219883
CENTURY 21 (New House Design)	United States	Century 21 Real Estate LLC	78852448	3219884
CENTURY 21 BUILDER CONNECTIONS & Design	United States	Century 21 Real Estate LLC	75906666	2656899
CENTURY 21 COMMERCIAL	United States	Century 21 Real Estate LLC	78827023	3219828
CENTURY 21 COMMERCIAL & Design	United States	Century 21 Real Estate LLC	75193702	2158319
CENTURY 21 COMMERCIAL & Design	United States	Century 21 Real Estate LLC	78815005	3253260
CENTURY 21 CONNECTIONS	United States	Century 21 Real Estate LLC	77941480	3841423
CENTURY 21 FINE HOMES & ESTATES	United States	Century 21 Real Estate LLC	76581393	3007069
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	United States	Century 21 Real Estate LLC	78785304	3154137
CENTURY 21 FINE HOMES & ESTATES & Old Gate Design	United States	Century 21 Real Estate LLC	78011431	2612738
CENTURY 21 GLOBAL REFERRAL NETWORK & Design	United States	Century 21 Real Estate LLC	78047046	2725830

CENTURY 21 HOME PROTECTION PLAN	United States	Century 21 Real Estate LLC	73241780	1161341
CENTURY 21 LEARNING SYSTEM	United States	Century 21 Real Estate LLC	78051378	2585459
CENTURY 21 MATURE MOVES	United States	Century 21 Real Estate LLC	78032288	2633322
CENTURY 21 MATURE MOVES & Design	United States	Century 21 Real Estate LLC	78036319	2633331
CENTURY 21 MORTGAGE	United States	Century 21 Real Estate LLC	78051978	2615437
CENTURY 21 MORTGAGE & Design	United States	Century 21 Real Estate LLC	73421809	1307407
CENTURY 21 NEW CONSTRUCTION	United States	Century 21 Real Estate LLC	78827028	3219829
CENTURY 21 NEW CONSTRUCTION & Design	United States	Century 21 Real Estate LLC	78816057	3219808
CENTURY 21 RECREATIONAL PROPERTIES	United States	Century 21 Real Estate LLC	78827022	3219827
CENTURY 21 RECREATIONAL PROPERTIES & Design	United States	Century 21 Real Estate LLC	74536797	1950262
CENTURY 21 STAR	United States	Century 21 Real Estate LLC	73763539	1551266
CENTURY 21 THE GOLD STANDARD & New House Design	United States	Century 21 Real Estate LLC
CLS CENTURY 21 LEARNING SYSTEM & Design	United States	Century 21 Real Estate LLC	78029441	2720034
CONNECT 2 THE 1	United States	Century 21 Real Estate LLC	77923672	3952001
CREATE 21	United States	Century 21 Real Estate LLC	78021324	2622290
eGreetings	United States	TM ACQUISITION CORP.
GOLD MEDALLION	United States	Century 21 Real Estate LLC	74090919	1747396
GOLD MEDALLION	United States	Century 21 Real Estate LLC	74090920	1681402
HOME BUYER'S KIT	United States	Century 21 Real Estate LLC	73735836	1594520
NEW CENTURY TITLE COMPANY	United States	Century 21 Real Estate LLC	75485913	2983399
OPERATION ORBIT	United States	Century 21 Real Estate LLC	74040345	1662428
ORBIT	United States	Century 21 Real Estate LLC	74401367	1835425
PROFESIONALES, REALIZANDO TU SUENO	United States	Century 21 Real Estate LLC	78908678	3229740
PUT NUMBER 1 TO WORK FOR YOU	United States	Century 21 Real Estate LLC	73494432	1367039

Q (stylized)	United States	Century 21 Real Estate LLC	76282440	2614917
Q.S.P.D.	United States	Century 21 Real Estate LLC	74128727	1711604
QUALITY SERVICE IN EVERY CUSTOMER CONTACT PROFITABLE DOMINANCE IN THE PRIMARY MARKETPLACE	United States	Century 21 Real Estate LLC	74128781	1713518
REAL ESTATE FOR THE REAL WORLD	United States	Century 21 Real Estate LLC	75614226	2398595
REAL ESTATE FOR YOUR WORLD	United States	Century 21 Real Estate LLC	78226832	2815094
SELLER SERVICE PLEDGE	United States	Century 21 Real Estate LLC	74122857	1750374
SYSTEM 21	United States	Century 21 Real Estate LLC	78605777	3424137
THE GOLDEN RULER	United States	Century 21 Real Estate LLC	77864709	3920844
THE REAL ESTATE INVESTMENT JOURNAL	United States	Century 21 Real Estate LLC	73158117	1153864
VIP	United States	Century 21 Real Estate LLC	73165161	1151216
VIRTUAL SOLUTION SERIES	United States	Century 21 Real Estate LLC	76429198	2807918
WEEKLY WIRE	United States	Century 21 Real Estate LLC
WEEKLY WIRE	United States	Century 21 Real Estate LLC	75301778	2207667
WE'RE THE NEIGHBORHOOD PROFESSIONALS	United States	Century 21 Real Estate LLC	73735838	1526116
CENTURY 21	Uruguay	Century 21 Real Estate LLC	294114	294114
CENTURY 21	Uruguay	Century 21 Real Estate LLC	315904	403039
CENTURY 21 & New House Design	Uruguay	Century 21 Real Estate LLC	240868	354160
SIGLO 21	Uruguay	Century 21 Real Estate LLC	302.999	394986
CENTURY 21 & New House Design	Venezuela	Century 21 Real Estate Corp	13080-97	12130
CENTURY 21 (CENTURIA 21)	Venezuela	Century 21 Real Estate Corp	343-94	2667
SIGLO 21	Venezuela	Century 21 Real Estate LLC	11405-2011
SIGLO 21	Venezuela	Century 21 Real Estate Corp	10993-98
SIGLO 21 BIENES RAICES & Design	Venezuela	Century 21 Real Estate Corp	1535-98	13019
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	29 552	24819

CENTURY 21	Viet Nam	Century 21 Real Estate LLC	4 2001 00266	40746
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	4 2010 15665
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	29 553	24820
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	4 2001 00267	40747
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	4 2010 15664
CENTURY 21	Virgin Islands (British)	Century 21 Real Estate LLC		1822
CENTURY 21 & New House Design	Virgin Islands (British)	Century 21 Real Estate LLC		1823
CENTURY 21	West Bank	Century 21 Real Estate LLC	5937	5937
CENTURY 21 & New House Design	West Bank	Century 21 Real Estate LLC	5935	5935
CENTURY 21 (in Arabic)	West Bank	Century 21 Real Estate LLC	5936	5936
CENTURY 21	Zanzibar	Century 21 Real Estate LLC	70/89	92/93
CENTURY 21 & New House Design	Zanzibar	Century 21 Real Estate LLC	142/90	182/93

ERA Franchise Systems LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Albania	ERA Franchise Systems LLC	AL-M-05-00413	10841
ERA & New House Design	Albania	ERA Franchise Systems LLC	AL-M-05-00415	10843
ERA	Algeria	ERA Franchise Systems Inc	051197	069735
ERA & New House Design (black on white)	Algeria	ERA Franchise Systems Inc	051198	069736
ERA	Andorra	ERA Franchise Systems Inc	20920	22553
ERA & New House Design (black on white)	Andorra	ERA Franchise Systems Inc	20921	22557
ERA & New House Design (color)	Andorra	ERA Franchise Systems Inc	20932	22635
ERA	Angola	ERA Franchise Systems LLC	28.218
ERA	Angola	ERA Franchise Systems LLC	28.219
ERA & New House Design	Angola	ERA Franchise Systems LLC	28.216
ERA & New House Design	Angola	ERA Franchise Systems LLC	28.217

ERA & New House Design (series of 3)	Anguilla	ERA Franchise Systems Inc	3012	3012
ERA	Antigua and Barbuda	ERA Franchise Systems LLC	1978	1978
ERA & New House Design (series of 3)	Antigua and Barbuda	ERA Franchise Systems LLC	1981	1981
ERA	Argentina	ERA Franchise Systems LLC	2730940	2259534
ERA	Argentina	ERA Franchise Systems LLC	2730941	2259559
ERA & New House Design	Argentina	ERA Franchise Systems LLC	2730942	2259537
ERA & New House Design	Argentina	ERA Franchise Systems LLC	2730943	2259556
ERA	Aruba	ERA Franchise Systems LLC	IM980420.28	19134
ERA & New House Design	Aruba	ERA Franchise Systems LLC	IM980420.27	19133
ERA	Australia	ERA Franchise Systems Inc	389378	389378
ERA	Australia	ERA Franchise Systems Inc	613949	613949
ERA	Australia	ERA Franchise Systems Inc	614060	614060
ERA & New House Design (series of 2)	Australia	ERA Franchise Systems Inc	734308	734308
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc	389379	389379
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc	614146	614146
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc	614147	614147
TEAM ERA	Australia	ERA Franchise Systems Inc	613952	613952
TEAM ERA	Australia	ERA Franchise Systems Inc	613953	613953
ERA & New House Design	Austria	ERA Franchise Systems Inc	4684/97	172178
ERA	Azerbaijan	ERA Franchise Systems LLC	20081822	2010 0372
ERA & New House Design	Azerbaijan	ERA Franchise Systems LLC	20081821	20100371
ERA	Bahamas	ERA Franchise Systems Inc	20611	20611
ERA & New House Design	Bahamas	ERA Franchise Systems Inc	20596	20596
ERA	Bahrain	ERA Franchise Systems Inc	42829	42829
ERA	Bahrain	ERA Franchise Systems Inc	42830	42830
ERA & New House Design (color)	Bahrain	ERA Franchise Systems Inc	42831	42831
ERA & New House Design (color)	Bahrain	ERA Franchise Systems Inc	42832	42832
ERA	Barbados	ERA Franchise Systems LLC	NA	81/13157
ERA	Barbados	ERA Franchise Systems LLC	NA	81/13156
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems LLC	NA	81/13154
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems LLC	NA	81/13155
ERA	Belize	ERA Franchise Systems LLC	3175.05	3175.05
ERA & New House Design (black on white)	Belize	ERA Franchise Systems Inc	3174.05	3174.05
AMSTERDAM ERA MAKELAARS	Benelux	ERA Franchise Systems Inc	1109584	799660

ERA & New House Design (white on black)	Benelux	ERA Franchise Systems Inc	888757	607767
ERA & Sign & Post Design	Benelux	ERA Franchise Systems Inc	618741	618741
ERA AMSTERDAM	Benelux	ERA Franchise Systems Inc	1109585	799661
ERA MAKELAAR OPEN HUIZEN ROUTE & Design	Benelux	ERA Franchise Systems Inc	1067707	766494
ERA MAKELAARS AMSTERDAM	Benelux	ERA Franchise Systems Inc	1109265	811386
ERA	Bermuda	ERA Franchise Systems LLC	34365	34365
ERA	Bermuda	ERA Franchise Systems LLC	48873	48873
ERA	Bermuda	ERA Franchise Systems LLC	48874	48874
ERA & New House Design	Bermuda	ERA Franchise Systems LLC	48875	48875
ERA & New House Design	Bermuda	ERA Franchise Systems LLC	48876	48876
ERA & New House Design (black on white)	Bermuda	ERA Franchise Systems LLC	34366	34366
ERA	BES Islands	ERA Franchise Systems LLC	1647
ERA	BES Islands	ERA Franchise Systems LLC	1648
ERA & New House Design	BES Islands	ERA Franchise Systems LLC	1624
ERA & New House Design	BES Islands	ERA Franchise Systems LLC	1625
ERA	Bolivia	ERA Franchise Systems LLC	2728-2009	126244
ERA	Bolivia	ERA Franchise Systems LLC	2729-2009	126245
ERA & New House Design	Bolivia	ERA Franchise Systems LLC	2730-2009	126397
ERA & New House Design	Bolivia	ERA Franchise Systems LLC	2731-2009	126398
ERA	Bosnia and Herzegovina	ERA Franchise Systems LLC	BAZ059324A	BAZ059324
ERA & New House Design	Bosnia and Herzegovina	ERA Franchise Systems LLC	BAZ059323A	BAZ059323
ERA	Brazil	ERA Franchise Systems LLC	830172475
ERA	Brazil	ERA Franchise Systems LLC	830176411
ERA & New House Design	Brazil	ERA Franchise Systems LLC	830172521
ERA & New House Design	Brazil	ERA Franchise Systems LLC	830176403
ERA & Old House Design	Brazil	ERA Franchise Systems LLC	819488011	819488011
ERA & New House Design (black on white)	Brunei Darussalam	ERA Franchise Systems Inc	BRU/28160	25588
ERA	Bulgaria	ERA Franchise Systems Inc	82714	74639
ERA & New House Design (black on white)	Bulgaria	ERA Franchise Systems Inc	82715	74770
ERA & New House Design (color)	Bulgaria	ERA Franchise Systems Inc	82716	74711
ERA	Cambodia	ERA Franchise Systems LLC	13156	12854
ERA	Cambodia	ERA Franchise Systems LLC	13157	12855
ERA & New House Design	Cambodia	ERA Franchise Systems LLC	12606	12665
ERA & New House Design	Cambodia	ERA Franchise Systems LLC	12607	12666
ERA	Canada	ERA Franchise Systems LLC	502174	297534
ERA	Canada	ERA Franchise Systems LLC	505554	289140

ERA & New House Design	Canada	ERA Franchise Systems LLC	1500588	806678
ERA & Old House, Circle Design	Canada	ERA Franchise Systems LLC	505555	296842
ERA	Cayman Islands	ERA Franchise Systems LLC		1584675
ERA & New House Design (series of 3)	Cayman Islands	ERA Franchise Systems LLC		2132336
ERA	Chile	ERA Franchise Systems LLC	872770
ERA	Chile	ERA Franchise Systems LLC	872771
ERA & New House Design	Chile	ERA Franchise Systems LLC	871841
ERA & New House Design	Chile	ERA Franchise Systems LLC	871842	939767
ERA	China (People's Republic)	ERA Franchise Systems LLC	4980368
ERA	China (People's Republic)	ERA Franchise Systems LLC	9900119491	1512620
ERA & New House Design (black on white)	China (People's Republic)	ERA Franchise Systems LLC	9900119489	1512612
ERA (new house design)	China (People's Republic)	ERA Franchise Systems LLC	9900119490	1487627
ERA	Colombia	ERA Franchise Systems LLC	01 00174	285870
ERA	Colombia	ERA Franchise Systems LLC	95 41908	287103
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems LLC	98 0511	275576
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems LLC	98 22226	275305
ERA & Old House, Circle Design	Colombia	ERA Franchise Systems Inc	95 41907	292845
ERA	Costa Rica	ERA Franchise Systems LLC	2010-9136
ERA	Costa Rica	ERA Franchise Systems LLC	80449	80449
ERA	Costa Rica	ERA Franchise Systems LLC	80451	80451
ERA & New House Design	Costa Rica	ERA Franchise Systems LLC	2010-9139	208316
ERA & New House Design	Costa Rica	ERA Franchise Systems LLC	2010-9140
ERA REAL ESTATE & New House Design (in color)	Costa Rica	ERA Franchise Systems LLC	2002-006229	138005
ERA	Croatia	ERA Franchise Systems Inc	20051765	20051765
ERA & New House Design	Croatia	ERA Franchise Systems Inc	20051766	20051766
ERA	Curacao	ERA Franchise Systems Inc	800121	13348
ERA	Curacao	ERA Franchise Systems LLC	800162	13356
ERA & New House Design	Curacao	ERA Franchise Systems Inc	800122	13349
ERA & New House Design	Curacao	ERA Franchise Systems LLC	800163	13357
ERA & New House Design	Czech Republic	ERA Franchise Systems LLC	145439	227727
ERA	Denmark	ERA Franchise Systems LLC	01389/98	2000 0031
ERA & New House Design	Denmark	ERA Franchise Systems LLC	01390/98	2000 0032
ERA	Dominica	ERA Franchise Systems Inc	99181888	93/98
ERA & New House Design	Dominica	ERA Franchise Systems Inc	99181887	92/98
ERA	Dominican Republic	ERA Franchise Systems LLC		98235

ERA	Dominican Republic	ERA Franchise Systems LLC	98036562	99422
ERA & New House Design	Dominican Republic	ERA Franchise Systems LLC	98036563	99417
ERA (and design)	Dominican Republic	ERA Franchise Systems LLC		98236
ERA	Ecuador	ERA Franchise Systems Inc	58777	30597
ERA	Ecuador	ERA Franchise Systems Inc	58780	30697
ERA & New House Design	Ecuador	ERA Franchise Systems Inc	180790	2814-07
ERA & New House Design	Ecuador	ERA Franchise Systems Inc	180791	2815-07
ERA & Old House Design	Ecuador	ERA Franchise Systems Inc	58776	30497
ERA & Old House Design	Ecuador	ERA Franchise Systems Inc	58779	1231
ERA	Egypt	ERA Franchise Systems Inc	161968	161968
ERA	Egypt	ERA Franchise Systems Inc	161969	161969
ERA & New House Design	Egypt	ERA Franchise Systems Inc	161970	161970
ERA & New House Design	Egypt	ERA Franchise Systems Inc	161971	161971
ERA	El Salvador	ERA Franchise Systems Inc	20050065387	216 Book 54
ERA	El Salvador	ERA Franchise Systems Inc	20050065390	94 Book 52
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems Inc	20050065383	220 Book 54
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems Inc	20050065384	87 Book 52
ERA	European Community	ERA Franchise Systems LLC	4575379	4575379
ERA	European Community	ERA Franchise Systems LLC	538421	538421
ERA & New House Design (color)	European Community	ERA Franchise Systems LLC	4575361	4575361
ERA & New House Design (white on black)	European Community	ERA Franchise Systems LLC	782995	782995
ERA	Finland	ERA Franchise Systems LLC	T199800268	219819
ERA	Finland	ERA Franchise Systems LLC	T201002132	253333
ERA & New House Design	Finland	ERA Franchise Systems LLC	T199800269	219820
ERA & New House Design	Finland	ERA Franchise Systems LLC	T201002133	253173
ERA & New House Design (black on white)	France	ERA Franchise Systems Inc	97686901	97686901
ERA & New House Design (color)	France	ERA Franchise Systems Inc	97686900	97686900
ERA & New House Design (white on black)	France	ERA Franchise Systems Inc	97667132	97667132
ERA & New House Design	Germany	ERA Franchise Systems Inc	39721035.3	39721035
ERA	Ghana	ERA Franchise Systems LLC
ERA	Ghana	ERA Franchise Systems LLC	001998/2008
ERA & New House Design	Ghana	ERA Franchise Systems LLC	001997/2008
ERA & New House Design	Ghana	ERA Franchise Systems LLC	002235/2008
ERA	Gibraltar	ERA Franchise Systems LLC	9332	9332

ERA & New House Design (series of 3)	Gibraltar	ERA Franchise Systems LLC	9331	9331
ERA	Greece	ERA Franchise Systems LLC	136042	136042/98
ERA & New House Design	Greece	ERA Franchise Systems LLC	136043	136043/98
ERA	Grenada	ERA Franchise Systems Inc	87/1998	87/1998
ERA & New House Design (in series)	Grenada	ERA Franchise Systems Inc	88/1998	88/1998
ERA	Guatemala	ERA Franchise Systems LLC		6345
ERA	Guatemala	ERA Franchise Systems LLC	4150	141018
ERA	Guatemala	ERA Franchise Systems LLC	6145	167924
ERA & New House Design	Guatemala	ERA Franchise Systems LLC	6146	167920
ERA & New House Design (black on white)	Guatemala	ERA Franchise Systems LLC	4149	140849
ERA	Guyana	ERA Franchise Systems LLC	23370A
ERA & New House Design	Guyana	ERA Franchise Systems LLC	23334A
ERA	Haiti	ERA Franchise Systems LLC	371-T	388 Reg. 162
ERA	Haiti	ERA Franchise Systems LLC	372-T	389 Reg. 162
ERA & New House Design	Haiti	ERA Franchise Systems LLC	373-T	369 Reg. 163
ERA & New House Design	Haiti	ERA Franchise Systems LLC	374-T	370 Reg. 163
ERA	Honduras	ERA Franchise Systems LLC	4726/98	5057
ERA	Honduras	ERA Franchise Systems LLC	4727/98	102510
ERA & New House Design	Honduras	ERA Franchise Systems LLC	4610/98	5068
ERA & New House Design (black on white)	Honduras	ERA Franchise Systems LLC	4614/98	104867
ERA & Design	Hong Kong	ERA Franchise Systems Inc	14652/92	4256/95
ERA & New House Design (black on white)	Hong Kong	ERA Franchise Systems Inc	3804/97	199901582
ERA & New House Design (series of 2)	Hong Kong	ERA Franchise Systems Inc	7896/97	199810953
ERA	India	ERA Franchise Systems Inc	1290397	1290397
ERA	India	ERA Franchise Systems LLC	1580017	1580017
ERA & New House Design	India	ERA Franchise Systems Inc	01309561	1309561
ERA & New House Design	India	ERA Franchise Systems LLC	1580018	1580018
ERA	Indonesia	ERA Franchise Systems LLC	14416	IDM000048946
ERA	Indonesia	ERA Franchise Systems LLC	14417	IDM000048950
ERA	Indonesia	ERA Franchise Systems LLC	14418	IDM000048951
ERA	Indonesia	ERA Franchise Systems LLC	14419	IDM000048952
ERA & New House Design (color)	Indonesia	ERA Franchise Systems LLC	11737	IDM000149589
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14420	IDM000048948
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14421	IDM000046993
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14422	IDM000048949

ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14423	IDM000048947
ERA	Ireland	ERA Franchise Systems LLC	98/1442	213581
ERA & New House Design	Ireland	ERA Franchise Systems LLC	98/1443	213604
ERA	Israel	ERA Franchise Systems Inc	106137	106137
ERA & New House Design (black on white)	Israel	ERA Franchise Systems Inc	112398	112398
ERA & New House Design (white on black)	Italy	ERA Franchise Systems Inc	RM97C004101	1272876
ERA	Jamaica	ERA Franchise Systems Inc	162603	36774
ERA	Jamaica	ERA Franchise Systems LLC	41297	41297
ERA & New House Design	Jamaica	ERA Franchise Systems Inc	162604	36783
ERA	Japan	ERA Franchise Systems LLC	88513/93	3337980
ERA	Japan	ERA Franchise Systems LLC	88514/1993	3287800
ERA & New House Design	Japan	ERA Franchise Systems LLC	28049/1997	4240288
ERA	Jordan	ERA Franchise Systems Inc	79187	79187
ERA	Jordan	ERA Franchise Systems Inc	79188	79188
ERA & New House Design	Jordan	ERA Franchise Systems Inc	79191	79191
ERA & New House Design	Jordan	ERA Franchise Systems Inc	79192	79192
ERA	Kazakhstan	ERA Franchise Systems LLC	45549	31640
ERA & New House Design	Kazakhstan	ERA Franchise Systems LLC	45548	31639
ERA & New House Design (color)	Korea, Republic of	ERA Franchise Systems LLC	11635/97	0050945
ERA	Kosovo	ERA Franchise Systems LLC	2539
ERA & New House Design	Kosovo	ERA Franchise Systems LLC	2538
ERA	Kuwait	ERA Franchise Systems Inc	70260	59155
ERA	Kuwait	ERA Franchise Systems Inc	72481	61063
ERA & New House Design	Kuwait	ERA Franchise Systems Inc	70261	59156
ERA & New House Design	Kuwait	ERA Franchise Systems Inc	72482	61064
ERA	Laos	ERA Franchise Systems LLC	7325	19051
ERA	Laos	ERA Franchise Systems LLC	7325	19052
ERA & New House Design	Laos	ERA Franchise Systems LLC	7326	19053
ERA & New House Design	Laos	ERA Franchise Systems LLC	7326	19054
ERA & New House Design (black on white)	Latvia	ERA Franchise Systems LLC	M-99-1240	M47436
ERA	Lebanon	ERA Franchise Systems Inc	95533	95533
ERA & New House Design	Lebanon	ERA Franchise Systems Inc	95534	95534
ERA	Libya	ERA Franchise Systems Inc	5186
ERA	Libya	ERA Franchise Systems Inc	5187
ERA & New House Design	Libya	ERA Franchise Systems Inc	5188
ERA & New House Design	Libya	ERA Franchise Systems Inc	5189
ERA	Liechtenstein	ERA Franchise Systems Inc	013766	13766
ERA & New House Design	Liechtenstein	ERA Franchise Systems Inc	013767	13767

ERA & New House Design (black on white)	Lithuania	ERA Franchise Systems LLC	99-1695	40601
ERA	Macedonia	ERA Franchise Systems Inc	2005/928	13232
ERA & New House Design	Macedonia	ERA Franchise Systems Inc	2005/931	13231
ERA	Malaysia	ERA Franchise Systems LLC	08002708	08002708
ERA	Malaysia	ERA Franchise Systems LLC	08002709
ERA & New House Design	Malaysia	ERA Franchise Systems LLC	99/226	99000226
ERA & New House Design (black on white)	Malaysia	ERA Franchise Systems LLC	97012663	97012663
ERA & Old House, Circle Design	Malaysia	ERA Franchise Systems Inc	91/1152	91001152
ERA Old House, Circle Design	Malaysia	ERA Franchise Systems LLC	M91025	91025
ERA	Mauritius	ERA Franchise Systems LLC	MU/M/08/08707	08331/2009
ERA & New House Design	Mauritius	ERA Franchise Systems LLC	MU/M/08/08536	07226/2009
ERA	Mexico	ERA Franchise Systems LLC	796173	987713
ERA & New House Design (black on white)	Mexico	ERA Franchise Systems LLC	837793	1023942
ERA & New House Design	Monaco	ERA Franchise Systems Inc	021010	9920833
ERA	Montenegro	ERA Franchise Systems LLC	Z-903/08	02569
ERA & New House Design	Montenegro	ERA Franchise Systems LLC	Z-904/08	02570
ERA	Montserrat	ERA Franchise Systems Inc		1463
ERA & New House Design (in series)	Montserrat	ERA Franchise Systems Inc		1464
ERA	Morocco	ERA Franchise Systems Inc	92690	92690
ERA	Morocco	ERA Franchise Systems Inc	92691	92691
ERA	Morocco	ERA Franchise Systems Inc	95010	95010
ERA	Morocco	ERA Franchise Systems Inc	95011	95011
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc	92692	92692
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc	92693	92693
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc	95012	95012
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc	95013	95013
ERA	Mozambique	ERA Franchise Systems LLC	18642
ERA	Mozambique	ERA Franchise Systems LLC	18643
ERA & New House Design	Mozambique	ERA Franchise Systems LLC	18644
ERA & New House Design	Mozambique	ERA Franchise Systems LLC	18645
ERA	Myanmar	ERA Franchise Systems LLC	4/23/2000	4/23/2000
ERA	Myanmar	ERA Franchise Systems LLC	4/23/2000	4/23/2000
ERA & New House Design	Myanmar	ERA Franchise Systems LLC	4/22/2000	4/22/2000
ERA & New House Design	Myanmar	ERA Franchise Systems LLC	4/22/2000	4/22/2000
ERA	New Zealand	ERA Franchise Systems LLC	192008	192008
ERA & New House Design (series of 3)	New Zealand	ERA Franchise Systems LLC	276680	276680

ERA & New House Design (series of 3)	New Zealand	ERA Franchise Systems LLC	819985	819985
ERA	Nicaragua	ERA Franchise Systems Inc	2005-01929	0600601
ERA & New House Design (black on white)	Nicaragua	ERA Franchise Systems Inc	2005-01930	0600600
ERA	Nigeria	ERA Franchise Systems LLC	F/TM/2009433	88001
ERA	Nigeria	ERA Franchise Systems LLC	F/TM/2009434	86826
ERA & New House Design	Nigeria	ERA Franchise Systems LLC	F/TM/2009431	84657
ERA & New House Design	Nigeria	ERA Franchise Systems LLC	F/TM/2009432
ERA	Norway	ERA Franchise Systems LLC	98.00537	194678
ERA & New House Design	Norway	ERA Franchise Systems LLC	199907703	203264
ERA & New House Design (black on white)	Norway	ERA Franchise Systems LLC	98.00538	196289
ERA	Oman	ERA Franchise Systems Inc	36887	36887
ERA	Oman	ERA Franchise Systems Inc	36888	36888
ERA & New House Design (black on white)	Oman	ERA Franchise Systems Inc	36889	36889
ERA & New House Design (black on white)	Oman	ERA Franchise Systems Inc	36890	36890
ERA	Panama	ERA Franchise Systems Inc	143044	143044
ERA	Panama	ERA Franchise Systems Inc	143045	143045
ERA & New House Design (color)	Panama	ERA Franchise Systems Inc	143046	143046
ERA & New House Design (color)	Panama	ERA Franchise Systems Inc	143048	143048
ERA	Papua New Guinea	ERA Franchise Systems LLC	A62360	A62,360
ERA	Papua New Guinea	ERA Franchise Systems LLC	A62361	A62,361
ERA & New House Design	Papua New Guinea	ERA Franchise Systems LLC	A62362	A 62,362
ERA & New House Design	Papua New Guinea	ERA Franchise Systems LLC	A62363	A62,363
ERA	Paraguay	ERA Franchise Systems LLC	26156	340038
ERA	Paraguay	ERA Franchise Systems LLC	26158	340039
ERA & New House Design	Paraguay	ERA Franchise Systems LLC	26157	339981
ERA & New House Design	Paraguay	ERA Franchise Systems LLC	26159	339982
ERA	Peru	ERA Franchise Systems LLC	397467	66497
ERA	Peru	ERA Franchise Systems LLC	397468	176528
ERA & New House Design	Peru	ERA Franchise Systems LLC	397469	180931
ERA & New House Design	Peru	ERA Franchise Systems LLC	397475	66606
ERA	Philippines	ERA Franchise Systems LLC	4-2011-010836
ERA & New House Design	Philippines	ERA Franchise Systems LLC	4-2011-010837
ERA	Poland	ERA Franchise Systems LLC	Z-197068	137441
ERA & New House Design	Poland	ERA Franchise Systems LLC	Z-197067	137440

ERA & New House Design (black on white)	Portugal	ERA Franchise Systems Inc	325827	325827
ERA	Qatar	ERA Franchise Systems Inc	32846	32846
ERA	Qatar	ERA Franchise Systems Inc	32847	32847
ERA & New House Design	Qatar	ERA Franchise Systems Inc	32848	32848
ERA & New House Design	Qatar	ERA Franchise Systems Inc	32849	32849
ERA	Romania	ERA Franchise Systems LLC	M2005 11899	71512
ERA	Romania	ERA Franchise Systems LLC	M2007 06567	95029
ERA & New House Design	Romania	ERA Franchise Systems LLC	M2005 11900	71513
ERA & New House Design	Romania	ERA Franchise Systems LLC	M2007 06568	95030
ERA	Russian Federation	ERA Franchise Systems LLC	2005720989	331367
ERA & New House Design	Russian Federation	ERA Franchise Systems Inc	2006725599	344235
ERA (New House Design)	Russian Federation	ERA Franchise Systems LLC	2005720988	314603
ERA	Saudi Arabia	ERA Franchise Systems Inc	95698	857/44
ERA	Saudi Arabia	ERA Franchise Systems Inc	95699	857/47
ERA & New House Design	Saudi Arabia	ERA Franchise Systems Inc	95700	849/78
ERA & New House Design	Saudi Arabia	ERA Franchise Systems Inc	95701	849/53
ERA	Serbia	ERA Franchise Systems LLC	Z-1960/07	56596
ERA & New House Design	Serbia	ERA Franchise Systems LLC	Z-1959/07	56595
ERA	Seychelles	ERA Franchise Systems LLC	444/2008	8756
ERA	Seychelles	ERA Franchise Systems LLC	445/2008	8757
ERA & New House Design	Seychelles	ERA Franchise Systems LLC	446/2008	8758
ERA & New House Design	Seychelles	ERA Franchise Systems LLC	447/2008	8759
ERA & New House Design (series of 3)	Singapore	ERA Franchise Systems Inc	T97/10483H	T97/10483H
ERA & New House Design	Slovakia	ERA Franchise Systems Inc	1541/2000	196635
ERA	South Africa	ERA Franchise Systems LLC	2009/18869	2009/18869
ERA	South Africa	ERA Franchise Systems LLC	2009/18870	2009/18870
ERA & New House Design (black on white)	South Africa	ERA Franchise Systems LLC	9707024	9707024
ERA & New House Design (color)	South Africa	ERA Franchise Systems LLC	9707023	9707023
ERA & New House Design (color)	Spain	ERA Franchise Systems Inc	2093058	2093058
ERA & New House Design (white on black)	Spain	ERA Franchise Systems Inc	2093057	2093057
SIEMPRE AHI PARA TI	Spain	ERA Franchise Systems Inc		2286011
ERA	St. Kitts and Nevis	ERA Franchise Systems Inc	S97	97
ERA & New House Design	St. Kitts and Nevis	ERA Franchise Systems Inc	S96	96
ERA	St. Lucia	ERA Franchise Systems Inc	118/1998	118/98
ERA	St. Lucia	ERA Franchise Systems Inc	119/1998	119/98

ERA & New House Design	St. Lucia	ERA Franchise Systems Inc	116/1998	116/98
ERA & New House Design	St. Lucia	ERA Franchise Systems Inc	117/1998	117/98
ERA	St. Maarten	ERA Franchise Systems Inc	800121	13348
ERA	St. Maarten	ERA Franchise Systems LLC	800162	13356
ERA & New House Design	St. Maarten	ERA Franchise Systems Inc	800122	13349
ERA & New House Design	St. Maarten	ERA Franchise Systems LLC	800163	13357
ERA	St. Vincent and the Grenadines	ERA Franchise Systems LLC	236/2006	236/2006
ERA & New House Design (series of 3)	St. Vincent and the Grenadines	ERA Franchise Systems LLC		129 OF 1998
ERA	Suriname	ERA Franchise Systems LLC	22046
ERA & New House Design	Suriname	ERA Franchise Systems LLC	22044
ERA	Sweden	ERA Franchise Systems Inc	95-04899	308825
ERA	Switzerland	ERA Franchise Systems LLC	54080/2003	515800
ERA & New House Design	Switzerland	ERA Franchise Systems LLC	01739/2001	486736
ERA & New House Design	Switzerland	ERA Franchise Systems LLC	54079/2003	515779
ERA	Taiwan	ERA Franchise Systems LLC	79-46327	51875
ERA & New House Design (white on black)	Taiwan	ERA Franchise Systems LLC	86025221	100963
ERA	Tangier	ERA Franchise Systems Inc	32105	32105
ERA	Tangier	ERA Franchise Systems Inc	32106	32106
ERA & New House Design	Tangier	ERA Franchise Systems Inc	32107	32107
ERA & New House Design	Tangier	ERA Franchise Systems Inc	32108	32108
ERA & New House Design (black on white)	Thailand	ERA Franchise Systems Inc	335635	Bor6378
ERA	Trinidad and Tobago	ERA Franchise Systems LLC	28261	28261
ERA & New House Design (black & white)	Trinidad and Tobago	ERA Franchise Systems LLC	28262	28262
ERA	Tunisia	ERA Franchise Systems Inc	EE042636	EE042636
ERA REAL ESTATE & New House Design	Tunisia	ERA Franchise Systems Inc	EE042637	EE042637
ERA	Turkey	ERA Franchise Systems LLC	50587	50587
ERA	Turkey	ERA Franchise Systems LLC	61342	61342
ERA & New House Design	Turkey	ERA Franchise Systems LLC	50588	50588
ERA & New House Design	Turkey	ERA Franchise Systems LLC	61343	61343
ERA GRUP and Design	Turkey	ERA Franchise Systems LLC	2002/35722	2002/35722
ERA	Turkish Republic of Northern Cyprus	ERA Franchise Systems LLC	7900	7900
ERA & New House Design	Turkish Republic of Northern Cyprus	ERA Franchise Systems LLC	7901	7901
ERA	Turks and Caicos Islands	ERA Franchise Systems Inc	11691	11691

ERA	Turks and Caicos Islands	ERA Franchise Systems Inc	12413	12413
ERA & New House Design	Turks and Caicos Islands	ERA Franchise Systems Inc	11798	11798
ERA & New House Design (in series)	Turks and Caicos Islands	ERA Franchise Systems Inc	12414	12414
ERA	Uganda	ERA Franchise Systems LLC	42871	42871
ERA	Uganda	ERA Franchise Systems LLC	42874	42874
ERA & New House Design	Uganda	ERA Franchise Systems LLC	42872	42872
ERA & New House Design	Uganda	ERA Franchise Systems LLC	42873	42873
ERA	Ukraine	ERA Franchise Systems LLC	M200900156	135709
ERA & New House Design	Ukraine	ERA Franchise Systems LLC	M200900157	135710
ERA & New House Design	Ukraine	ERA Franchise Systems LLC	M201017824B
ERA	United Arab Emirates	ERA Franchise Systems LLC	148754
ERA	United Arab Emirates	ERA Franchise Systems LLC	148755
ERA	United Arab Emirates	ERA Franchise Systems Inc	56947	48035
ERA	United Arab Emirates	ERA Franchise Systems Inc	56948	48034
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	148756
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	148757
ERA & New House Design	United Arab Emirates	ERA Franchise Systems Inc	56782	48033
ERA & New House Design	United Arab Emirates	ERA Franchise Systems Inc	56783	48078
ERA	United Kingdom	ERA Franchise Systems LLC	1584675	1584675
ERA	United Kingdom	ERA Franchise Systems LLC	2165216	2165216
ERA & New House Design (color)	United Kingdom	ERA Franchise Systems LLC	2393362	2393362
ERA & New House Design (series of 3)	United Kingdom	ERA Franchise Systems LLC	2132336	2132336
1ST IN SERVICE	United States	ERA Franchise Systems LLC	78710978	3192163
A SMARTER COMMUNITY	United States	ERA Franchise Systems LLC	85026180
ALL YOU NEED TO KNOW	United States	ERA Franchise Systems LLC	78397567	3335898
ALWAYS THERE FOR YOU	United States	ERA Franchise Systems LLC	75746258	2477197
ANSWERS	United States	ERA Franchise Systems LLC	74185466	1756219
BLUEPRINT FOR SUCCESS	United States	ERA Franchise Systems LLC	77015719	3371366
DIRECT ACCESS	United States	ERA Franchise Systems LLC	78729761	3443282
ELECTRONIC REALTY ASSOCIATES	United States	ERA Franchise Systems LLC	77367524	3621544
ERA	United States	ERA Franchise Systems LLC	73113461	1078060
ERA	United States	ERA Franchise Systems LLC	73388791	1251827

ERA	United States	ERA Franchise Systems LLC	78008652	2691643
ERA	United States	ERA Franchise Systems LLC	78599896	3073417
ERA & New House Design (black on white)	United States	ERA Franchise Systems LLC	75269373	2875845
ERA & New House Design (black on white)	United States	ERA Franchise Systems LLC	78599899	3073418
ERA & New House Design (in color)	United States	ERA Franchise Systems LLC	77093228	3316400
ERA & New House Design (white on black)	United States	ERA Franchise Systems LLC	75250116	2121860
ERA (New House Design)	United States	ERA Franchise Systems LLC	78641980	3135362
ERA 1ST IN SERVICE JIM JACKSON MEMORIAL AWARD & Design	United States	ERA Franchise Systems LLC	76284300	2594245
ERA GOLD STAR PROPERTY	United States	ERA Franchise Systems LLC	85467451
ERA HOME PROTECTION PLAN	United States	ERA Franchise Systems LLC	78018755	2576242
ERA LEARNING EXCHANGE	United States	ERA Franchise Systems LLC	85256527	4022857
ERA POWERED	United States	ERA Franchise Systems LLC	77941481
ERA REAL ESTATE & New House Design	United States	ERA Franchise Systems LLC	78575216	3082137
ERA REAL ESTATE HOME PROTECTION PLAN & Design	United States	ERA Franchise Systems LLC	78035233	2612765
ERA REAL ESTATE NATIONAL MILITARY BROKER NETWORK & Design	United States	ERA Franchise Systems LLC	78058980	2635317
ERA REAL ESTATE POWERED	United States	ERA Franchise Systems LLC	85227394
ERA REAL ESTATE POWERED	United States	ERA Franchise Systems LLC	85227422
ERA REAL ESTATE POWERED & House Design (in color)	United States	ERA Franchise Systems LLC	85227425
ERA REAL ESTATE POWERED & House Design (in color)	United States	ERA Franchise Systems LLC	85228426
ERA REAL ESTATE RESORT PROPERTIES INTERNATIONAL & Design	United States	ERA Franchise Systems LLC	76243766	2563583
ERA SEARCHROUTER	United States	ERA Franchise Systems LLC	78550994	3525685
ERA SELECT SERVICES	United States	ERA Franchise Systems LLC	75809994	2737148
ERA TOPRECRUITER	United States	ERA Franchise Systems LLC	85238595	4022536
GOLD STAR ON THE GO	United States	ERA Franchise Systems LLC	85467453
I WILL SELL YOUR HOUSE OR ERA WILL BUY IT	United States	ERA Franchise Systems LLC	78293264	2958388
IF WE DON'T SELL YOUR HOUSE, ERA WILL BUY IT!	United States	ERA Franchise Systems LLC	74073209	1646268
IF WE DON'T SELL YOUR HOUSE, WE'LL BUY IT	United States	ERA Franchise Systems LLC	76075358	3843416

IT'S THE LITTLE THINGS WE DO	United States	ERA Franchise Systems LLC	78915320	3233314
NEW THRESHOLDS	United States	ERA Franchise Systems LLC
NMBN	United States	ERA Franchise Systems LLC	74183282	1753385
SELECT SERVICES & Design	United States	ERA Franchise Systems LLC	85467460
SELLERS SECURITY	United States	ERA Franchise Systems LLC	78425874	2983252
SELLERS SECURITY (Stylized)	United States	ERA Franchise Systems LLC	73261423	1196433
SIEMPRE CONTIGO	United States	ERA Franchise Systems LLC	78445125	3080693
TEAMERA	United States	ERA Franchise Systems LLC	74073379	1645223
TEAMERA	United States	ERA Franchise Systems LLC	85298427	4066650
TEAMERA.COM	United States	ERA Franchise Systems LLC	85256525	4022856
TOP GUN	United States	ERA Franchise Systems LLC	74153559	1757264
TOP TEAM	United States	ERA Franchise Systems LLC	76243776	2706182
VISIONS OF LUXURY	United States	ERA Franchise Systems LLC	78764214	3555334
WE WILL SELL YOUR HOUSE OR ERA WILL BUY IT	United States	ERA Franchise Systems LLC	75483140	2464187
ERA	Uruguay	ERA Franchise Systems LLC	399067	399067
ERA & New House Design	Uruguay	ERA Franchise Systems LLC	399066	399066
ERA- ELECTRONIC REALTY ASSOCIATES	Uruguay	ERA Franchise Systems Inc	251848	251848
ERA	Venezuela	ERA Franchise Systems LLC	14810-09
ERA	Venezuela	ERA Franchise Systems LLC	14812-09
ERA & New House Design	Venezuela	ERA Franchise Systems LLC	14809-09
ERA & New House Design	Venezuela	ERA Franchise Systems LLC	14811-09
ERA	Viet Nam	ERA Franchise Systems LLC	43364	38625
ERA & New House Design (black on white)	Viet Nam	ERA Franchise Systems LLC	43365	38627
ERA	Virgin Islands (British)	ERA Franchise Systems LLC	1684	1684
ERA & New House Design (series of 3)	Virgin Islands (British)	ERA Franchise Systems LLC	1685	1685

*ERA Franchise Systems, Inc. converted its entity type and name to ERA Franchise Systems LLC on July 2, 2007. The recordal of that change is being instructed as renewals or other actions are taken.

Coldwell Banker Real Estate LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
@ Symbol & Stick Man Design	United States	COLDWELL BANKER REAL ESTATE LLC	78578972	3063270
BEST OF BLUE	United States	COLDWELL BANKER REAL ESTATE LLC	85468323
BLUE EDGE REALTY	United States	COLDWELL BANKER REAL ESTATE LLC	78029778	2605955
BLUE MATTER	United States	COLDWELL BANKER REAL ESTATE LLC	77948751	3860242
BLUESCAPE	United States	COLDWELL BANKER REAL ESTATE LLC	77773000	3857933
BLUEVIEW	United States	COLDWELL BANKER REAL ESTATE LLC	85468324
CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	73210971	1153366
CB COLDWELL BANKER COMMERCIAL & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78655402	3179803
CBC	United States	COLDWELL BANKER REAL ESTATE LLC	78235734	3030080
CEO SERIES & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78330003	3038517
COLDWELL	United States	COLDWELL BANKER REAL ESTATE LLC	85525663
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	75152362	2057608
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	73211116	1154155
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	78008563	2453334
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	78655395	3100659
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	75152363	2059501
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	73346790	1215241
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78655400	3179802
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85528560
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85528627
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529273
COLDWELL BANKER CB & Design HOME LOANS	United States	COLDWELL BANKER REAL ESTATE LLC	77870433	3810666
COLDWELL BANKER CB & Design MORTGAGE	United States	COLDWELL BANKER REAL ESTATE LLC	77870426	3810664

COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	75120713	2059364
COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	73787763	1598908
COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	78655398	3254878
COLDWELL BANKER COMMERCIAL CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78080719	2745034
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529640
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529643
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85530549
COLDWELL BANKER COMMERCIAL MARKETCONNECT & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78677295	3191841
COLDWELL BANKER CONCIERGE	United States	COLDWELL BANKER REAL ESTATE LLC	75630167	2576448
COLDWELL BANKER CONCIERGE	United States	COLDWELL BANKER REAL ESTATE LLC	75588856	2472004
COLDWELL BANKER ISLAND TITLE AGENCY, LLC	United States	COLDWELL BANKER REAL ESTATE LLC	85329908	4070768
COLDWELL BANKER MID-ATLANTIC TITLE	United States	COLDWELL BANKER REAL ESTATE LLC	85329489	4070767
COLDWELL BANKER ON LOCATION	United States	COLDWELL BANKER REAL ESTATE LLC	77721965	3786028
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	COLDWELL BANKER REAL ESTATE LLC	78032990	2529955
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	COLDWELL BANKER REAL ESTATE LLC	78655389	3093311
COLDWELL BANKER PREVIEWS INTERNATIONAL & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78655792	3093312
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	United States	COLDWELL BANKER REAL ESTATE LLC	78638810	3170029
COLDWELL BANKER RESIDENTIAL BROKERAGE ACCREDITED REAL...	United States	COLDWELL BANKER REAL ESTATE LLC	78641891	3276900
COLDWELL BANKER SETTLEMENT SERVICES & Design	United States	COLDWELL BANKER REAL ESTATE LLC	85329486	4070766
COLDWELL BANKER UNIVERSITY	United States	COLDWELL BANKER REAL ESTATE LLC	74425646	1842126
COLDWELL BANKER UNIVERSITY & Cap in Circle Design	United States	COLDWELL BANKER REAL ESTATE LLC	85179678	4005411
COLDWELL BANKER UNIVERSITY & New Seal Design	United States	COLDWELL BANKER REAL ESTATE LLC	78783829	3231639

COLDWELL BANKER UNIVERSITY & Old Book, Seal Design	United States	COLDWELL BANKER REAL ESTATE LLC	74421411	1876968
COLDWELL BANKER WESTCHESTER TITLE AGENCY, LLC	United States	COLDWELL BANKER REAL ESTATE LLC	85329483	4070765
COMMERCIALUNIVERSITY & Design	United States	COLDWELL BANKER REAL ESTATE LLC	85304756	4063162
GENERATION BLUE	United States	COLDWELL BANKER REAL ESTATE LLC	85179695
GENERATION BLUE	United States	COLDWELL BANKER REAL ESTATE LLC	85179686
GENERATION BLUE EXPERIENCE	United States	COLDWELL BANKER REAL ESTATE LLC	85179682	3985404
GUARDIAN	United States	COLDWELL BANKER REAL ESTATE LLC	74102195	1823333
HELPING OTHERS THROUGHOUT THE HOLIDAY SEASON	United States	COLDWELL BANKER REAL ESTATE LLC	74561955	1959391
HOMEMATCH	United States	COLDWELL BANKER REAL ESTATE LLC	74535397	2034125
MARKETCONNECT	United States	COLDWELL BANKER REAL ESTATE LLC	78677274	3260105
MYCONNECT1	United States	COLDWELL BANKER REAL ESTATE LLC	78745689	3151006
PERSONAL RETRIEVER	United States	COLDWELL BANKER REAL ESTATE LLC	75380191	2235393
PERSONAL RETRIEVER Sign Rider Design	United States	COLDWELL BANKER REAL ESTATE LLC	78182148	3102893
PRESERVING THE TRUST	United States	COLDWELL BANKER REAL ESTATE LLC	74393851	1823177
PREVIEWS	United States	COLDWELL BANKER REAL ESTATE LLC	78768439	3219716
PREVIEWS (Stylized)	United States	COLDWELL BANKER REAL ESTATE LLC	71620930	565757
TECHEASE	United States	COLDWELL BANKER REAL ESTATE LLC	78466926	3011158
THE CONDO STORE	United States	COLDWELL BANKER REAL ESTATE LLC	75358857	2217143
THE HOME TEAM	United States	COLDWELL BANKER REAL ESTATE LLC	73488934	1428703
WE NEVER STOP MOVING	United States	COLDWELL BANKER REAL ESTATE LLC	77210512	3577104
YOUR PERFECT PARTNER	United States	COLDWELL BANKER REAL ESTATE LLC	78278195	2865193

Oncor International LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ONCOR	Argentina	ONCOR International LLC	2783218	2256909
ONCOR INTERNATIONAL	Argentina	ONCOR International LLC	2820206	2317063
ONCOR	Austria	ONCOR International LLC	AM1732/91	138698
ONCOR	Benelux	ONCOR International LLC	0762072	494820
ONCOR	Canada	ONCOR International LLC	0679560	TMA 402851
ONCOR INTERNATIONAL	Canada	ONCOR International LLC	1399319	TMA 763816
ONCOR INTERNATIONAL	Chile	ONCOR International LLC	825414	859642
ONCOR INTERNATIONAL	China (People's Republic)	ONCOR International LLC	6789536	6789536
ONCOR	Denmark	ONCOR International LLC	VA025851991	VR 1992-2228
ONCOR INTERNATIONAL	European Community	ONCOR International LLC	006559637	006559637
ONCOR	France	ONCOR International LLC	279319	1654955
ONCOR INTERNATIONAL	Georgia	ONCOR International LLC	AM 048108	M19614
ONCOR	Germany	ONCOR International LLC	014895/36	2014339
ONCOR INTERNATIONAL	India	ONCOR International LLC	1682282	1682282
ONCOR INTERNATIONAL	Mexico	ONCOR International LLC	942988	1100658
ONCOR	Moldova	ONCOR International LLC	021830	17143
ONCOR INTERNATIONAL	Moldova	ONCOR International LLC	023396	18736
ONCOR INTERNATIONAL	Norway	ONCOR International LLC	200805303	247077
ONCOR	Romania	ONCOR International LLC	M200706879	87353
ONCOR INTERNATIONAL	Russian Federation	ONCOR International LLC	2008712902	389853
ONCOR INTERNATIONAL	South Africa	ONCOR International LLC	2008/09394	2008/09394
ONCOR	Spain	ONCOR International LLC	1629294	1690794
ONCOR	Switzerland	ONCOR International LLC	51639/2007	557214
ONCOR INTERNATIONAL	Switzerland	ONCOR International LLC	55412 2008	584573
ONCOR INTERNATIONAL	Turkey	ONCOR International LLC	37314	2008/37314
ONCOR INTERNATIONAL	Ukraine	ONCOR International LLC	m200811768	119318
ONCOR	United Kingdom	ONCOR International LLC	1460939	1460939
ONCOR	United States	ONCOR International LLC	74106241	1702621
ONCOR INTERNATIONAL & Design	United States	ONCOR International LLC	74172070	1703690
ONCOR Logo	United States	ONCOR International LLC	78372985	2966768

Coldwell Banker LLC

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Anguilla	Coldwell Banker LLC		2912
COLDWELL BANKER CB & Design	Anguilla	Coldwell Banker LLC		2911
COLDWELL BANKER COMMERCIAL & Design	Anguilla	Coldwell Banker LLC		3014
COLDWELLBANKER.COM.AR	Argentina	Coldwell Banker LLC
COLDWELL BANKER	Aruba	Coldwell Banker LLC		18942
COLDWELL BANKER CB & Design	Aruba	Coldwell Banker LLC		18943
COLDWELL BANKER COMMERCIAL	Aruba	Coldwell Banker LLC		19673
COLDWELL BANKER PREVIEWS	Aruba	Coldwell Banker LLC		18897
COLDWELL BANKER CB & Design	Belize	Coldwell Banker LLC		8007
COLDWELL BANKER	Bolivia	Coldwell Banker LLC		79121
COLDWELL BANKER	Bolivia	Coldwell Banker LLC		80144
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker LLC		80147
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker LLC		78890
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker LLC		80145
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker LLC		80146
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker LLC		79119
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker LLC		79120
COLDWELLBANKER.COM.BR	Brazil	Coldwell Banker LLC
COLDWELL BANKER	Cayman Islands	Coldwell Banker LLC		1346215
COLDWELL BANKER CB & Design	Cayman Islands	Coldwell Banker LLC		1273340
COLDWELL BANKER COMMERCIAL & Design	Cayman Islands	Coldwell Banker LLC		1346216
COLDWELL BANKER PREVIEWS	Cayman Islands	Coldwell Banker LLC		2150408
coldwellbanker.cl	Chile	Coldwell Banker LLC
COLDWELL BANKER	Costa Rica	Coldwell Banker LLC		111085
COLDWELL BANKER	Costa Rica	Coldwell Banker LLC		111083

COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker LLC	111106
COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker LLC	111986
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker LLC	111086
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker LLC	111088
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker LLC	111087
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker LLC	111084
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker Corporation	99423
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker Corporation	98889
CB & Design	France	Coldwell Banker LLC	1205212
COLDWELL BANKER	Grenada	Coldwell Banker LLC	250/1997
COLDWELL BANKER	Grenada	Coldwell Banker LLC	251/1997
COLDWELL BANKER CB & Design	Grenada	Coldwell Banker LLC	249/1997
CB & Design	Italy	Coldwell Banker LLC	1004265
COLDWELL BANKER	Italy	Coldwell Banker LLC	1004264
COLDWELL BANKER	Lebanon	Coldwell Banker LLC	91112
COLDWELL BANKER CB & Design	Lebanon	Coldwell Banker LLC	91110
COLDWELL BANKER COMMERCIAL	Lebanon	Coldwell Banker LLC	91109
COLDWELL BANKER COMMERCIAL CB & Design	Lebanon	Coldwell Banker LLC	91111
COLDWELL BANKER	Liechtenstein	Coldwell Banker LLC	11457
COLDWELL BANKER CB & Design	Liechtenstein	Coldwell Banker LLC	11456
COLDWELL BANKER COMMERCIAL	Liechtenstein	Coldwell Banker LLC	11455
COLDWELL BANKER PREVIEWS	Liechtenstein	Coldwell Banker LLC	11458
COLDWELL BANKER	Montserrat	Coldwell Banker LLC	3166
COLDWELL BANKER CB & Design	Montserrat	Coldwell Banker LLC	3167
COLDWELL BANKER COMMERCIAL & Design	Montserrat	Coldwell Banker LLC
COLDWELL BANKER	Puerto Rico	Coldwell Banker LLC

COLDWELL BANKER CB & Design	Puerto Rico	Coldwell Banker LLC
COLDWELL BANKER	Solomon Islands	Coldwell Banker LLC		1879
COLDWELL BANKER CB & Design	Solomon Islands	Coldwell Banker LLC		1740
COLDWELL BANKER COMMERCIAL	Solomon Islands	Coldwell Banker LLC		1739
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker LLC		220/97
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker LLC		221/97
COLDWELL BANKER CB & Design	St. Vincent and the Grenadines	Coldwell Banker Corporation		222/97
COLDWELL BANKER COMMERCIAL & Design	St. Vincent and the Grenadines	Coldwell Banker Corporation		125/98
COLDWELL BANKER	Suriname	Coldwell Banker LLC		16176
COLDWELL BANKER CB & Design	Suriname	Coldwell Banker LLC		16174
COLDWELL BANKER COMMERCIAL	Suriname	Coldwell Banker LLC		16178
COLDWELL BANKER PREVIEWS	Suriname	Coldwell Banker LLC		16177
CB	Switzerland	Coldwell Banker LLC		322480
COLDWELL BANKER	Switzerland	Coldwell Banker LLC		322319
COLDWELL BANKER	Tuvalu	Coldwell Banker Corporation		TM854
COLDWELL BANKER CB & Design	Tuvalu	Coldwell Banker Corporation		TM853
COLDWELL BANKER COMMERCIAL	Tuvalu	Coldwell Banker Corporation		TM852
COLDWELL BANKER PREVIEWS	Tuvalu	Coldwell Banker Corporation		TM913
COLDWELL BANKER	Virgin Islands (British)	Coldwell Banker LLC		3169
COLDWELL BANKER CB & Design	Virgin Islands (British)	Coldwell Banker LLC		3177
COLDWELL BANKER COMMERCIAL	Virgin Islands (British)	Coldwell Banker LLC		1641
COLDWELL BANKER PREVIEWS	Virgin Islands (British)	Coldwell Banker LLC		3301
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker LLC	5958	165288
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker LLC	5959	165450
COLDWELL BANKER COMMERCIAL	Tonga	Coldwell Banker LLC	181	275

COLDWELL BANKER PREVIEWS	Tonga	Coldwell Banker LLC	182	276
COLDWELL BANKER CB & Design	Tonga	Coldwell Banker LLC	183	277
COLDWELL BANKER	Tonga	Coldwell Banker LLC	184	278
COLDWELL BANKER IMMOBILIER & Design	France	Coldwell Banker LLC	306099	306099
COLDWELL BANKER YOUR PERFECT PARTNER	European Community	Coldwell Banker LLC	8688855	8688855
COLDWELL BANKER WE NEVER STOP MOVING	European Community	Coldwell Banker LLC	8689201	8689201
COLDWELL BANKER COMMERCIAL	Andorra	Coldwell Banker LLC	14019	14019
COLDWELL BANKER PREVIEWS	Andorra	Coldwell Banker LLC	14020	14020
COLDWELL BANKER	Andorra	Coldwell Banker LLC	14021	14021
COLDWELL BANKER CB & Design	Andorra	Coldwell Banker LLC	14022	14022
COLDWELL BANKER COMMERCIAL	Denmark	Coldwell Banker LLC	01632/98	VR 1999 02177
COLDWELL BANKER PREVIEWS	Denmark	Coldwell Banker LLC	01633/98	VR 1999 02178
COLDWELL BANKER CB & Design	Denmark	Coldwell Banker LLC	01635/98	VR 1999 02180
COLDWELL BANKER	Monaco	Coldwell Banker LLC	19080	9818972
COLDWELL BANKER CB & Design	Moldova	Coldwell Banker LLC	19694	17082
COLDWELL BANKER COMMERCIAL	Moldova	Coldwell Banker LLC	19695	16863
COLDWELL BANKER	Moldova	Coldwell Banker LLC	19696	16860
COLDWELL BANKER COMMERCIAL CB & Design	Moldova	Coldwell Banker LLC	19697	17083
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation	Feb-99	215483
COLDWELL BANKER COMMERCIAL	St. Kitts and Nevis	Coldwell Banker Corporation	384	2005/0384
COLDWELL BANKER	St. Kitts and Nevis	Coldwell Banker Corporation	385	2005/0385
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	St. Kitts and Nevis	Coldwell Banker Corporation	386	2005/0386
COLDWELL BANKER CB & Design	St. Kitts and Nevis	Coldwell Banker Corporation	387	2005/0387
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation	Mar-99	11041

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Jamaica	Coldwell Banker Corporation	467660	47660
COLDWELL BANKER	Turkmenistan	Coldwell Banker LLC	485	10240
COLDWELL BANKER CB & Design	Turkmenistan	Coldwell Banker LLC	486	10244
COLDWELL BANKER COMMERCIAL	Turkmenistan	Coldwell Banker LLC	487	10242
COLDWELL BANKER COMMERCIAL CB & Design	Turkmenistan	Coldwell Banker LLC	488	10243
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkmenistan	Coldwell Banker LLC	489	10241
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nicaragua	Coldwell Banker LLC	05-03745	602020
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Dominican Republic	Coldwell Banker Corporation	5073399	2005-73399
COLDWELL BANKER	Algeria	Coldwell Banker Corporation	51140	68967
COLDWELL BANKER COMMERCIAL	Algeria	Coldwell Banker Corporation	51141	68968
COLDWELL BANKER PREVIEWS INTERNATIONAL	Algeria	Coldwell Banker Corporation	51142	68969
COLDWELL BANKER CB & Design	Algeria	Coldwell Banker Corporation	51143	68970
COLDWELL BANKER	Denmark	Coldwell Banker LLC	06134/1998	VR 1999 02179
COLDWELL BANKER	Benelux	Coldwell Banker LLC	67090	462767
COLDWELL BANKER COMMERCIAL & Design	Benelux	Coldwell Banker LLC	67091	463574
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker LLC	68026	50117
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker LLC	68027	50118
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker LLC	68109	16045
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker LLC	68111	16046
EVERY DAY UNTIL IT'S SOLD	Canada	Coldwell Banker Canada Operations ULC	810410	473534
WE KEEP OUR PROMISES, OR YOU DON'T KEEP US	Canada	Coldwell Banker Canada Operations ULC	837396	485716

COLDWELL BANKER MAKELAARS & Design	Benelux	Coldwell Banker LLC	980610	692777
COLDWELL BANKER COMMERCIAL CB & Design	Canada	Coldwell Banker LLC	1007132	562602
COLDWELL BANKER	Australia	Coldwell Banker LLC	1001041	1001041
COLDWELL MORTGAGE	Australia	Coldwell Banker LLC	1001042	1001042
COLDWELL BANKER	Spain	Coldwell Banker LLC	1005730	1005730
COLDWELL BANKER	Spain	Coldwell Banker LLC	1005731	1005731
CB & Design	Spain	Coldwell Banker LLC	1005732	1005732
COLDWELL BANKER PREVIEWS	Japan	Coldwell Banker LLC	10-080816	4406316
COLDWELL BANKER COMMERCIAL	Japan	Coldwell Banker LLC	10-080817	4406317
COLDWELL BANKER CB & Design	Japan	Coldwell Banker LLC	10-080818	4406318
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker Corporation	101267	970/59
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker Corporation	101268	969/84
COLDWELL BANKER CONCIERGE	Canada	Coldwell Banker LLC	1021982	564894
COLDWELL BANKER	Vanuatu	Coldwell Banker LLC	10311	10311
COLDWELL BANKER COMMERCIAL	Vanuatu	Coldwell Banker LLC	10312	10312
COLDWELL BANKER CB & Design	Vanuatu	Coldwell Banker Corporation	10313	10313
COLDWELL BANKER CB & Design	Bahamas	Coldwell Banker Corporation	10777	10777
CB & Design	Bahamas	Coldwell Banker Corporation	10778	10778
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Australia	Coldwell Banker LLC	1084094	1084094
COLDWELL BANKER	BES Islands	Coldwell Banker LLC	1091
COLDWELL BANKER COMMERCIAL	BES Islands	Coldwell Banker LLC	1092
COLDWELL BANKER CB & Design	BES Islands	Coldwell Banker LLC	1093
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	BES Islands	Coldwell Banker LLC	1094

COLDWELL BANKER	Hong Kong	Coldwell Banker Corporation	10946/98	5705
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker Corporation	10947/98	9130
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker Corporation	10948/98	9131
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker Corporation	10949/98	9681
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker Corporation	10950/98	9682
COLDWELL BANKER PREVIEWS INTERNATIONAL	Kosovo	Coldwell Banker Corporation	1102	273
COLDWELL BANKER	Kosovo	Coldwell Banker Corporation	1103	274
COLDWELL BANKER CB & Design	Kosovo	Coldwell Banker Corporation	1104	275
COLDWELL BANKER COMMERCIAL	Kosovo	Coldwell Banker Corporation	1105	276
COLDWELL BANKER	Sweden	Coldwell Banker LLC	11192	404352
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker LLC	11193	404353
ULTIMATE RELOCATION SERVICES	Canada	Coldwell Banker Canada Operations ULC	1130378	634191
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker Corporation	11494	11494
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker Corporation	11495	11495
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bulgaria	Coldwell Banker LLC	115589	77554
COLDWELL BANKER	Viet Nam	Coldwell Banker LLC	11559	9887
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker LLC	115590	77555
COLDWELL BANKER	Bulgaria	Coldwell Banker LLC	115591
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker LLC	115592
COLDWELL BANKER CB & Design	Viet Nam	Coldwell Banker LLC	11560	9888
CB & Design	United Kingdom	Coldwell Banker LLC	1177297	1177297
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation	12312	12312
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker Corporation	12408	12408
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker Corporation	12409	12409
COLDWELL BANKER	India	Coldwell Banker Corporation	1241393	1241393

COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation	1241395	1241395
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation	12475	12475
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker LLC	125380	125380
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker LLC	125381	125381
COLDWELL BANKER	Israel	Coldwell Banker LLC	125382	125382
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker LLC	125383	125383
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker LLC	125384	125384
COLDWELL BANKER	Israel	Coldwell Banker LLC	125385	125385
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker LLC	12673	205807
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker LLC	12674	200328
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker LLC	12675	202490
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker LLC	12676	202269
COLDWELL BANKER CB & Design	Austria	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Benelux	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Czech Republic	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Denmark	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Estonia	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	European Community	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Finland	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	France	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Germany	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Greece	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Hungary	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Ireland	Coldwell Banker LLC	126821	126821

COLDWELL BANKER CB & Design	Italy	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Latvia	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Lithuania	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Malta	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Poland	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Portugal	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Romania	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Slovakia	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Slovenia	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Spain	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker LLC	126821	126821
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	1273338	1273338
CB & Design	United Kingdom	Coldwell Banker LLC	1273339	1273339
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker LLC	1273340	1273340
COLDWELL BANKER COMMERCIAL	Egypt	Coldwell Banker LLC	127337	127337
COLDWELL BANKER PREVIEWS	Egypt	Coldwell Banker LLC	127338	127338
COLDWELL BANKER	Egypt	Coldwell Banker LLC	127339	127339
COLDWELL BANKER CB & Design	Egypt	Coldwell Banker LLC	127340	127340
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Canada	Coldwell Banker LLC	1276998	723084
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation	1289307	520710
COLDWELL BANKER COMMERCIAL & Design	France	Coldwell Banker LLC	129049	1528876
COLDWELL BANKER CB & Design	Morocco	Coldwell Banker LLC	130999	130999
COLDWELL BANKER	Morocco	Coldwell Banker LLC	131001	131001
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ghana	Coldwell Banker LLC	1325/10

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ghana	Coldwell Banker LLC	1326/10
COLDWELL BANKER CB & Design	Ghana	Coldwell Banker LLC	1327/10
COLDWELL BANKER CB & Design	Ghana	Coldwell Banker LLC	1328/10
COLDWELL BANKER COMMERCIAL CB & Design	Ghana	Coldwell Banker LLC	1329/10
COLDWELL BANKER COMMERCIAL CB & Design	Ghana	Coldwell Banker LLC	1330/10
COLDWELL BANKER COMMERCIAL	Ghana	Coldwell Banker LLC	1331/10
COLDWELL BANKER COMMERCIAL	Ghana	Coldwell Banker LLC	1332/10
COLDWELL BANKER	Ghana	Coldwell Banker LLC	1333/10
COLDWELL BANKER	Ghana	Coldwell Banker LLC	1334/10
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	1346215	1346215
COLDWELL BANKER COMMERCIAL & Design	United Kingdom	Coldwell Banker LLC	1346216	1346216
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	India	Coldwell Banker Corporation	1397467	1397467
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation	14098	14098
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation	14099	14099
CB & Design	United Kingdom	Coldwell Banker LLC	1422532	1422532
COLDWELL BANKER	Greece	Coldwell Banker Corporation	144555	144555
@ HOME	Canada	Coldwell Banker LLC	1480612	794137
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation	1483272	1483272
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation	1483273	1483273
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation	1483274	1483274
COLDWELL BANKER COMMERCIAL	Pakistan	Coldwell Banker Corporation	150869	150869

COLDWELL BANKER CB & Design	Pakistan	Coldwell Banker Corporation	150870	150870
COLDWELL BANKER PREVIEWS	Pakistan	Coldwell Banker Corporation	150871	150871
COLDWELL BANKER	Pakistan	Coldwell Banker Corporation	150872	150872
COLDWELL BANKER	Mexico	Coldwell Banker LLC	151921	461261
COLDWELL BANKER	Mexico	Coldwell Banker LLC	151922	461262
COLDWELL BANKER CB & Design	Montenegro	Coldwell Banker LLC	1520/05	51778
COLDWELL BANKER CB & Design	Serbia	Coldwell Banker LLC	1520/05	51778
COLDWELL BANKER	Montenegro	Coldwell Banker LLC	1521/05	51779
COLDWELL BANKER	Serbia	Coldwell Banker LLC	1521/05	51779
COLDWELL BANKER COMMERCIAL	Montenegro	Coldwell Banker LLC	1522/05	51780
COLDWELL BANKER COMMERCIAL	Serbia	Coldwell Banker LLC	1522/05	51780
COLDWELL BANKER PREVIEWS INTERNATIONAL	Montenegro	Coldwell Banker LLC	1523/05	51781
COLDWELL BANKER PREVIEWS INTERNATIONAL	Serbia	Coldwell Banker LLC	1523/05	51781
COLDWELL BANKER	Libya	Coldwell Banker LLC	15287
COLDWELL BANKER	Libya	Coldwell Banker LLC	15288
COLDWELL BANKER CB & Design	Libya	Coldwell Banker LLC	15289
COLDWELL BANKER CB & Design	Libya	Coldwell Banker LLC	15290
COLDWELL BANKER COMMERCIAL	Libya	Coldwell Banker LLC	15291
COLDWELL BANKER COMMERCIAL	Libya	Coldwell Banker LLC	15292
COLDWELL BANKER COMMERCIAL CB & Design	Libya	Coldwell Banker LLC	15293
COLDWELL BANKER COMMERCIAL CB & Design	Libya	Coldwell Banker LLC	15294
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Libya	Coldwell Banker LLC	15295
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Libya	Coldwell Banker LLC	15296

COLDWELL BANKER	Czech Republic	Coldwell Banker LLC	155320	235825
COLDWELL BANKER COMMERCIAL	Kiribati	Coldwell Banker LLC	1559	1559
COLDWELL BANKER CB & Design	Kiribati	Coldwell Banker LLC	1560	1560
COLDWELL BANKER	Kiribati	Coldwell Banker Corporation	1561	1561
COLDWELL BANKER	Jamaica	Coldwell Banker Corporation	16/2432	34052
COLDWELL BANKER CB & Design	Jamaica	Coldwell Banker Corporation	16/2433	32897
COLDWELL BANKER PREVIEWS	Jamaica	Coldwell Banker Corporation	16/2469	35961
COLDWELL BANKER COMMERCIAL	Jamaica	Coldwell Banker Corporation	16/2606	35277
COLDWELL BANKER COMMERCIAL & Design	Mexico	Coldwell Banker LLC	164949	467981
COLDWELL BANKER PREVIEWS	Kiribati	Coldwell Banker LLC	1655	1655
COLDWELL BANKER	El Salvador	Coldwell Banker LLC	1678-98	38 BOOK 112
COLDWELL BANKER	El Salvador	Coldwell Banker LLC	1679-98	35 BOOK 109
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker LLC	1680-98	124 BOOK 112
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker LLC	1697-98	241 BOOK 121
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker LLC	1698-98	167 BOOK 127
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker LLC	1699-98	125 BOOK 112
COLDWELL BANKER PREVIEWS	Guyana	Coldwell Banker Corporation	17,132A	17,132A
COLDWELL BANKER COMMERCIAL	Guyana	Coldwell Banker Corporation	17,133A	17,133A
COLDWELL BANKER	Guyana	Coldwell Banker Corporation	17,134A	17,134A
COLDWELL BANKER CB & Design	Guyana	Coldwell Banker Corporation	17,135A	17,135A
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker LLC	1700-98	135 BOOK 112
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker LLC	1701-98	225 BOOK 111
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker LLC	178611	Khor79278
COLDWELL BANKER & Design	Thailand	Coldwell Banker LLC	179353	Khor80061
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker LLC	180510	180510

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker LLC	180511	180511
COLDWELL BANKER	New Zealand	Coldwell Banker LLC	182322	182322
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker LLC	182323	182323
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker LLC	184491	184491
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker LLC	184492	184492
COLDWELL BANKER CB & Design	Israel	Coldwell Banker LLC	185105	185105
COLDWELL BANKER CB & Design	Israel	Coldwell Banker LLC	185106	185106
COLDWELL BANKER COMMERCIAL	Korea, Democratic People's Republic of	Coldwell Banker LLC	18995	10131
COLDWELL BANKER PREVIEWS	Korea, Democratic People's Republic of	Coldwell Banker LLC	18996	10132
COLDWELL BANKER CB & Design	Korea, Democratic People's Republic of	Coldwell Banker LLC	18997	10133
COLDWELL BANKER	Korea, Democratic People's Republic of	Coldwell Banker LLC	18998	10134
COLDWELL BANKER COMMERCIAL & Design	Korea, Republic of	Coldwell Banker LLC	1988-001210	10504
COLDWELL BANKER	Korea, Republic of	Coldwell Banker LLC	1988-001212	10506
COLDWELL BANKER CB & Design	Korea, Republic of	Coldwell Banker LLC	1990-001840	15102
CB & Design	Korea, Republic of	Coldwell Banker LLC	1990-1839	15101
COLDWELL BANKER (in Korean)	Korea, Republic of	Coldwell Banker LLC	1996-3371	41-39983
COLDWELL BANKER PREVIEWS	Korea, Republic of	Coldwell Banker LLC	1998-1730	56325
COLDWELL BANKER COMMERCIAL & Design	Dominica	Coldwell Banker Corporation	Feb-99	Feb-99
COLDWELL BANKER PREVIEWS INTERNATIONAL	Macedonia	Coldwell Banker Corporation	2005/836	13235
COLDWELL BANKER COMMERCIAL	Macedonia	Coldwell Banker Corporation	2005/837	13236
COLDWELL BANKER CB & Design	Macedonia	Coldwell Banker Corporation	2005/838	13237
COLDWELL BANKER	Macedonia	Coldwell Banker Corporation	2005/839	13238
COLDWELL BANKER COMMERCIAL	Romania	Coldwell Banker LLC	200510241	71666

COLDWELL BANKER CB & Design (black on white)	Lithuania	Coldwell Banker LLC	20051126	53329
COLDWELL BANKER	Lithuania	Coldwell Banker LLC	20051127	53330
COLDWELL BANKER COMMERCIAL	Lithuania	Coldwell Banker LLC	20051128	53331
COLDWELL BANKER PREVIEWS INTERNATIONAL	Lithuania	Coldwell Banker LLC	20051129	53158
COLDWELL BANKER	Ukraine	Coldwell Banker LLC	200511479	73787
COLDWELL BANKER CB & Design	Ukraine	Coldwell Banker LLC	200511480	73788
COLDWELL BANKER COMMERCIAL	Ukraine	Coldwell Banker LLC	200511481	73789
COLDWELL BANKER PREVIEWS INTERNATIONAL	Ukraine	Coldwell Banker LLC	200511482	73790
COLDWELL BANKER	Belarus	Coldwell Banker LLC	20052603	27735
COLDWELL BANKER CB & Design	Belarus	Coldwell Banker LLC	20052604	27736
COLDWELL BANKER COMMERCIAL	Belarus	Coldwell Banker LLC	20052605	27737
COLDWELL BANKER PREVIEWS INTERNATIONAL	Belarus	Coldwell Banker LLC	20052606	27738
COLDWELL BANKER PREVIEWS INTERNATIONAL	Russian Federation	Coldwell Banker LLC	2005715046	333731
COLDWELL BANKER	Russian Federation	Coldwell Banker LLC	2005715047	330415
COLDWELL BANKER COMMERCIAL	Russian Federation	Coldwell Banker LLC	2005715048	330416
COLDWELL BANKER CB & Design	Russian Federation	Coldwell Banker LLC	2005715049	330417
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovenia	Coldwell Banker LLC	200571512	200571512
COLDWELL BANKER	Slovenia	Coldwell Banker LLC	200571513	200571513
COLDWELL BANKER COMMERCIAL	Slovenia	Coldwell Banker LLC	200571514	200571514
COLDWELL BANKER CB & Design	Slovenia	Coldwell Banker LLC	200571515	200571515
COLDWELL BANKER COMMERCIAL CB & Design	Turkey	Coldwell Banker LLC	2007/17610	2007/17610
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkey	Coldwell Banker LLC	2007/17611	2007/17611
COLDWELL BANKER CB & Design	Russian Federation	Coldwell Banker LLC	2010724828

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Russian Federation	Coldwell Banker LLC	2010724831
COLDWELL BANKER COMMERCIAL	Russian Federation	Coldwell Banker LLC	2010725394
COLDWELL BANKER	Russian Federation	Coldwell Banker LLC	2010725395
COLDWELL BANKER PREVIEWS	Bahamas	Coldwell Banker Corporation	20247	20247
COLDWELL BANKER COMMERCIAL	Bahamas	Coldwell Banker Corporation	20763	20763
COLDWELL BANKER PROPERTI & CB Design	Indonesia	Coldwell Banker LLC	20822-20970	519595
COLDWELL BANKER PREVIEWS	Antigua and Barbuda	Coldwell Banker LLC	2130	2130
PREVIEWS	Mexico	Coldwell Banker LLC	213821	493374
PREVIEWS	Mexico	Coldwell Banker LLC	213822	503301
COLDWELL BANKER CB & Design	St. Lucia	Coldwell Banker Corporation	214/97	214/97
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker LLC	2150397	2150397
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker LLC	2150408	2150408
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker LLC	2185011	2185011
COLDWELL BANKER COMMERCIAL	United Kingdom	Coldwell Banker LLC	2185014	2185014
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	2185020	2185020
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker LLC	219301	544515
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker LLC	220127	495425
COLDWELL BANKER COMMERCIAL & Design	Antigua and Barbuda	Coldwell Banker LLC	2238	2238
COLDWELL BANKER	Thailand	Coldwell Banker Corporation	227806	Bor 18817
COLDWELL BANKER CB & Design	Thailand	Coldwell Banker Corporation	227807	Bor 18816
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker Corporation	227808	Bor 18815
CB & Design	Thailand	Coldwell Banker Corporation	227809	Bor 18814
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker LLC	2354151	2354151
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker LLC	2354152	2354152
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Cayman Islands	Coldwell Banker Corporation	2405562	2405562

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	United Kingdom	Coldwell Banker LLC	2405562	2405562
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation	25344-05	277582
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation	25345-05	45005
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation	25462-97	209784
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation	25463-97	9309
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation	25465-97	9310
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation	25466-97	209785
COLDWELL BANKER	Fiji	Coldwell Banker Corporation	268/98	268/98
COLDWELL BANKER CB & Design	Fiji	Coldwell Banker Corporation	269/98	269/98
COLDWELL BANKER PREVIEWS	Fiji	Coldwell Banker Corporation	270/98	270/98
COLDWELL BANKER COMMERCIAL	Fiji	Coldwell Banker Corporation	271/98	271/98
COLDWELL BANKER	New Zealand	Coldwell Banker LLC	272215	272215
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker LLC	272216	272216
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker LLC	272217	272217
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker LLC	27277	27277
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker LLC	27278	27278
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker LLC	27279	27279
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker LLC	27280	27280
COLDWELL BANKER	Paraguay	Coldwell Banker LLC	27311	291782
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker LLC	27312	356214
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker LLC	27313	280547
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker LLC	27314	344638
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker LLC	27315	347457
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker LLC	27316	347455

COLDWELL BANKER	Paraguay	Coldwell Banker LLC	27317	347454
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker LLC	27318	347453
COLDWELL BANKER	Monaco	Coldwell Banker LLC	27749	726256
COLDWELL BANKER COMMERCIAL	Monaco	Coldwell Banker LLC	27750	726257
COLDWELL BANKER COMMERCIAL CB & Design	Monaco	Coldwell Banker LLC	27751	726258
COLDWELL BANKER CB & Design	Monaco	Coldwell Banker LLC	27752	726259
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Monaco	Coldwell Banker LLC	27753	726260
COLDWELL BANKER PREVIEWS	Trinidad and Tobago	Coldwell Banker LLC	27946	27946
Coldwell Banker Commercial CB & Design	Angola	Coldwell Banker LLC	28.223
Coldwell Banker Commercial CB & Design	Angola	Coldwell Banker LLC	28.224
Coldwell Banker CB & Design	Angola	Coldwell Banker LLC	28.225
Coldwell Banker CB & Design	Angola	Coldwell Banker LLC	28.226
COLDWELL BANKER	Angola	Coldwell Banker LLC	28.227
COLDWELL BANKER	Angola	Coldwell Banker LLC	28.228
Coldwell Banker Commercial	Angola	Coldwell Banker LLC	28.229
Coldwell Banker Commercial	Angola	Coldwell Banker LLC	28.23
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Angola	Coldwell Banker LLC	28.231
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Angola	Coldwell Banker LLC	28.232
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker LLC	2800741	2269123
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker LLC	2800742	2269124
COLDWELL BANKER	Qatar	Coldwell Banker LLC	28126	28126
COLDWELL BANKER CB & Design	Qatar	Coldwell Banker LLC	28127	28127
COLDWELL BANKER COMMERCIAL	Qatar	Coldwell Banker LLC	28128	28128

COLDWELL BANKER COMMERCIAL CB & Design	Qatar	Coldwell Banker LLC	28129	28129
COLDWELL BANKER COMMERCIAL	Trinidad and Tobago	Coldwell Banker Corporation	28332	28332
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahamas	Coldwell Banker Corporation	28828
COLDWELL BANKER	Bermuda	Coldwell Banker LLC	28879	28879
COLDWELL BANKER	Bermuda	Coldwell Banker LLC	28880	28880
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker LLC	28881	28881
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker LLC	28882	28882
COLDWELL BANKER	Argentina	Coldwell Banker Corporation	2925022
COLDWELL BANKER	Argentina	Coldwell Banker Corporation	2925023
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker LLC	29302	29302
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker LLC	29303	29303
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker LLC	2952537	2386226
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker LLC	2952538	2386227
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Argentina	Coldwell Banker LLC	2952539	2386229
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Argentina	Coldwell Banker LLC	2952540	2386230
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker LLC	296125	296125
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker LLC	296126	296126
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker LLC	296127	296127
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker LLC	29771	29771
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker LLC	29772	29772
COLDWELL BANKER CB & Design	Switzerland	Coldwell Banker LLC	2987/1998	454925
COLDWELL BANKER COMMERCIAL	Switzerland	Coldwell Banker LLC	2988/1998	454942
COLDWELL BANKER	Switzerland	Coldwell Banker LLC	2989/1998	454943

COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation	299/97	299/97
COLDWELL BANKER PREVIEWS	Switzerland	Coldwell Banker LLC	2990/1998	454944
COLDWELL BANKER PREVIEWS	Dominica	Coldwell Banker Corporation	Mar-99	Mar-99
COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation	300/97	300/97
COLDWELL BANKER	Uruguay	Coldwell Banker LLC	309085	309085
COLDWELL BANKER CB & Design	Uruguay	Coldwell Banker LLC	309086	309086
COLDWELL BANKER COMMERCIAL	Uruguay	Coldwell Banker LLC	309087	309087
COLDWELL BANKER PREVIEWS	Uruguay	Coldwell Banker LLC	309088	309088
COLDWELL BANKER COMMERCIAL	Malta	Coldwell Banker Corporation	31122	31122
COLDWELL BANKER PREVIEWS	Malta	Coldwell Banker Corporation	31123	31123
COLDWELL BANKER CB & Design	Malta	Coldwell Banker Corporation	31124	31124
COLDWELL BANKER	Malta	Coldwell Banker Corporation	31125	31125
COLDWELL BANKER	Ireland	Coldwell Banker LLC	3113/98	210114
COLDWELL BANKER CB & Design	Ireland	Coldwell Banker LLC	3114/98	210115
COLDWELL BANKER COMMERCIAL	Ireland	Coldwell Banker LLC	3115/98	210116
COLDWELL BANKER PREVIEWS	Ireland	Coldwell Banker LLC	3116/98	210117
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Lebanon	Coldwell Banker LLC	3245	107129
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation	327-97	208476
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation	328-97	8947
COLDWELL BANKER	Portugal	Coldwell Banker LLC	330677	330677
COLDWELL BANKER PREVIEWS	Portugal	Coldwell Banker LLC	330678	330678
COLDWELL BANKER COMMERCIAL	Portugal	Coldwell Banker LLC	330679	330679
COLDWELL BANKER CB & Design	Portugal	Coldwell Banker LLC	330680	330680
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Peru	Coldwell Banker LLC	331256	50397

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Peru	Coldwell Banker LLC	331258	137200
COLDWELL BANKER COMMERCIAL CB & Design	Peru	Coldwell Banker LLC	331260	136447
COLDWELL BANKER COMMERCIAL CB & Design	Peru	Coldwell Banker LLC	331261	50398
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker LLC	3467/98	72879
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker LLC	3468/98	73346
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker LLC	3469/98	5595
COLDWELL BANKER	Honduras	Coldwell Banker LLC	3470/98	72784
COLDWELL BANKER	Honduras	Coldwell Banker LLC	3471/98	5039
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker LLC	3472/98	72783
COLDWELL BANKER	Georgia	Coldwell Banker LLC	34736	16868
COLDWELL BANKER COMMERCIAL	Georgia	Coldwell Banker LLC	34737	16869
COLDWELL BANKER PREVIEWS INTERNATIONAL	Georgia	Coldwell Banker LLC	34738	16870
COLDWELL BANKER CB & Design	Georgia	Coldwell Banker LLC	34739	16871
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker LLC	3479/98	5040
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker LLC	3480/98	5038
COLDWELL BANKER CB & Design	Chile	Coldwell Banker LLC	361.092	798620
COLDWELL BANKER	Kuwait	Coldwell Banker Corporation	36128	32264
COLDWELL BANKER CB & Design	Kuwait	Coldwell Banker Corporation	36129	32384
COLDWELL BANKER	Dominican Republic	Coldwell Banker Corporation	363968	93287
COLDWELL BANKER	Chile	Coldwell Banker LLC	364.683	798619
CB & Design	Australia	Coldwell Banker LLC	366321	366321
CB & Design	Australia	Coldwell Banker LLC	366323	366323
COLDWELL BANKER	Thailand	Coldwell Banker LLC	368287	Khor97339
COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker LLC	368288	Khor101571

COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker LLC	368289	Bor8826
COLDWELL BANKER	Oman	Coldwell Banker Corporation	36879	36879
COLDWELL BANKER	Oman	Coldwell Banker Corporation	36880	36880
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker Corporation	36881	36881
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker Corporation	36882	36882
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker Corporation	36883	36883
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker Corporation	36884	36884
COLDWELL BANKER CB & Design	Oman	Coldwell Banker Corporation	36885	36885
COLDWELL BANKER CB & Design	Oman	Coldwell Banker Corporation	36886	36886
COLDWELL BANKER COMMERCIAL	Western Samoa	Coldwell Banker Corporation	3801	3801
COLDWELL BANKER PREVIEWS	Western Samoa	Coldwell Banker Corporation	3802	3802
COLDWELL BANKER CB & Design	Western Samoa	Coldwell Banker Corporation	3803	3803
COLDWELL BANKER	Western Samoa	Coldwell Banker Corporation	3804	3804
COLDWELL BANKER	Germany	Coldwell Banker LLC	398 21 061.6	398 21 061
COLDWELL BANKER CB & Design	Germany	Coldwell Banker LLC	398 21 062.4	298 21 062
COLDWELL BANKER COMMERCIAL	Germany	Coldwell Banker LLC	398 21 063.2	398 21 063
COLDWELL BANKER PREVIEWS	Germany	Coldwell Banker LLC	398 21 064.0	398 21 064
COLDWELL BANKER COMMERCIAL CB & Design	Bahrain	Coldwell Banker LLC	39877	39877
COLDWELL BANKER CB & Design	Dominica	Coldwell Banker Corporation	Apr-99	Apr-99
COLDWELL BANKER	Peru	Coldwell Banker LLC	40117	40817
COLDWELL BANKER	Peru	Coldwell Banker LLC	40118	12571
COLDWELL BANKER CB & Design	Peru	Coldwell Banker LLC	40119	12652
COLDWELL BANKER CB & Design	Peru	Coldwell Banker LLC	40120	41437
COLDWELL BANKER	Jamaica	Coldwell Banker Corporation	41298	41298
COLDWELL BANKER	Kazakhstan	Coldwell Banker LLC	41452	29047

COLDWELL BANKER CB & Design	Kazakhstan	Coldwell Banker LLC	41453	29048
COLDWELL BANKER COMMERCIAL	Kazakhstan	Coldwell Banker LLC	41454	29049
COLDWELL BANKER COMMERCIAL CB & Design	Kazakhstan	Coldwell Banker LLC	41455	28866
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Kazakhstan	Coldwell Banker LLC	41456	29338
COLDWELL BANKER PREVIEWS	Viet Nam	Coldwell Banker LLC	41500	43732
COLDWELL BANKER COMMERCIAL	Viet Nam	Coldwell Banker LLC	41501	42111
COLDWELL BANKER UNIVERSITY	Viet Nam	Coldwell Banker LLC	4-2010-19907
COLDWELL BANKER UNIVERSITY & Cap in Circle Design (in color)	Viet Nam	Coldwell Banker LLC	4-2010-19908
WE NEVER STOP MOVING	Viet Nam	Coldwell Banker LLC	4-2010-24877
YOUR PERFECT PARTNER	Viet Nam	Coldwell Banker LLC	4-2010-24878
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Viet Nam	Coldwell Banker LLC	4-2010-24879
COLDWELL BANKER COMMERCIAL CB & Design	Viet Nam	Coldwell Banker LLC	4-2010-24880
COLDWELL BANKER	Philippines	Coldwell Banker LLC	4-2011-501604
COLDWELL BANKER COMMERCIAL	Philippines	Coldwell Banker LLC	4-2011-501606
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Philippines	Coldwell Banker LLC	4-2011-501609
COLDWELL BANKER CB & Design	Philippines	Coldwell Banker LLC	4-2011-501612
COLDWELL BANKER COMMERCIAL	Yemen, Republic of	Coldwell Banker LLC	42182	34249
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Yemen, Republic of	Coldwell Banker LLC	42183	34250
COLDWELL BANKER COMMERCIAL CB & Design	Yemen, Republic of	Coldwell Banker LLC	42184	34251
COLDWELL BANKER CB & Design	Yemen, Republic of	Coldwell Banker LLC	42185	34252
COLDWELL BANKER	Yemen, Republic of	Coldwell Banker LLC	42186	34253

COLDWELL BANKER	Yemen, Republic of	Coldwell Banker LLC	42187	34254
COLDWELL BANKER CB & Design	Yemen, Republic of	Coldwell Banker LLC	42188	34255
COLDWELL BANKER COMMERCIAL CB & Design	Yemen, Republic of	Coldwell Banker LLC	42189	34256
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Yemen, Republic of	Coldwell Banker LLC	42190	34257
COLDWELL BANKER COMMERCIAL	Yemen, Republic of	Coldwell Banker LLC	42191	34258
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker LLC	436.727	867247
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker LLC	436.728	867246
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker LLC	436.729	867245
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker LLC	436.73	867244
COLDWELL BANKER	Chile	Coldwell Banker LLC	436.731	867243
COLDWELL BANKER CB & Design	Chile	Coldwell Banker LLC	436.732	867248
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker LLC	45008	45008
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker LLC	45009	45009
COLDWELL BANKER COMMERCIAL	Korea, Republic of	Coldwell Banker LLC	4520062798	4521287
COLDWELL BANKER COMMERCIAL CB & Design	Korea, Republic of	Coldwell Banker LLC	4520062800	4520883
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Korea, Republic of	Coldwell Banker LLC	4520074781	4526152
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker LLC	454607	692903
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker LLC	454608	689478
COLDWELL BANKER	Austria	Coldwell Banker LLC	4675/98	179094
COLDWELL BANKER COMMERCIAL	Austria	Coldwell Banker LLC	4676/98	179095
COLDWELL BANKER PREVIEWS	Austria	Coldwell Banker LLC	4677/98	179096
COLDWELL BANKER CB & Design	Austria	Coldwell Banker LLC	4678/98	179097

CB & Design	Benelux	Coldwell Banker LLC	47243	383644
COLDWELL BANKER	Benelux	Coldwell Banker LLC	47244	383645
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Austria	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Benelux	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bulgaria	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Cyprus, Republic of	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Czech Republic	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Denmark	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Estonia	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	European Community	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Finland	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	France	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Germany	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Greece	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Hungary	Coldwell Banker LLC	4725041	4725041

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ireland	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Italy	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Latvia	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Lithuania	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Malta	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Poland	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Portugal	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Romania	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Slovakia	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Slovenia	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Spain	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Sweden	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	United Kingdom	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER	Canada	Coldwell Banker LLC	475815	305849
CB & Design	Canada	Coldwell Banker LLC	475816	288117
COLDWELL BANKER	United Arab Emirates	Coldwell Banker Corporation	48337	52794

COLDWELL BANKER CB & Design	United Arab Emirates	Coldwell Banker Corporation	48338	52795
COLDWELL BANKER COMMERCIAL	United Arab Emirates	Coldwell Banker Corporation	48339	59487
COLDWELL BANKER COMMERCIAL CB & Design	United Arab Emirates	Coldwell Banker Corporation	48340	59486
COLDWELL BANKER COMMERCIAL	Macau	Coldwell Banker Corporation	4837	4837
COLDWELL BANKER COMMERCIAL	Macau	Coldwell Banker Corporation	4838	4838
COLDWELL BANKER PREVIEWS	Macau	Coldwell Banker Corporation	4839	4839
COLDWELL BANKER PREVIEWS	Macau	Coldwell Banker Corporation	4840	4840
COLDWELL BANKER CB & Design	Macau	Coldwell Banker Corporation	4841	4841
COLDWELL BANKER CB & Design	Macau	Coldwell Banker Corporation	4842	4842
COLDWELL BANKER	Macau	Coldwell Banker Corporation	4843	4843
COLDWELL BANKER	Macau	Coldwell Banker Corporation	4844	4844
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker LLC	48487	48487
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker LLC	48488	48488
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker LLC	485909	485909
COLDWELL BANKER	Australia	Coldwell Banker LLC	485910	485910
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker LLC	491	391/162
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker LLC	492	390/162
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker Corporation	49664	95525
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker Corporation	49668	95526
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (People's Republic)	Coldwell Banker LLC	4991660	4991660
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (People's Republic)	Coldwell Banker LLC	4991661
COLDWELL BANKER	Dominica	Coldwell Banker Corporation	May-99	May-99
COLDWELL BANKER	Bahrain	Coldwell Banker LLC	5051	5051

COLDWELL BANKER CB & Design	Bahrain	Coldwell Banker LLC	5052	5052
COLDWELL BANKER COMMERCIAL	Bahrain	Coldwell Banker LLC	5053	5053
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker LLC	50979	50979
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker LLC	50980	50980
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker LLC	50981	50981
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker LLC	50982	50982
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker LLC	50983	50983
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker LLC	50984	50984
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker LLC	50985	50985
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker LLC	50986	50986
PREVIEWS	Canada	Coldwell Banker LLC	516910	312761
COLDWELL BANKER	Antigua and Barbuda	Coldwell Banker Corporation	5192	5192
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	5202	5202
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Belize	Coldwell Banker LLC	5230	5230.08
COLDWELL BANKER COMMERCIAL	Belize	Coldwell Banker LLC	5231	5231.08
COLDWELL BANKER COMMERCIAL CB & Design	Belize	Coldwell Banker LLC	5232	5232.08
COLDWELL BANKER	Belize	Coldwell Banker LLC	5233	5233.08
COLDWELL BANKER COMMERCIAL CB & Design	Belize	Coldwell Banker LLC	5234	5234.08
COLDWELL BANKER	Belize	Coldwell Banker LLC	5235	5235.08
COLDWELL BANKER COMMERCIAL CB & Design	European Community	Coldwell Banker LLC	5237029	5237029
COLDWELL BANKER CB & Design	Canada	Coldwell Banker LLC	524800	348510
COLDWELL BANKER PREVIEWS INTERNATIONAL	Haiti	Coldwell Banker LLC	541-A	112-148
COLDWELL BANKER PREVIEWS INTERNATIONAL	Haiti	Coldwell Banker LLC	542-A	113-148

COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker LLC	55484	55484
COLDWELL BANKER PREVIEWS	Jordan	Coldwell Banker LLC	55485	55485
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker LLC	56185	56185
COLDWELL BANKER	Jordan	Coldwell Banker LLC	56186	56186
COLDWELL BANKER COMMERCIAL	Kuwait	Coldwell Banker Corporation	57402	59879
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker LLC	574980	574980
CB & Design	Australia	Coldwell Banker LLC	574981	574981
COLDWELL BANKER COMMERCIAL	Australia	Coldwell Banker LLC	574982	574982
COLDWELL BANKER	Australia	Coldwell Banker LLC	574983	574983
COLDWELL BANKER CB & Design	Australia	Coldwell Banker LLC	575125	575125
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovakia	Coldwell Banker LLC	5801-2005	214570
COLDWELL BANKER COMMERCIAL	Slovakia	Coldwell Banker LLC	5802-2005	214571
COLDWELL BANKER	Slovakia	Coldwell Banker LLC	5803-2005	214572
COLDWELL BANKER CB & Design	Slovakia	Coldwell Banker LLC	5804-2005	214573
COLDWELL BANKER	Hong Kong	Coldwell Banker Corporation	5842/92	4023
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker Corporation	5843/92	4024
COLDWELL BANKER COMMERCIAL & Design	Hong Kong	Coldwell Banker Corporation	5844/92	4025
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker Corporation	5845/92	3511
CB & Design	Hong Kong	Coldwell Banker Corporation	5846/92	3512
PREVIEWS	Japan	Coldwell Banker LLC	59-133140	2111528
EXPECT THE BEST	Canada	Coldwell Banker LLC	597708	387686
COLDWELL BANKER COMMERCIAL CB & Design	Kuwait	Coldwell Banker Corporation	61814	55596
COLDWELL BANKER COMMERCIAL	Canada	Coldwell Banker LLC	628871	397708
COLDWELL BANKER	France	Coldwell Banker LLC	631430	1205213
PREVIEWS	Canada	Coldwell Banker LLC	641461	405992
BLUE RIBBON AWARD	Canada	Coldwell Banker LLC	653358	403169

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Puerto Rico	Coldwell Banker LLC	66733
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Puerto Rico	Coldwell Banker LLC	66734
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker LLC	6728	185408
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker LLC	6729	187757
COLDWELL BANKER	Turkey	Coldwell Banker LLC	6730	187775
COLDWELL BANKER	Turkey	Coldwell Banker LLC	6731	187815
COLDWELL BANKER	Papua New Guinea	Coldwell Banker LLC	68023	A68023
COLDWELL BANKER CB & Design	Papua New Guinea	Coldwell Banker LLC	68024	A68024
COLDWELL BANKER PREVIEWS	Austria	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Benelux	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Bulgaria	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Czech Republic	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Denmark	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Estonia	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	European Community	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Finland	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	France	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Germany	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Greece	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Hungary	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Ireland	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Italy	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Latvia	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Lithuania	Coldwell Banker LLC	685040	685040

COLDWELL BANKER PREVIEWS	Malta	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Poland	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Portugal	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Romania	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Slovakia	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Slovenia	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Spain	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	Sweden	Coldwell Banker LLC	685040	685040
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker LLC	685040	685040
INTERNATIONAL RESORT PROPERTY NETWORK	Canada	Coldwell Banker LLC	700189	466679
BEST SELLER	Canada	Coldwell Banker LLC	700941	458215
COLDWELL BANKER	Australia	Coldwell Banker LLC	726957	726957
COLDWELL BANKER	Australia	Coldwell Banker LLC	727940	727940
COLDWELL BANKER	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7420	7420
COLDWELL BANKER COMMERCIAL	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7421	7421
COLDWELL BANKER CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7422	7422
COLDWELL BANKER COMMERCIAL CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7423	7423
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7435	7435
COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation	744349	744349
COLDWELL BANKER	India	Coldwell Banker Corporation	744350	744350
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker LLC	747841	915747
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker LLC	747843	915748
CELEBRATE CANADA WITH COLDWELL BANKER & Design	Canada	Coldwell Banker LLC	760138	476847

COLDWELL BANKER CB & Design	Puerto Rico	Coldwell Banker LLC	76260
COLDWELL BANKER	Puerto Rico	Coldwell Banker LLC	76261
BEST BUYER HOME FACTS	Canada	Coldwell Banker LLC	766627	458949
COLDWELL BANKER	Taiwan	Coldwell Banker LLC	77020887	41372
COLDWELL BANKER & Design	Taiwan	Coldwell Banker LLC	77020889	41936
SUPPORT YOU CAN COUNT ON & Design	Canada	Coldwell Banker LLC	776074	497604
SUPPORT YOU CAN COUNT ON	Canada	Coldwell Banker LLC	776075	497595
COLDWELL BANKER	Saudi Arabia	Coldwell Banker LLC	77790	708/72
COLDWELL BANKER CB & Design	Saudi Arabia	Coldwell Banker LLC	77791	708/73
COLDWELL BANKER COMMERCIAL	Saudi Arabia	Coldwell Banker LLC	77792	708/74
COLDWELL BANKER COMMERCIAL CB & Design	Saudi Arabia	Coldwell Banker LLC	77793	688/94
COLDWELL BANKER PREVIEWS	Saudi Arabia	Coldwell Banker LLC	77794	708/75
COLDWELL BANKER PREVIEWS	Australia	Coldwell Banker LLC	784897	784897
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker LLC	78571	78571
COLDWELL BANKER	Jordan	Coldwell Banker LLC	78572	78572
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker LLC	78573	78573
COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker LLC	78574	78574
COLDWELL BANKER CB & Design	Taiwan	Coldwell Banker LLC	79021407	49508
CB Design	Taiwan	Coldwell Banker LLC	79021408	49072
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker LLC	79149	79149
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bulgaria	Coldwell Banker LLC	79649	59662
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker LLC	79650	59663
COLDWELL BANKER	Bulgaria	Coldwell Banker LLC	79651	59664
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker LLC	79652	59665
COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker LLC	81/10083	81/10083

COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker LLC	81/10084	81/10084
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker LLC	81/11687	81/11687
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker LLC	81/11688	81/11688
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker LLC	81/13146	81/13146
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker LLC	81/13147	81/13147
COLDWELL BANKER	Barbados	Coldwell Banker LLC	81/8844	81/8844
COLDWELL BANKER	Barbados	Coldwell Banker LLC	81/8845	81/8845
COLDWELL BANKER	Japan	Coldwell Banker LLC	8-126344	4234028
COLDWELL BANKER CB & Design	Japan	Coldwell Banker LLC	8-126345	4234029
COLDWELL BANKER	Brazil	Coldwell Banker LLC	819804479	819804479
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	819804487	819804487
COLDWELL BANKER	Brazil	Coldwell Banker LLC	819804495	819804495
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	819804509	819804509
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker LLC	821405527	821405527
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker LLC	821405535	821405535
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker LLC	821405543	821405543
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker LLC	821405551	821405551
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	824021550	824021550
COLDWELL BANKER	Brazil	Coldwell Banker LLC	824021568	824021568
ULTIMATE SERVICE & Design	Canada	Coldwell Banker LLC	837397	493322
ULTIMATE SERVICE	Canada	Coldwell Banker LLC	837398	493320
ULTIMATE SERVICE & Color Design	Canada	Coldwell Banker LLC	837399	493319
COLDWELL BANKER CB & Design	Panama	Coldwell Banker LLC	84324	84324
COLDWELL BANKER CB & Design	Panama	Coldwell Banker LLC	84325	84325
COLDWELL BANKER	Panama	Coldwell Banker LLC	85644	85644
COLDWELL BANKER	Panama	Coldwell Banker LLC	85645	85655

COLDWELL BANKER COMMERCIAL	Taiwan	Coldwell Banker LLC	87042618	154261
COLDWELL BANKER PREVIEWS	Taiwan	Coldwell Banker LLC	87042619	154262
COLDWELL BANKER COMMERCIAL & Design	Canada	Coldwell Banker LLC	873439	539972
COLDWELL BANKER	Malaysia	Coldwell Banker Corporation	88-02130	88-02130
COLDWELL BANKER COMMERCIAL & Design	Malaysia	Coldwell Banker Corporation	88-02131	88-02131
COLDWELL BANKER COMMERCIAL	China (People's Republic)	Coldwell Banker LLC	8903351	508583
COLDWELL BANKER COMMERCIAL	Austria	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Benelux	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Czech Republic	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Denmark	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Estonia	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	European Community	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Finland	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	France	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Germany	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Greece	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Hungary	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Ireland	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Italy	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Latvia	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Lithuania	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Malta	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Poland	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Portugal	Coldwell Banker LLC	896621	896621

COLDWELL BANKER COMMERCIAL	Romania	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Slovakia	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Slovenia	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Spain	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	Sweden	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL	United Kingdom	Coldwell Banker LLC	896621	896621
COLDWELL BANKER	Haiti	Coldwell Banker LLC	898	82/160
COLDWELL BANKER	Haiti	Coldwell Banker LLC	899	83/160
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker LLC	900	84/160
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker LLC	901	85/160
COLDWELL BANKER PREVIEWS	Benelux	Coldwell Banker LLC	904394	621373
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker LLC	92100	68
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker LLC	92101	67
COLDWELL BANKER	Ecuador	Coldwell Banker LLC	92102	66
COLDWELL BANKER	Ecuador	Coldwell Banker LLC	92103	65
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker LLC	92104	64
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker LLC	92105	63
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker LLC	92106	61
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker LLC	92107	62
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker LLC	9286	9286
COLDWELL BANKER COMMERCIAL & Design	Gibraltar	Coldwell Banker LLC	9287	9287
COLDWELL BANKER	Gibraltar	Coldwell Banker LLC	9288	9288
COLDWELL BANKER	Gibraltar	Coldwell Banker LLC	9290	9290
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker LLC	9291	9291
COLDWELL BANKER COMMERCIAL	Gibraltar	Coldwell Banker LLC	9292	9292
COLDWELL BANKER	Singapore	Coldwell Banker LLC	9294/96	T96/09294A

COLDWELL BANKER	Singapore	Coldwell Banker LLC	9295/96	T96/09295Z
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker LLC	9296/96	T96/09296H
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker LLC	9297/96	T96/09297F
COLDWELL BANKER CB & Design	China (People's Republic)	Coldwell Banker LLC	9306842	779264
COLDWELL BANKER	China (People's Republic)	Coldwell Banker LLC	93068431	779263
COLDWELL BANKER COMMERCIAL	Singapore	Coldwell Banker LLC	9313/98	T98/09313I
COLDWELL BANKER COMMERCIAL	Singapore	Coldwell Banker LLC	9314/98	T9809314G
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker LLC	9315/98	T98/09315E
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker LLC	9316/98	T98/09316C
COLDWELL BANKER	China (People's Republic)	Coldwell Banker LLC	940002713	508584
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker LLC	95108	95108
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker LLC	95111	95111
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker LLC	95119	95119
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker LLC	95120	95120
COLDWELL BANKER	Morocco	Coldwell Banker Corporation	95826	95826
COLDWELL BANKER CB & Design	Morocco	Coldwell Banker Corporation	95827	95827
COLDWELL BANKER	Colombia	Coldwell Banker LLC	96 058578	201244
COLDWELL BANKER	Colombia	Coldwell Banker LLC	96 058579	200927
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker LLC	96 058580	200951
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker LLC	96 058581	200508
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker LLC	9615594	9615594
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker LLC	9615595	9615595
COLDWELL BANKER	South Africa	Coldwell Banker LLC	9615596	9615596
COLDWELL BANKER	South Africa	Coldwell Banker LLC	9615597	9615597
COLDWELL BANKER COMMERCIAL	Morocco	Coldwell Banker Corporation	96356	96356
COLDWELL BANKER PREVIEWS INTERNATIONAL	Morocco	Coldwell Banker Corporation	96357	96357

COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker LLC	9718988	9718988
COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker LLC	9718989	9718989
COLDWELL BANKER PREVIEWS	France	Coldwell Banker LLC	97703392	97703392
COLDWELL BANKER PREVIEWS	France	Coldwell Banker LLC	97703397	97703397
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker LLC	98 075970	226225
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker LLC	98 075971	226236
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker LLC	98 075972	226235
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker LLC	98 075973	226234
COLDWELL BANKER	Nicaragua	Coldwell Banker Corporation	98-00950	39641
COLDWELL BANKER	Nicaragua	Coldwell Banker LLC	98-00951	39849
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker LLC	98-00952	39861
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker LLC	98-00953	40325
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker Corporation	98-00954	39850
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker LLC	98-00955	39862
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker LLC	98-00956	40289
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker Corporation	98-00957	40271
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker Corporation	98011330
COLDWELL BANKER	Estonia	Coldwell Banker LLC	9801766	31481
COLDWELL BANKER CB & Design	Estonia	Coldwell Banker LLC	9801767	31482
COLDWELL BANKER COMMERCIAL	Estonia	Coldwell Banker LLC	9801768	31483
COLDWELL BANKER PREVIEWS	Estonia	Coldwell Banker LLC	9801769	31484
COLDWELL BANKER	Norway	Coldwell Banker LLC	9803109	193419
COLDWELL BANKER PREVIEWS	Norway	Coldwell Banker LLC	9803110	193420
COLDWELL BANKER COMMERCIAL	Norway	Coldwell Banker LLC	9803111	193421
COLDWELL BANKER CB & Design	Norway	Coldwell Banker LLC	9803112	193422
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker LLC	98-11342	98-11342

COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker LLC	98-11343	98-11343
COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker LLC	98-11344	98-11344
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker LLC	98-11345	98-11345
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker LLC	98-11346	98-11346
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker LLC	9815096	9815096
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker LLC	9815097	9815097
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker LLC	98-1619	106206
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker LLC	98-1620	106207
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker LLC	98-1621	106208
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker LLC	98-1622	106209
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker LLC	98-1623	106210
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker LLC	98-1624	106211
COLDWELL BANKER	Guatemala	Coldwell Banker LLC	98-1625	118092
COLDWELL BANKER	Guatemala	Coldwell Banker LLC	98-1626	106212
COLDWELL BANKER	Sweden	Coldwell Banker LLC	98-2806	335804
COLDWELL BANKER PREVIEWS	Sweden	Coldwell Banker LLC	98-2807	363102
COLDWELL BANKER COMMERCIAL	Sweden	Coldwell Banker LLC	98-2809	335805
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker LLC	98-2810	363103
COLDWELL BANKER COMMERCIAL	France	Coldwell Banker LLC	98765497	98765497
COLDWELL BANKER COMMERCIAL	China (People's Republic)	Coldwell Banker LLC	9900020454	1487631
COLDWELL BANKER PREVIEWS	China (People's Republic)	Coldwell Banker LLC	9900020455	1487632
COLDWELL BANKER CB & Design	Dominican Republic	Coldwell Banker Corporation	99146747	93286
COLDWELL BANKER COMMERCIAL	Papua New Guinea	Coldwell Banker Corporation	A61875	A61875
COLDWELL BANKER PREVIEWS	Papua New Guinea	Coldwell Banker Corporation	A61876	A61876
COLDWELL BANKER	Papua New Guinea	Coldwell Banker Corporation	A61877	A61877
COLDWELL BANKER CB & Design	Papua New Guinea	Coldwell Banker Corporation	A61878	A61878

COLDWELL BANKER	Albania	Coldwell Banker LLC	AL-M-05-00353	10833
COLDWELL BANKER PREVIEWS INTERNATIONAL	Albania	Coldwell Banker LLC	AL-M-05-00354	10837
COLDWELL BANKER COMMERCIAL	Albania	Coldwell Banker LLC	AL-M-05-00355	10838
COLDWELL BANKER CB & Design	Albania	Coldwell Banker LLC	AL-M-05-00356	10839
COLDWELL BANKER	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059310A	BAZ059310
COLDWELL BANKER CB & Design	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059311A	BAZ059311
COLDWELL BANKER COMMERCIAL	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059312A	BAZ059312
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059313A	BAZ059313
COLDWELL	Germany	Coldwell Banker LLC	C41 447/36Wz	2021170
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker LLC	D05-26944	IDM000130452
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Curacao	Coldwell Banker LLC	D-600060	11910
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	St. Maarten	Coldwell Banker LLC	D-600060	11910
COLDWELL BANKER	Curacao	Coldwell Banker LLC	d-700505	13093
COLDWELL BANKER	St. Maarten	Coldwell Banker LLC	d-700505	13093
COLDWELL BANKER COMMERCIAL	Curacao	Coldwell Banker LLC	D-700506	13094
COLDWELL BANKER COMMERCIAL	St. Maarten	Coldwell Banker LLC	D-700506	13094
COLDWELL BANKER CB & Design	Curacao	Coldwell Banker LLC	D-700507	13095
COLDWELL BANKER CB & Design	St. Maarten	Coldwell Banker LLC	D-700507	13095
COLDWELL BANKER & Design	Indonesia	Coldwell Banker LLC	D98-06222	IDM000199247
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker LLC	D98-14056	IDM000183166
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker LLC	D98-14057	IDM000216375
COLDWELL BANKER	Indonesia	Coldwell Banker LLC	D98-14058	IDM000159048
COLDWELL BANKER COMMERCIAL & Design	Indonesia	Coldwell Banker LLC	D98-15684	IDM000025909

COLDWELL BANKER CB & Design	Tunisia	Coldwell Banker LLC	EE050057	EE050057
COLDWELL BANKER	Tunisia	Coldwell Banker LLC	EE050058	EE050058
COLDWELL BANKER PREVIEWS INTERNATIONAL	Tunisia	Coldwell Banker LLC	EE050778	EE050778
COLDWELL BANKER COMMERCIAL	Tunisia	Coldwell Banker LLC	EE050779	EE050779
COLDWELL BANKER	European Community	Coldwell Banker LLC	129197	129197
COLDWELL BANKER	Nigeria	Coldwell Banker LLC	F/TM/2010/11246
COLDWELL BANKER CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11247
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11248
COLDWELL BANKER COMMERCIAL CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11249
COLDWELL BANKER COMMERCIAL	Nigeria	Coldwell Banker LLC	F/TM/2010/11250
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11251
COLDWELL BANKER CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11252
COLDWELL BANKER	Nigeria	Coldwell Banker LLC	F/TM/2010/11253
COLDWELL BANKER COMMERCIAL CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11254
COLDWELL BANKER COMMERCIAL	Nigeria	Coldwell Banker LLC	F/TM/2010/11999
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker LLC	J05-26943	IDM000130451
COLDWELL BANKER	Indonesia	Coldwell Banker LLC	J96-25793	IDM000087139
COLDWELL BANKER CB & Design	Indonesia	Coldwell Banker LLC	J96-25794	IDM000087138
COLDWELL BANKER COMMERCIAL	Indonesia	Coldwell Banker LLC	J98-15117	IDM000216376
COLDWELL BANKER	Romania	Coldwell Banker LLC	M 2005 10239	71644
COLDWELL BANKER CB & Design	Romania	Coldwell Banker LLC	M 2005 10240	71665
COLDWELL BANKER PREVIEWS INTERNATIONAL	Romania	Coldwell Banker LLC	M 2005 10242	71664

COLDWELL BANKER COMMERCIAL CB & Design	Romania	Coldwell Banker LLC	M200608817	79530
COLDWELL BANKER	Ukraine	Coldwell Banker LLC	M200819165	123222
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ukraine	Coldwell Banker LLC	M200819166	123223
COLDWELL BANKER CB & Design	Ukraine	Coldwell Banker LLC	M200819168	123224
COLDWELL BANKER COMMERCIAL	Ukraine	Coldwell Banker LLC	M200819171	123225
COLDWELL BANKER	Latvia	Coldwell Banker LLC	M981682	M44821
COLDWELL BANKER CB & Design	Latvia	Coldwell Banker LLC	M981683	M44822
COLDWELL BANKER COMMERCIAL	Latvia	Coldwell Banker LLC	M981684	M44823
COLDWELL BANKER PREVIEWS	Latvia	Coldwell Banker LLC	M981685	M44824
COLDWELL BANKER CB & Design	Uzbekistan	Coldwell Banker LLC	MGU20080002	MGU 17220
COLDWELL BANKER COMMERCIAL CB & Design	Uzbekistan	Coldwell Banker LLC	MGU20080003	MGU 17476
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Uzbekistan	Coldwell Banker LLC	MGU20080004	MGU 17477
COLDWELL BANKER	Uzbekistan	Coldwell Banker LLC	MGU20080005	MGU 17273
COLDWELL BANKER COMMERCIAL	Uzbekistan	Coldwell Banker LLC	MGU20080006	MGU 17478
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	NA	51/05
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	NA	2446
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker LLC	T05/21302C	T05/21302C
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker LLC	T05/21304Z	T05/21304Z
COLDWELL BANKER	Finland	Coldwell Banker LLC	T199802570	214283
COLDWELL BANKER CB & Design	Finland	Coldwell Banker LLC	T199802571	216563
COLDWELL BANKER COMMERCIAL	Finland	Coldwell Banker LLC	T199802572	214284
COLDWELL BANKER PREVIEWS	Finland	Coldwell Banker LLC	T199802573	214285

COLDWELL BANKER	Italy	Coldwell Banker LLC	VI98C 000302	1319921
COLDWELL BANKER CB & Design	Italy	Coldwell Banker LLC	VI98C 000303	1319940
COLDWELL BANKER PREVIEWS	Italy	Coldwell Banker LLC	VI98C 000304	1319941
COLDWELL BANKER COMMERCIAL	Italy	Coldwell Banker LLC	VI98C 000305	1319942
COLDWELL BANKER CB & Design	Poland	Coldwell Banker LLC	Z-174261	122326
COLDWELL BANKER	Poland	Coldwell Banker LLC	Z-174262	122325
COLDWELL BANKER COMMERCIAL	Poland	Coldwell Banker LLC	Z191810	132539
COLDWELL BANKER PREVIEWS	Poland	Coldwell Banker LLC	Z-191811	132802
COLDWELL BANKER	Croatia	Coldwell Banker LLC	Z20051853A	Z20051853
COLDWELL BANKER CB & Design	Croatia	Coldwell Banker LLC	Z20051854A	Z20051854
COLDWELL BANKER COMMERCIAL	Croatia	Coldwell Banker LLC	Z20051855A	Z20051855
COLDWELL BANKER PREVIEWS INTERNATIONAL	Croatia	Coldwell Banker LLC	Z20051856A	Z20051856

*Coldwell Banker Corporation converted its corporate entity type and name to Coldwell Banker LLC on July 2, 2007. The recordal of that change is being made as renewals or other actions are taken in countries.

Realogy Corporation
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
REALOGY	Australia	Realogy Corporation	1217725	1217725
REALOGY: THE BUSINESS OF REAL ESTATE	Australia	Realogy Corporation	1217727	1217727
REALOGY	European Community	Realogy Corporation	007044597	007044547
REALOGY: THE BUSINESS OF REAL ESTATE	European Community	Realogy Corporation	007044548	007044548

NRT Utah LLC
Trademark Applications and Registrations**

Trademark	Owner Name	Application No.	Registration No.
UTAH REAL ESTATE SCHOOL NRT and Design	NRT Utah LLC	78883366	3222469
** On August 21, 2008, NRT Utah LLC assigned any common law rights it had to the roofline in the design mark listed above and the words “Utah Real Estate School” to The Lund Group, Inc. in connection with an asset purchase. However, this registration was not assigned since the mark contains the term “NRT”. The registration will either be voluntarily withdrawn by NRT Utah or eventually be cancelled by the PTO for failure to file a Section 8 Affidavit when it is due.
Burnet Realty LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
DISTINCTIVE HOMES	United States	Burnet Realty LLC	74085862	1712157
MAKING DREAMS COME HOME	United States	Burnet Realty LLC	78486327	3127865

World Real Estate Marketing LLC
Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
AdvisorRE (stylized)	United States	World Real Estate Marketing LLC	85103801	3999675
AdvisorRE & Connect to the Best. (stylized)	United States	World Real Estate Marketing LLC	85104151	4037290

COPYRIGHT AND COPYRIGHT APPLICATIONS
U.S. Copyright Registrations

Owner/Claimant Name	Title	Registration No.
Burnet Realty LLC	Real estate times - v. 78, no. 1.	TX-61-249
Burnet Realty LLC	Real estate times - v. 78, no. 2.	TX-71-213
Burnet Realty LLC	Real estate times - v. 79, no.1	TX-204-670
Burnet Realty LLC	Real estate times - v. 79, no. 2.	TX-276-031
Burnet Realty LLC	Real estate times - v. 79, no. 3.	TX-336-681

Century 21 Real Estate LLC	Century 21 sales performance system: coaches video ser.	PA-530-364
Century 21 Real Estate LLC	Century 21 sales performance system: sales associate video ser.	PA-530-367
Century 21 Real Estate LLC	2 & 1 Training Program	SR-132-952
Century 21 Real Estate LLC	Century 21 Sales Performance System	SR-133-677
Century 21 Real Estate LLC	Gold market analysis certificate	TX-1-570-001
Century 21 Real Estate LLC	21 Ways to Purchase Property	TX-1-570-002
Century 21 Real Estate LLC	Action Warranty	TX-1-570-003
Century 21 Real Estate LLC	21 Questions that Help Make a House Sell Faster	TX-1-570-004
Century 21 Real Estate LLC	Success Starts with a Super Image	TX-1-570-005
Century 21 Real Estate LLC	VIP Buyer Referral	TX-1-588-502
Century 21 Real Estate LLC	VIP Seller Referral	TX-1-664-218
Century 21 Real Estate LLC	Twenty-One	TX-2-229-537
Century 21 Real Estate LLC	VIP Training: Broker Overview	TX-2-647-998
Century 21 Real Estate LLC	Twenty-One	TX-2-300-041
Century 21 Real Estate LLC	Twenty-One	TX-2-304-240
Century 21 Real Estate LLC	Twenty-One	TX-2-333-788
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-337-742
Century 21 Real Estate LLC	Getting Ready Pre-Installation Guide	TX-2-349-485
Century 21 Real Estate LLC	Training Manual for Management.	TX 2-349-490
Century 21 Real Estate LLC	Training Manual for Administration	TX-2-349-491
Century 21 Real Estate LLC	CenturyNet Sales & Listing	TX-2-379-842
Century 21 Real Estate LLC	CenturyNet Management: Sales & Listing	TX-2-379-848
Century 21 Real Estate LLC	Twenty-One	TX-2-402-614
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-402-615
Century 21 Real Estate LLC	Twenty-One	TX-2-481-623
Century 21 Real Estate LLC	Twenty-One	TX-2-481-624
Century 21 Real Estate LLC	Twenty-One	TX-2-586-280
Century 21 Real Estate LLC	Twenty-One	TX-2-586-286
Century 21 Real Estate LLC	Twenty-One	TX-2-595-091
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-595-542
Century 21 Real Estate LLC	Business and Financial Planning	TX-2-637-007
Century 21 Real Estate LLC	Helping Yourself Through Effective Public Relations: Guidelines for Brokers.	TX-2-637-008
Century 21 Real Estate LLC	International Management Academy	TX-2-637-009
Century 21 Real Estate LLC	Century 21 Sales Performance System Coach's Guide	TX-2-637-051
Century 21 Real Estate LLC	Century 21 Military Relocation Network Sales Associates Training Program	TX-2-647-995
Century 21 Real Estate LLC	Century 21 Recruiting Presentation: User's Guide	TX-2-648-166
Century 21 Real Estate LLC	Listing Presentation Manual: Instructions	TX-2-652-844

Century 21 Real Estate LLC	Principles of Sales Management	TX-2-652-986
Century 21 Real Estate LLC	VIP Sales Associates Training	TX-2-652-988
Century 21 Real Estate LLC	Property Management Support System	TX-2-652-992
Century 21 Real Estate LLC	Listing Presentation Manual	TX-2-652-994
Century 21 Real Estate LLC	Managers as Leaders	TX-2-655-497
Century 21 Real Estate LLC	Management Development Course	TX-2-655-498
Century 21 Real Estate LLC	Century 21 Investment Practices Course	TX-2-655-509
Century 21 Real Estate LLC	Investment Specialist Course	TX-2-655-724
Century 21 Real Estate LLC	Investment Marketing Course	TX-2-655-725
Century 21 Real Estate LLC	Investment Qualification Course	TX-2-655-732
Century 21 Real Estate LLC	Twenty-One	TX-2-657-200
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-657-251
Century 21 Real Estate LLC	VIP Relocation Director's Training Course: No. 520	TX-2-662-352
Century 21 Real Estate LLC	Twenty-One	TX-2-668-404
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-668-405
Century 21 Real Estate LLC	CenturyWriter	TX-2-680-420
Century 21 Real Estate LLC	CenturyNet Guide	TX-2-684-378
Century 21 Real Estate LLC	Administrative Guide	TX-2-684-379
Century 21 Real Estate LLC	Quick Reference-Closing a Transaction-Management Sales & Listing	TX-2-684-414
Century 21 Real Estate LLC	Steps to Success: Regional Overview	TX-2-701-125
Century 21 Real Estate LLC	Steps to Success: Management	TX-2-707-972
Century 21 Real Estate LLC	CenturyNet 4.0 Conversion Training Manual	TX-2-707-973
Century 21 Real Estate LLC	Steps to Success: System Set-up	TX-2-707-974
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 101	TX-2-728-452
Century 21 Real Estate LLC	Steps to Success: Sales Associate Overview	TX-2-729-751
Century 21 Real Estate LLC	Steps to Success: Sales Tools	TX-2-729-752
Century 21 Real Estate LLC	Century 21 Presentation Flipchart Instruction Booklet	TX-2-732-090
Century 21 Real Estate LLC	Century 21 Investment Training: Investment Practices Course	TX-2-732-091
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-747-278
Century 21 Real Estate LLC	Twenty-One	TX-2-747-279
Century 21 Real Estate LLC	Property Management Support System	TX-2-789-745
Century 21 Real Estate LLC	Breaking Through: Recruiting Presentation, Flipchart Instructional Guide Booklet	TX-2-792-651
Century 21 Real Estate LLC	Managers as Leaders	TX-2-792-652
Century 21 Real Estate LLC	Century 21 Investment Training: Investment Specialist Course	TX-2-792-653
Century 21 Real Estate LLC	Century 21 Management Development Course	TX-2-792-668
Century 21 Real Estate LLC	Twenty-One	TX-2-865-201
Century 21 Real Estate LLC	Twenty-One	TX-2-865-202

Century 21 Real Estate LLC	Operation orbit chartbook and market share intelligence	TX 2-869-323
Century 21 Real Estate LLC	Operation orbit notebook of sessions topics	TX 2-892-959
Century 21 Real Estate LLC	CenturyNet FMP Installation and Utilities Guide	TX-2-997-372
Century 21 Real Estate LLC	Setup Guide	TX-2-997-373
Century 21 Real Estate LLC	Twenty-One	TX-3-011-037
Century 21 Real Estate LLC	Twenty-One	TX-3-011-041
Century 21 Real Estate LLC	Twenty-One	TX-3-025-275
Century 21 Real Estate LLC	Century 21 Sellers Service Pledge	TX-3-079-622
Century 21 Real Estate LLC	CenturyNet Financial Management Package: User's Guide	TX-3-086-254
Century 21 Real Estate LLC	Twenty-One	TX-3-088-127
Century 21 Real Estate LLC	Twenty-One	TX-3-092-347
Century 21 Real Estate LLC	Century 21 Buyer Service Pledge	TX-3-104-464
Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Workbook	TX-3-110-976
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 201 Relocation Director Referral Coordinator	TX-3-110-977
Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Guide	TX-3-110-978
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 301 Broker/Manager	TX-3-110-979
Century 21 Real Estate LLC	CenturyNet Financial Management Package, Version 2.2: FMP Installation & Utilities Guide	TX-3-133-457
Century 21 Real Estate LLC	CenturyNet Financial Management Package: Accounting User Guide	TX-3-137-445
Century 21 Real Estate LLC	Twenty-One	TX-3-197-652
Century 21 Real Estate LLC	Twenty-One	TX-3-197-653
Century 21 Real Estate LLC	Twenty-One	TX-3-200-633
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 102	TX-3-701-774
Century 21 Real Estate LLC	Recruiting Flipchart Coach's Guide	TX-3-788-291
Century 21 Real Estate LLC	1982 Centurion Lapel Pin	VA-339-820
Century 21 Real Estate LLC	Centurion Statue	VA-355-168
Century 21 Real Estate LLC	Centurion, 1987	VA-355-169
Century 21 Real Estate LLC	1988 Centurion Lapel Pin	VAu-168-301

Century 21 Real Estate LLC & Meredith Corporation	At home with Century 21. (winter 04)	TX 6-025-339
Century 21 Real Estate LLC & Meredith Corporation	At home with Century 21	TX-6-231-001

Coldwell Banker Real Estate LLC	Fast start / produced by Multi-Media Presentations, Inc.	PA-135-639
Coldwell Banker Real Estate LLC	Foundation for Success	TX-6-196-069

Coldwell Banker Real Estate LLC	Coldwell Banker Real Estate Corporation Personal retriever dog sign rider	VA-1-134-268

Coldwell Banker Real Estate, Inc. Coldwell Banker Real Estate, Inc. changed its name to Coldwell Banker Real Estate Services, Inc. in January 1991 and then dissolved and was replaced by Coldwell Banker Real Estate Services LLC.
	The Action plan	TX-1-783-795

Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor's guide) : pt. II	TX-2-079-881
Coldwell Banker Residential Real Estate LLC	Masterscourse Farming: MS-501	TX-2-081-904
Coldwell Banker Residential Real Estate LLC	MS-201-technicalskills Workshops	TX-2-082-769
Coldwell Banker Residential Real Estate LLC	Fast Start Sales Associate Workbook	TX-2-083-845
Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor's guide) : pt. I	TX-2-083-909
Coldwell Banker Residential Real Estate LLC	SuccessTrack	TX-2-084-735
Coldwell Banker Residential Real Estate LLC	The Home price comparison index : Jan. 1987	TX-2-408-262
Coldwell Banker Residential Real Estate LLC	First quarter 1988 quotables	TX-2-595-842
Coldwell Banker Residential Real Estate LLC	Home price comparison index : a guide for comparing home prices across the nation.	TX-2-628-430
Coldwell Banker Residential Real Estate LLC	Coldwell Banker makes real estate a black tie affair.	TX-2-711-365
Coldwell Banker Residential Real Estate LLC	Homeowners compu-tax delight / by Jack D. Gravis.	TXu-130-810
Coldwell Banker Residential Real Estate LLC	Homebuyers compu-tax delight.	TXu-168-442

Electronic Realty Associates, Inc. Electronic Realty Associates, Inc.'s assets were purchased by ERA Acquisition Co. which was formed in January 1996 and then changed its name to ERA Franchise Systems, Inc. on February 26, 1996. ERA Franchise Systems, Inc. changed its name to ERA Franchise Systems LLC in July 2007.
	Mortgage Watch	VAu-79-570

ERA Franchise Systems LLC	ERA management manual; 13-week action program	A451958
ERA Franchise Systems LLC	Methods of management	A564564
ERA Franchise Systems LLC	Operations manual	A564991
ERA Franchise Systems LLC	Buyers protection plan maintenance-service agreement	A845644

ERA Franchise Systems LLC	Application buyers protection plan	A852707
ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1-13	A869381
ERA Franchise Systems LLC	Agent training manual	A877902
ERA Franchise Systems LLC	Buyers protection plan agreement	A903945
ERA Franchise Systems LLC	Residential seller's warranty agreement	A903946
ERA Franchise Systems LLC	Buyers protection plan sellers assignment	A903947
ERA Franchise Systems LLC	Home sellers protection plan application	A906702
ERA Franchise Systems LLC	ERA guaranteed sales plan sales and equity advance program	JP20364
ERA Franchise Systems LLC	Showing the home	JP20365
ERA Franchise Systems LLC	Handling listing objections	JP20366
ERA Franchise Systems LLC	Obtaining buyer prospects	JP20367
ERA Franchise Systems LLC	Listing sources	JP20368
ERA Franchise Systems LLC	Servicing the listing; filmstrip	JP20369
ERA Franchise Systems LLC	Listing appointment techniques	JP20370
ERA Franchise Systems LLC	Overcoming buyer objections	JP20371
ERA Franchise Systems LLC	Presenting the offer	JP20372
ERA Franchise Systems LLC	Counseling the buyer	JP20373
ERA Franchise Systems LLC	Agent listing training	N43818
ERA Franchise Systems LLC	Listing appointment techniques	N43819
ERA Franchise Systems LLC	Listing sources	N43820
ERA Franchise Systems LLC	Showing the home	N43821
ERA Franchise Systems LLC	Career opportunity I	N43822
ERA Franchise Systems LLC	Obtaining buyer prospects	N43823
ERA Franchise Systems LLC	Handling listing objections	N43824
ERA Franchise Systems LLC	Overcoming buyer objections	N43825
ERA Franchise Systems LLC	Servicing the listing	N43826
ERA Franchise Systems LLC	ERA guaranteed sales plan and equity advance program	N43827
ERA Franchise Systems LLC	Counseling the buyer	N43828
ERA Franchise Systems LLC	Career opportunity II	N43829
ERA Franchise Systems LLC	Presenting the offer	N43830
ERA Franchise Systems LLC	[EIS]	TX 3-501-505
ERA Franchise Systems LLC	The Blueprint-II Program Suite	TX-2-000-230
ERA Franchise Systems LLC	The Moving Experience: ERA real estate consumer guide to relocation.	TX-269-524
ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1-13	TX-2-949
ERA Franchise Systems LLC.	ERA Home Buyer Program: Appraisal Authorization	TX-352-806
ERA Franchise Systems LLC	ERA Home Buyer Program: ERA Broker's Application for Sellers	TX-352-807
ERA Franchise Systems LLC.	Workbook for Certification Training, ERA Certified Real Estate Specialist	TX-382-801

ERA Franchise Systems LLC	Answers: The 91 Most Frequently Asked Questions and Answers about Buying or Selling a Home	TX-4-331-188
ERA Franchise Systems LLC	ERA Affiliate Internet Manager: User Manual	TX-4-776-598
ERA Franchise Systems LLC	ERA Advertiser	TX-70-933
ERA Franchise Systems LLC	The Home Sellers Guide	TX-744-046
ERA Franchise Systems LLC	Blueprint for Success: Basics of Successful Real Estate Business Management	TX-840-298
ERA Franchise Systems LLC.	No Down Payment (Louisiana)	TX-929-991
ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX-929-992
ERA Franchise Systems LLC	Reduce Interest Rate	TX-929-993
ERA Franchise Systems LLC	No Down Payment	TX-929-994
ERA Franchise Systems LLC	No Down Payment (Louisiana)	TX-929-995
ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX-929-996
ERA Franchise Systems LLC	No Down Payment	TX-929-997
ERA Franchise Systems LLC	Reduced Interest Rate	TX-929-998
ERA Franchise Systems LLC	Co-ownership Agreement (Louisiana)	TX-929-999
ERA Franchise Systems LLC.	Co-ownership Agreement	TX-930-000

Exhibit 10.12

Schedule III to the
First Lien Junior Priority
Collateral Agreement
COMMERCIAL TORT CLAIMS

ERA Franchise Systems, Inc. v. TMG Real Estate Services, L.L.C., Michael Herman Levitin, Sandra Morgan Levitin, Sandra J. Holmes, and H-Towne Realty.com, L.L.C. - The amount at issue was $8,295,429, as ERA seeks past due and other fees resulting from to defendants' breaches of the Franchise Agreement. The case was venued in the United States District Court for the Southern District of Texas, Case No.: H-06-cv-02765. A settlement was reached in or around July, 2007 requiring defendants to pay $3.5 million. A Stipulation of Settlement was filed with the court on 12/31/07. The settlement required defendants to make one $10K payment, then monthly payments starting 1/1/08. The first $10K payment was sent to the lock-box on 12/21/07. Since then, Defendants have made sporadic payments. ERA's outside counsel has sent multiple default letters, and ERA has also engaged a collection firm to pursue the amounts past due.
Century 21 Real Estate LLC f/k/a Century 21 Real Estate Corporation v. Bic Pho, David McCain, Century 21 Su Casa and Century 21 Ruby; Su Casa Realty/Investment, Inc. Vision Quest 21, Inc. and Does 1 through 100 - The amount at issue is $1,305,480.12, as Century 21 seeks past due and other fees resulting from the defendants' breaches of the Franchise Agreement. The case is venued in the Superior Court of California, County of Santa Clara, Case No. 106CV067150. On April 1, 2008, the court entered judgment against David McCain in the amount of $1,940,596.82. Mr. McCain filed for chapter 7 bankruptcy on June 11, 2008 and received a discharge on December 1, 2008, although the trustee is continuing to search for assets. Other than the $27,487 Century 21 previously received, the trustee's final report indicated that Century 21 will receive no additional distribution from the estate.
Sotheby's International Realty Affiliates, Inc. v. Kimberly K. Poston and Poston Properties, LLC, formerly d/b/a Poston Properties Sotheby's International Realty - The amount at issue is $1,025,621.48, as Sotheby's seeks past due and other fees resulting from the defendants' breaches of the Franchise Agreement. The case is venued in the Superior Court of New Jersey, County of Morris, Docket No: MRS-L-1535-06. Judgment was entered in the amount of $1,190,992.26. Kimberly Poston obtained a Chapter 7 discharge, but our judgment was deemed non-dischargeable and survived. Aubyn Shettle, Esq. has the judgment for collection and discovery is ongoing. The franchisee-LLC is inactive.
Century 21 Real Estate, LLC vs. Perfect Gulf Properties, Inc, Perfect Gulf Properties I, LLC, Hudson Morgan Investments, Inc., T&W Management, Inc d/b/a T&W Management, LLC, Douglas McPherson, Robert C.E. Williams, Jimmy Aviram, Michael Weber, Clifford R. Morgan, II, Arthur J. Hudson, Pam Wolters-. On August 5, 2010, the Court entered judgment in favor of Century 21 Real Estate, LLC and against Perfect Gulf Properties I, LLC, Douglas McPherson, Robert C.E. Williams, Jimmy Aviram and Michael Weber, jointly and severally, in the amount of $35,711.73.  The court further ordered that Century 21 Real Estate, LLC shall further recover from Perfect Gulf Properties I, LLC, Douglas McPherson, Robert C.E. Williams, Jimmy Aviram and Michael Weber, jointly and severally, the additional sum of $1,352,475.40 and that Century 21 Real Estate, LLC shall further recover from Robert C.E. Williams, Jimmy Aviram and Michael Weber, jointly and severally, the additional sum of $6,959.00.  The judgment has been forwarded to collection counsel.  Douglas McPherson filed for Bankruptcy protection.
Century 21 Real Estate LLC v. John R. Kersten and Elizabeth Kersten - This matter was filed on September 15, 2008. The amount at issue is $987,364.35 due under Promissory Notes on which the Defendants failed to make the required payments when they became due. Judgment in the amount of $987,364.35 was entered in the State of Michigan in the Circuit Court for the County of Oakland, Case No. 08-094555-CK on 9/15/2008. Collection action was undertaken against Mr. Kersten until he filed for bankruptcy protection in mid-2009. To our knowledge, Mrs. Kersten has not yet filed for bankruptcy, and further collection action may be permitted against her. Kersten was discharged from the bankruptcy. However, the trustee is still attempting to liquidate assets.
Century 21 Real Estate LLC v. Town & Country - Sterling Heights, Inc, d/b/a Century 21 Town and Country, and John Kersten, jointly and severally - This matter was filed on September 15, 2008. The amount at issue is $4,319,866.66, plus interest, late charges, attorney's fees and other costs as Century 21 seeks collection due to breach of various franchise agreements and promissory notes and guaranties entered into between Plaintiff and Defendants'. The case is venued in the State of Michigan, in the Circuit Court for the County of Oakland, Case No. 08-094547-CK, and a Judgment was entered against all Defendants October 15, 2008. Collection action was

III -1

Exhibit 10.12

initiated against Sterling Heights, Inc. until it filed for bankruptcy protection in early 2009. Collection action was also initiated against Mr. Kersten until he filed for bankruptcy protection in mid-2009.
Coldwell Banker Real Estate Corporation v. CBD Realty, Corp d/b a Coldwell Banker Dynamic Realty; Henry Melendez; Joel Olivas d/b/a Coldwell Banker Dynamic Realty and Citywide Enterprises, Inc. - The amount at issue is $1,150,000.00 as Coldwell Banker seeks collection of a Judgment previously entered in the Superior Court of California, County of Los Angeles, East District, Case No. KC045564 J in the amount of $388,795.40 on September 20, 2005 as well as past due and other fees resulting from the defendants' breaches of the Franchise Agreement which were encompassed in a settlement agreement reached between the parties on January 31, 2008. The case was venued in the United States District Court, Central District of California, Case No. EDCV07-00447 SGL (OPX). Defendants breached the terms of the settlement agreement and as a result, judgment was entered in the amount of $1,150,000.00 on March 18, 2008. Coldwell Banker is currently trying to collect on this judgment.
In Re: Robert Dyson and Loraine Dyson - On October 31, 2008, Robert and Loraine Dyson (the “Dysons”) filed a voluntary chapter 7 bankruptcy proceeding with the United States Bankruptcy Court for the Southern District of California. The Dysons along with Dyson & Dyson of California, Inc. and Dyson & Dyson of Las Vegas, Inc. are makers and co-makers under a Development Advance Promissory Note held by Sotheby's International Realty Affiliates LLC dated October 9, 2007 in the amount of $1,479,618.00. The obligations of the borrowers are secured as set forth in the Security Agreement dated October 9, 2007. We filed a Proof of Claim in the bankruptcy action in the amount of $11,004,094.15 which consists of outstanding royalties, lost future profits and Development Advance Promissory Note obligation. The Dysons were discharged. However, the trustee is attempting to liquidate assets.
Century 21 Real Estate LLC v. HT Brown Real Estate, Inc. and Hollis T. Brown - judgment obtained for $405,534.95 based on confession of judgment in promissory note for outstanding royalty fees. On November 5, 2010, we obtained a second judgment in the amount of $3,234,019.15. The judgment has been forwarded to collection counsel, which is still being pursued.
Coldwell Banker Real Estate LLC v. Stucky & Associates, Inc. f/d/b/a Coldwell Banker Stucky & Associates Realtors and Franklin J. Stucky - Franklin Stucky and Stucky & Associates (collectively, “Stucky”) are indebted to Coldwell Banker the total sum of $1,110,729.24. Judgment was entered against Stucky in New Jersey for $466,501.17. In July, 2009, a second action was commenced in Kansas for $644,228.07, for the remaining fees and notes due and owing from Stucky. A settlement was reached with Stucky on or about 3/7/11. The settlement requires defendants to pay Coldwell Banker a total of $115,000 in the form of a single down payment followed by annual payments starting 11/1/11 and ending 11/1/18. Stucky has made all payments owed to date.
NRT New York LLC d/b/a Corcoran Sunshine Marketing Group v. Turks, Ltd. This matter relates to a termination of an exclusive marketing agreement for a new development condominium project located in the Turks and Caicos. The amounts at issue consists of accrued and reimbursable expenses in the amount of approximately $40,000, termination fees of approximately $474,000 and progress payments on commissions in the amount of approximately $993,075.13.  The case was filed in April 2009 and is venued in the United States District Court, Southern District of New York before Justice Hellerstein. In approximately October of 2009, a Receiver in Turks and Caicos was appointed for the Defendant.  A Consent Judgment was entered into in the amount of $2,041,890.38 (which includes NY statutory interest) and a claim was filed in said amount with the Receiver by local counsel.
Sotheby's International Realty, Inc. v. Donald Deutsch - The amount at issue is $1,800,000, resulting from Deutsch's breach of a listing agreement with Sotheby's International Realty (“SIR”). Deutsch engaged SIR to sell his properties located in Amaganset, New York. SIR procured a buyer for Deutsch's properties, and Deutsch closed on the sale of the properties for a purchase price of $30,000,000 to the buyer procured by SIR in October 2010. Deutsch defaulted on his obligations to pay SIR a commission. The Verified Complaint was filed on January 11, 2011 and the case is venued in New York State Supreme Court in New York County, Index Number 650078/2011. SIR is seeking damages against Deutsch for breach of contract, quantum meruit and fraud.
COLDWELL BANKER REAL ESTATE LLC v. EJL Investment, a California Corporation doing business as COLDWELL BANKER PENINSULA; BERNARD LEUNG, individually and doing business as COLDWELL BANKER PENINSULA; MARLENE NABONG, individually and doing business as COLDWELL BANKER PENINSULA, and DOES 1 through 10.  On September 14, 2010, the Superior Court of California, County of San Mateo, entered Default Judgment in favor Coldwell Banker Real Estate, LLC and against Defendants EJL Investment, a California corporation doing business as Coldwell Banker Peninsula, Bernard Leung, an individual, and Marlene Nabong, an individual, jointly and severally, in the amount of $1,535,549.10.  The Judgment has been forwarded to collection counsel.
Skyline Title, LLC and Title Resource Group Affiliates Holdings, LLC v. Liberty Agency Holdings, LLC, Liberty Title Agency, LLC, Brain H. Madden and Albert Yorio. On or about April 1, 2009, Skyline and TRG filed its complaint against Liberty Title, Madden and Yorio. Liberty Agency was the managing Partner of the joint

III -2

Exhibit 10.12

venture with TRG, Skyline Title Agency. TRG learned that Liberty Agency was misappropriating Skyline's clients and Skyline's monies totaling approximately $690,000 and that the JV was underfunded by approximately $300,000. On or about May 1, 2009, we amended our complaint to include Elizabeth D. Madden, Brownstone Abstract, LLC, Liberty Title Agency of Westchester, LLC, and Liberty Westchester, LLC. At the prompting of the court on a motion to dismiss, the complaint against Melissa was withdrawn because all of the known transfers to her have been recovered. TRG dismissed its claims against Elizabeth in exchange for $25,000. In addition to the civil complaint, TRG/Skyline simultaneously notified the Nassau County District Attorney's office. Brian Madden was promptly indicted. On December 14, 2010, pursuant to a plea deal, Mr. Madden pled guilty to wire fraud and insurance fraud and was eventually sentenced to 20 months in jail. Mr. Madden filed for bankruptcy on November 17, 2011, which has stayed the civil action filed against Mr. Madden.
CENTURY 21 REAL ESTATE LLC, v. REAL STAR REALTY LLC a/k/a REALSTAR REALTY, LLC f/d/b/a Century 21 NY Metro, IVEL REALTY LLC a/k/a IVEL LLC, METRO STAR LLC a/k/a METRO STAR REALTY LLC, CENTURY STAR REALTY LLC, ROBERT COHEN, MARC LEWIS and KEVIN B. BROWN, Defendants.
The above complaint was file on June 21 2011 in the Superior Court of New Jersey Law Division of Morris County with a docket No. L-1799-11. The amount at issue was $1,259,595.99, with Century 21 seeking past due and other fees from defendants' breaches of the Franchise Agreement. Settlement agreements were executed with defendants Robert Cohen, MetroStar LLC, Ivel LLC, and Marc Lewis. The litigation is ongoing against Brown and his entity.
Century 21 Real Estate LLC, f/k/a Century 21 Real Estate Corporation v. San Vicente Real Estate Services, Inc. d/b/a Century 21 San Vincente, Arnold K. Fry and Helen B. Jupin - On May 10, 2010, Century 21 was awarded a judgment against the defendants in the amount of $203,304.10 for damages, 10% interest at $55.70 per day starting on August 2, 2007 and accruing until paid as well as $10,872.50 in legal fees and costs. This matter was venued in the United States District Court in the Southern District of California, Case No. 07-CV-1423-L (RBB). The amount at issue was for past due and other fees resulting from the defendants/ breaches of the franchise agreement. Collection efforts continue as to the judgment. A second action entitled Century 21 Real Estate LLC, f/k/a Century 21 Real Estate Corporation v. San Vicente Real Estate Service, Inc., f/d/b/a Century 21 San Vicente; Arnold K. Fry and Helen B. Jupin was filed. The amount at issue is $921,826.17 as Century 21 seeks past due and other fees resulting from the defendants' breaches of the Franchise Agreement. This amount also includes damages in the amount of $166,921.52 Century 21 incurred in a vicarious lawsuit against the defendants. The matter is ongoing.
In re Stirling International Realty, Inc. d/b/a Stirling Sotheby's International Realty - Stirling and the guarantors of Stirling, Roger Soderstrom and Tansey Soderstrom, filed for bankruptcy in 2011. The case is venued in the United States Bankruptcy Court for the Middle District of Florida, Orlando Division, Case No. 6:11-bk-02388-KSJ. Sotheby's filed a proof of claim with the bankruptcy court in the amount of $1,215,352.74. Striling filed a Chapter 11 reorganization plan through which Stirling shall pay Sotheby's at total of $578,270.26 in the form of seventy-eight monthly payments, the first of which has been paid.
Sotheby's International Realty Affiliates LLC v. McNair, Inc. formerly d/b/a Sudler Sotheby's International Realty, Sergio Martinucci and Chaz Walters (collectively “Defendants”) - The amount at issue is $2,109,752.34, as Sotheby's seeks past due fees and other damages, including lost future profits, resulting from the Defendants' breaches of the Franchise Agreement. The complaint was filed on October 3, 2011 and the case is venued in the United States District Court for the Northern District of Illinois, Case No. 11-cv-06930.
Better Homes and Gardens Real Estate LLC (“BH&G”) v. Mary Holder Agency, Inc. formerly d/b/a Better Homes and Gardens Real Estate Mary Holder and Mary Holder (collectively “Holder Defendants”) - The amount at issue is $1,275,762.17, as BH&G seeks past due fees and other damages, including lost future profits, resulting from the Defendants' breaches of the Franchise Agreement. A complaint was filed on June 16, 2011 in the Superior Court of New Jersey, County of Morris, Docket No: MRS-L-1724-11. BH&G obtained a judgment against the Holder Defendants in the amount of $198,562.99. Separately, BH&G obtained a second judgment against Mary Holder individually, in the additional amount of $1,084,227.06. The Holder Defendants each filed bankruptcy, which stayed the lawsuit and any collection efforts. BH&G filed a proof of claim in each bankruptcy case. The bankruptcy proceeding for Mary Holder, Inc. is venued in the United States Bankruptcy Court for the District of New Jersey, Case No. 11-34280 (MBK). On September 30, 2011, BH&G filed a verified complaint in this case against Mary Holder, Inc., Mary Holder and certain third-party defendants seeking damages, Adv. Pro. No. 11-02437 (MBK). Discovery is pending in this adversary proceeding. The bankruptcy proceeding for Mary Holder individually is also venued in the United States Bankruptcy Court for the District of New Jersey, Case No. 11-41934 (MBK).
NRT Insurance Agency, Inc. v. Liberty Mutual Insurance Company
As per the terms of an October 7, 2005 Agreement between NRT Insurance Agency Inc. and Liberty Mutual

III -3

Exhibit 10.12

Insurance Company, NRT referred prospective customers to Liberty which ultimately resulted in a Book of Business that generated approximately $7M in annual insurance premiums of which NRT was contractually entitled to receive 6% for each renewal. As per the terms of the Agreement, NRT “owned” the policies but was prohibited from marketing the policies to other carriers for a period of five years from the inception of each policy. NRT has determined that it can obtain a significantly higher renewal premium from other insurance carriers and is interested in beginning to market to other carriers, approximately 50% of the Book of Business that has now aged beyond the five year non-competition restriction period. However, in order to do so, NRT needs certain information about the policyholders which Liberty has thus far refused to provide. Liberty has offered a one-time lump sum payment of $781,134 in exchange for NRT releasing all rights in the policies. NRT Insurance, which places a significantly higher value on the Book of Business, rejected the offer. Liberty has expressed a willingness to continue discussions and provide limited information about each policyholder. NRT Insurance is currently evaluating its options.
Title Resource Guaranty Company v. Affinity Title Agency Inc. d/b/a/ ATA, et al. This matter arises out of defalcations by TRGC's title agent, Affinity Title Agency, Inc. Affinity stole funds from closings where TRGC, as well as two other underwriters, issued closing protection letters and issued title insurance. TRGC paid claims totaling approximately $1.7 million. In June, 2011, TRGC, along with one of the other underwriters, filed suit seeking to recover stolen funds from Affinity, its owner, a several other individuals believed to either be involved with the improper conduct or who improperly benefited from the improper conduct.

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Exhibit 10.12

Schedule IV to the
First Lien Junior Priority
Collateral Agreement
FILING OFFICES

Grantor	Location of Filing Office
Burrow Escrow Services, Inc.	California
Coldwell Banker Real Estate LLC	California
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Cornerstone Title Company	California
Equity Title Company	California
Guardian Title Company	California
National Coordination Alliance LLC	California
NRT West, Inc.	California
Realogy Operations LLC	California
Referral Network Plus, Inc.	California
Valley of California, Inc.	California
West Coast Escrow Company	California
Colorado Commercial, LLC	Colorado
Guardian Title Agency, LLC	Colorado
NRT Colorado LLC	Colorado
Referral Network, LLC	Colorado
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Burgdorff LLC	Delaware
Career Development Center, LLC	Delaware
Cartus Asset Recovery Corporation	Delaware
Cartus Corporation	Delaware
Cartus Partner Corporation	Delaware
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Coldwell Banker LLC	Delaware
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage LLC	Delaware
Domus Intermediate Holdings Corp.	Delaware
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
First California Escrow Corporation	Delaware

Exhibit 10.12

Franchise Settlement Services LLC	Delaware
Global Client Solutions LLC	Delaware
Guardian Holding Company	Delaware
Gulf South Settlement Services, LLC	Delaware
Jack Gaughen LLC	Delaware
Keystone Closing Services LLC	Delaware
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Commercial Utah LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Referral Network LLC	Delaware
NRT Relocation LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Settlement Services of Missouri LLC	Delaware
NRT Settlement Services of Texas LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Utah LLC	Delaware
ONCOR International LLC	Delaware
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Corporation	Delaware
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Licensing LLC	Delaware
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Secured Land Transfers LLC	Delaware

Exhibit 10.12

Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company, LLC	Delaware
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Services LLC	Delaware
Title Resources Incorporated	Delaware
TRG Services, Escrow, Inc.	Delaware
World Real Estate Marketing LLC	Delaware
WREM, Inc.	Delaware
Referral Network LLC	Florida
St. Joe Title Services LLC	Florida
The Sunshine Group (Florida) Ltd. Corp.	Florida
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker Pacific Properties LLC	Hawaii
Mid-Atlantic Settlement Services LLC	Maryland
NRT Insurance Agency, Inc.	Massachusetts
Referral Associates of New England LLC	Massachusetts
Sotheby's International Realty, Inc.	Michigan
Burnet Realty LLC	Minnesota
Burnet Title Holding LLC	Minnesota
Burnet Title LLC	Minnesota
Home Referral Network LLC	Minnesota
Market Street Settlement Group LLC	New Hampshire
The Sunshine Group, Ltd.	New York
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
TRG Settlement Services, LLP	Pennsylvania
Lakecrest Title, LLC	Tennessee
Alpha Referral Network LLC	Texas
American Title Company of Houston	Texas
ATCOH Holding Company	Texas
NRT Texas LLC	Texas
Processing Solutions LLC	Texas
TAW Holding Inc.	Texas
Texas American Title Company	Texas
Waydan Title, Inc.	Texas

Exhibit 10.12

ACKNOWLEDGMENT AND CONSENT
The undersigned hereby acknowledges receipt of a copy of the First Lien Junior Priority Collateral Agreement, dated as of February 2, 2012 (the “Agreement”), made by the Grantors parties thereto for the benefit of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (the “Collateral Agent”). The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:
1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in the second sentence of Section 3.02(a) of the Agreement.
[NAME OF ISSUER]
By: _______________________
Name:
Title:
Address for Notices:
Fax:

Exhibit 10.12
Exhibit I to the
Collateral Agreement
SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 201[•] to the First Lien Junior Priority Collateral Agreement dated as of February 2, 2012 (the “Collateral Agreement”), among REALOGY CORPORATION (the “Company”), DOMUS INTERMEDIATE HOLDINGS CORP. (“Intermediate Holdings”), each Subsidiary Grantor identified therein and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
A.    Reference is made to the Indenture dated as of February 2, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Company, Intermediate Holdings, Holdings, the Subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), pursuant to which the Company has duly authorized the issue of 9.000% Senior Secured Notes Due 2020 (as further defined in the Indenture, the “Notes”).
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Collateral Agreement referred to therein, as applicable.
C.    The Company, Intermediate Holdings and each of the Subsidiary Grantors have entered into the Collateral Agreement in order to induce the Holders to purchase and otherwise acquire the Notes. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Collateral Agreement.
Accordingly, the Collateral Agent and the New Grantor agree as follows:
SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement)

1

of the New Grantor. Each reference to a “Grantor” and “Guarantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3. The New Grantor is a [company] duly [incorporated] under the law of [name of relevant jurisdiction].
SECTION 4. The New Grantor confirms that no Default has occurred or would occur as a result of the New Grantor becoming a Guarantor or a Grantor under the Collateral Agreement.
SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 6. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by the New Grantor and (ii) any and all Intellectual Property now owned by the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization.
SECTION 7. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 8. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other

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jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 15.01 of the Indenture. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as provided in Section 15.01 of the Indenture.
SECTION 11. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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Exhibit 10.12

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.
[NAME OF NEW GRANTOR],
by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

Exhibit 10.12

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent,
by

Name:
Title:

Exhibit 10.12

Schedule I to
Supplement No. [●] to the
Collateral Agreement
Collateral of the New Grantor
EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY
[Follow format of Schedule II to the
Collateral Agreement.]

Exhibit 10.12

Exhibit II to the
Collateral Agreement

APPLE RIDGE SECURITIZATION DOCUMENTS
[On file at Simpson Thacher & Bartlett LLP]